UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

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LEONARDO DRS, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2345 Crystal Drive, Suite 1000 Arlington, Virginia 22202 Tel: 703-416-8000 Fax: 972-9885-5885
Dear Stockholder:
You are cordially invited to join our Board of Directors and senior leadership for Leonardo DRS, Inc.’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/DRS2024 on Wednesday, May 15, 2024, at 9:00 a.m. (Eastern Time). You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions in advance of and during the meeting by logging in to the website listed above using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
To facilitate broad stockholder attendance and participation and provide a consistent experience to all stockholders, regardless of location, the Annual Meeting will be held virtually. There will be no physical location for in-person attendance at the Annual Meeting. We have included with this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Leonardo DRS, Inc. from documents we have filed with the Securities and Exchange Commission (the “SEC”).
We are delivering our proxy statement and annual report pursuant to the SEC rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders’ receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about April 5, 2024, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.
Your vote is very important to us and to the continued success of our Company. Please complete and return your proxy card by mail, or vote via telephone or the Internet, as soon as possible regardless of whether you plan to attend the Annual Meeting. Thank you in advance for your continuing commitment to Leonardo DRS, Inc.
Sincerely yours,
LEONARDO DRS, INC.
William J. Lynn III
Chairman and Chief Executive Officer
April 5, 2024

Notice of Annual Meeting of Stockholders
To facilitate broad stockholder attendance and participation and provide a consistent experience to all stockholders, regardless of location, this year’s Annual Meeting (the “Annual Meeting”) of Stockholders of Leonardo DRS, Inc. (“Leonardo DRS,” the “Company,” “we,” “our” or “us”) will be held virtually at the date and time below. There will be no in-person meeting location. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.
The purpose of our Annual Meeting is to:

Date:
Wednesday, May 15, 2024
Time:
9:00 a.m., ET
Place:
The Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/DRS2024. To participate in the Annual Meeting, you will need your 16-digit control number included in your Notice of Internet Availability of the Proxy Materials, on your proxy card, or any additional voting instructions accompanying these Proxy Materials.

Elect the following nine nominees to the Board of Directors (the “Board”): William J. Lynn III, Frances F. Townsend, Gail S. Baker, Dr. Louis R. Brothers, David W. Carey, General George W. Casey, Jr., Mary E. Gallagher, Kenneth J. Krieg, and Eric C. Salzman;
Approve, in a non-binding advisory resolution, the compensation of the Company’s named executive officers (“NEOs”);
Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
Approve the Leonardo DRS, Inc. Employee Stock Purchase Plan (the “ESPP”);
Approve the amendment and restatement of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (the “ECP,” which, once amended, the “Amended ECP”);
Approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting; and
Transact other business that properly comes before the meeting or any postponement or adjournment thereof.

Stockholders who owned Leonardo DRS common stock at the close of business on the record date, March 25, 2024, are entitled to vote at the Annual Meeting, or any postponement or adjournment thereof.
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including consolidated financial statements (the “2023 Annual Report”), are available to you at www.proxydocs.com.

YOUR VOTE IS IMPORTANT
Even if you plan to attend the Annual Meeting (virtually), please date, sign, and return your proxy card in the enclosed envelope, or vote via telephone or the Internet as instructed on the proxy card or Notice of Internet Availability, before the meeting and as soon as possible. Your prompt response is helpful and your cooperation will be appreciated.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
The Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule enables us to deliver a Notice of Internet Availability of Proxy Materials to stockholders in lieu of a paper copy of the proxy statement, related materials, and our 2023 Annual Report. It contains instructions on how to access our proxy statement and 2023 Annual Report and how to vote online.
We appreciate your continued support of Leonardo DRS, Inc.
By Order of the Board of Directors,
LEONARDO DRS, INC.
Mark A. Dorfman
Executive Vice President, General Counsel and Corporate Secretary
April 5, 2024

Proxy Summary
Summary of Proposals Submitted for Vote
The following are only summaries of the proposals to be presented at the Annual Meeting. You should review the full discussion of each proposal in this proxy statement before casting your vote.
Proposal 1: Election of the Board’s Nominees Named in this Proxy Statement to the Board.
Director Nominees: At the Annual Meeting, you will be asked to elect to the Board the nominees for director identified in this proxy statement. The directors, if elected, will serve a one-year term ending at the annual meeting of stockholders in 2025 or until their successors, if any, are elected and qualified.
Vote Required: Directors are elected by a plurality of the votes cast at the Annual Meeting at which there is a quorum. This means that the nominees receiving the highest number of affirmative votes will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in this proxy statement, and assuming each of those persons receives at least one vote, all such nominees will be elected to our Board. Broker non-votes and abstentions will have no effect on this proposal.
Proposal 2: Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs.
Compensation of the Company’s NEOs: At the Annual Meeting, you will be asked to approve an advisory resolution regarding the compensation of the Company’s NEOs. This proposal is commonly referred to as a “say-on-pay” vote.
Vote Required: The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required for the approval of the advisory resolution regarding the compensation of the Company’s NEOs. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
As an advisory vote, the vote on Proposal 2 is not binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when evaluating our executive compensation program.
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.
Independent Registered Public Accounting Firm: At the Annual Meeting, you will be asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Vote Required: The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the Audit Committee’s appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will count as a vote “against” the proposal. Absent specific instructions on Proposal No. 3, brokers are permitted to exercise voting discretion with respect to such proposal.

Leonardo DRS	1	2024 Proxy Statement

Proxy Summary
Proposal 4: Approval of Leonardo DRS, Inc. Employee Stock Purchase Plan (the “ESPP”).
ESPP: At the Annual Meeting, you will be asked to approve the ESPP.
Vote Required: The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the ESPP. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Proposal 5: Approval of the Amendment and Restatement of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (the “ECP,” which, once amended, the “Amended ECP”).
Amendment of the ECP: At the Annual Meeting, you will be asked to approve the amendment and restatement of the ECP.
Vote Required: The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Amended ECP. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Proposal 6: Approval of One or More Adjournments of the Annual Meeting to a Later Date or Dates If Necessary or Appropriate to Solicit Additional Proxies If There Are Insufficient Votes to Approve the Other Proposals at the Time of the Annual Meeting.
Adjournment of the Annual Meeting: At the Annual Meeting, you will be asked to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting.
Vote Required: The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting. Abstentions will count as a vote “against” the proposal. Absent specific instructions, brokers are permitted to exercise voting discretion with respect to such proposals.

VOTE The Board unanimously recommends that the stockholders vote “FOR” the election of each director named in proposal 1 and “FOR” proposals 2, 3, 4, 5 and 6, each as listed above.

Leonardo DRS	2	2024 Proxy Statement

General Information
About the Annual Meeting and Voting
Leonardo DRS, on behalf of its Board, is soliciting your proxy to vote at our Annual Meeting to be held virtually on May 15, 2024 (or at any postponement or adjournment of the Annual Meeting). This proxy statement summarizes the information you need to know to vote at the Annual Meeting.
A Notice of Internet Availability of Proxy Materials (the “Notice”) will be first mailed on or about April 5, 2024 to stockholders of record as of March 25, 2024 (the “Record Date”). These proxy solicitation materials, combined with our 2023 Annual Report, were first made available on the Internet on or about April 5, 2024. Our principal executive offices are located at 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202, and our telephone number at that location is 703-416-8000. We maintain a website at www.leonardodrs.com. The information on our website is not incorporated by reference into this proxy statement.
Who Can Vote at the Annual Meeting?
Stockholders who owned Leonardo DRS common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 262,966,873 shares of Leonardo DRS common stock outstanding.
Registered Stockholders. If your shares are registered directly in your name with Leonardo DRS’s transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by Leonardo DRS. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (virtually) at the Annual Meeting.
Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.
How Many Votes Do I Get Per Share?
Each share of Leonardo DRS common stock that you own entitles you to one vote on each matter to be presented at the Annual Meeting.

Leonardo DRS	3	2024 Proxy Statement

General Information
How Can I Get Electronic Access To The Proxy Materials?
Under SEC rules, we are making our proxy materials available via the Internet. Instead of mailing printed copies of the proxy materials to all of our stockholders, the SEC rules allow us to send you, our stockholders as of the Record Date, a Notice containing instructions on how to access the proxy materials via the Internet and how to request a printed copy by mail if you prefer. Sending you the Notice and using the Internet instead of mailing printed proxy materials saves costs and natural resources.
The Notice provides you with instructions about how to:
•View our proxy materials for the Annual Meeting via the Internet; and
•Request that we send our future proxy materials to you by mail or by email.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.
What Matters Am I Voting On?

The election of nine directors named in this proxy statement to hold office until the annual meeting of stockholders in 2025 or until their successors are duly elected and qualified;
The approval of an advisory resolution regarding the compensation of the Company’s NEOs;
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
The approval of the ESPP;
The approval of the Amended ECP;
The approval of one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting; and
Any other business that may properly come before the meeting.

Leonardo DRS	4	2024 Proxy Statement

General Information
How Does the Board Recommend I Vote on These Proposals?
The Board recommends a vote as follows:

Board Recommendation	Proposal
FOR	Proposal One: The election of the Board’s nine nominees named in this proxy statement to the Board;
FOR	Proposal Two: The advisory resolution regarding the compensation of the Company’s NEOs;
FOR	Proposal Three: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
FOR	Proposal Four: The approval of the ESPP;
FOR	Proposal Five: The approval of the Amended ECP; and
FOR	Proposal Six: The approval of one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting.
If any other matter is properly presented at the Annual Meeting, your shares will be voted in accordance with the proxy holder’s best judgment. At the time this proxy statement was printed, we were not aware of any additional matters to be acted on at the Annual Meeting.
How Do I Vote?
If you do not request printed copies of the proxy materials by mail, you will receive a Notice. Stockholders that receive a Notice may vote via the Internet in the following ways:

Prior to the Annual Meeting
You can vote via the Internet by navigating to www.proxyvote.com and entering the 16-digit control number included on the Notice, proxy card or voting instructions form previously distributed; or

At the Annual Meeting
You may vote via the Internet at the Annual Meeting by attending the live meeting at www.virtualshareholdermeeting.com/DRS2024 and entering the 16-digit control number included on the Notice, proxy card or voting instructions form previously distributed.

If you request printed copies of the proxy materials by mail, you will receive a proxy card or a voting instruction form and will be able to vote in the following ways in addition to the methods of voting via the Internet described above:

Vote by Telephone
You can vote by proxy by calling the toll-free number found on your proxy card or voting instruction form. You will need to use the 16-digit control number included on the proxy card to vote by telephone. The availability of telephone voting may depend on the voting process of the organization that holds your shares; or
Vote by Mail You can vote by completing, dating, signing and returning the proxy card or voting instruction form.

Leonardo DRS	5	2024 Proxy Statement

General Information
Telephone and Internet voting facilities will be available 24 hours a day. You may vote over the telephone or via the Internet on www.proxyvote.com until 11:59 p.m. (Eastern Time) on May 14, 2024. Even if you plan to attend the Annual Meeting, we recommend that you vote in advance of the Annual Meeting via Internet or submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement, FOR the approval of the advisory resolution regarding the compensation of the Company’s NEOs, FOR the ratification of the retention of our independent registered public accounting firm for the fiscal year ending December 31, 2024, FOR the approval of the ESPP, FOR the approval of the Amended ECP, and FOR the approval of one or more adjournments of the Annual Meeting as described in this proxy statement.
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
Street Name Stockholders: If you hold your shares in a “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposals No. 3 (ratification of auditors) and No. 6 (approval of adjournment)) but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 (election of directors), No. 2 (advisory vote on executive compensation), No. 4 (approval of the ESPP) or No. 5 (approval of the Amended ECP)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 3 or Proposal No. 6, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to the remaining proposals, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposals. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How Do I Change My Vote Or Revoke My Proxy?
You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, you may vote your shares electronically as described above, submit another later dated proxy by telephone or mail or submit new voting instructions to your bank, broker, trustee or nominee. Your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote via the Internet during the meeting to revoke your proxy.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (virtually) or by proxy, at the Annual Meeting of holders of shares representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a stockholder does not provide voting instructions to his or her broker or nominee and the broker or nominee does not have discretionary authority to vote on the matter, as further described above under “Who Can Vote at the Annual Meeting - Street Name Stockholders.”
Abstentions
Abstentions are counted as present for establishing a quorum. For all proposals in this proxy statement, except for the election of directors, abstentions have the same effect as votes against the matter. A stockholder may choose to withhold his or her vote in lieu of voting “for” any director nominee. Withheld votes have the same effect as votes against the director nominee.

Leonardo DRS	6	2024 Proxy Statement

Proposal 1
Election of the Board’s Nominees Named in this Proxy Statement to the Board
Director Nominees

Leonardo DRS’s Fourth Amended and Restated Bylaws (the “Bylaws”) provide that the Board must consist of no less than one director nor more than ten directors. The exact number of directors serving on the Board is determined from time to time as specified in the Amended and Restated Proxy Agreement (the “Proxy Agreement”) by and among the Company, the individual proxy holders that are signatories thereto, Leonardo US Holding, LLC (“US Holding”), Leonardo – Societa per Azioni (“Leonardo S.p.A.”) and the U.S. Department of Defense (the “DoD”) and the Commitment Letter (the “Commitment Letter”) by and among the Company, US Holding, Leonardo S.p.A. and the Defense Counterintelligence and Security Agency (the “DCSA”), which are discussed in the “Certain Relationships and Related Party Transactions” section in this proxy statement. The Company’s Bylaws provide that directors are elected by a plurality vote. This means that the nominees receiving the highest number of affirmative votes will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such nominees will be elected to our Board. A stockholder may choose to withhold his or her vote in lieu of voting “for” any director nominee. Withheld votes have the same effect as votes against the director nominee.
The director nominees identified in this proxy statement are standing for election at the Annual Meeting and have been nominated by the Board at the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) to hold office for a one-year term expiring at the annual meeting of stockholders in 2025 or until their successors, if any, are elected and qualified. Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees named in this proxy statement. The Board has determined that each director nominee, other than Mr. Lynn, if elected, would be an independent director.
All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board.
VOTE The Board unanimously recommends that you vote “FOR” the election of each nominee presented in Proposal 1.

Leonardo DRS	7	2024 Proxy Statement

Proposal 1 – Election of Directors
The following table and biographical summaries set forth, with respect to each nominee for director, his or her committee membership, the year in which he or she first became a director of the Company, and whether or not US Holding (after consultation with Leonardo S.p.A. and the DCSA) appointed such director as a proxy holder to serve on the Board pursuant to the Proxy Agreement and the Commitment Letter (as discussed in the “Certain Relationships and Related Party Transactions” section in this proxy statement):

Name	Position	Committee	Director Since	Proxy Holder?
William J. Lynn III	Chairman & CEO	Government Security	2012	No
Frances F. Townsend	Lead Ind. Director	Compensation (Chair) & Government Security	2009	Yes
Gail S. Baker	Director	Compensation	2021	No
Dr. Louis R. Brothers	Director	Audit & Government Security	2023	Yes
David W. Carey	Director	Audit, Government Security (Chair) & Nominating	2009	Yes
General George W. Casey, Jr.	Director	Compensation & Government Security	2020	Yes
Mary E. Gallagher	Director	Audit (Chair)	2021	No
Kenneth J. Krieg	Director	Compensation, Nominating (Chair) & Government Security	2009	Yes
Eric C. Salzman	Director	Audit & Nominating	2022	No
Set forth below are the biographies for our director nominees as of April 5, 2024, including information concerning their specific experiences, qualifications, attributes and skills that led the Board to conclude that the nominee should serve on the Board:

William J. Lynn III has been Chairman of the Board since 2021 and Chief Executive Officer (“CEO”) since January 2012.
Relevant Experience and Skills:
•30th United States Deputy Secretary of Defense (2009-2011)
•Senior Vice President of Government Operations and Strategy at Raytheon Company (2002-2009)
•Chief Financial Officer and Under Secretary of Defense (Comptroller) (1997-2001)
•Director of Program Analysis and Evaluation for the Department of Defense (1993-1997)
•Counsel to the Senate Armed Forces Committee under Senator Ted Kennedy (1987-1993)
•Serves on the boards of Accenture Federal Services, the USO Foundation, the Atlantic Council, and the Center for a New American Security
•Skilled and experienced in matters of national security, both in government and industry
•Numerous recognitions for professional and service contributions, including four Department of Defense Distinguished Public Service medals and the Distinguished Civilian Services Award

William J. Lynn III Age: 70 Director Since: 2012 Board Committee: Government Security

Leonardo DRS	8	2024 Proxy Statement

Proposal 1 – Election of Directors

Frances F. Townsend has been Lead Director since 2023 and Chair of the Compensation Committee since 2009.
Other Public Company Directorships:
•Chubb Limited (NYSE: CB) (2020-present)
•Freeport-McMoRan Inc. (NYSE: FCX) (2013-present)
•SciPlay Corporation (NASDAQ: SCPL) (2019-2020)
•Scientific Games Corporation (n/k/a Light & Wonder) (NASDAQ: LNW) (2010-2020)
•Western Union Company (NYSE: WU) (2013-2020)
Relevant Experience and Skills:
•Founder, Frances Fragos Townsend LLC (2022-present)
•EVP of Corporate Affairs, Corporate Secretary, and Chief Compliance Officer at Activision Blizzard (2020-2022)
•Vice Chairman, General Counsel, and Chief Administrative Officer at MacAndrews & Forbes Inc. (2010-2020)
•On-air national security analyst for CBS news (2016-2022)
•Corporate partner with the law firm Baker Botts, LLP (2009-2010)
•Served as Assistant to President George W. Bush for Homeland Security and Counter terrorism and chaired the Homeland Security Council (2004-2008)
•Served as Deputy National Security Advisor for Combating Terrorism (2003-2004)
•Served in various senior positions at the U.S. Department of Justice (1990-2001)
•Serves on several non-profit boards including the Council on Foreign Relations, the Atlantic Council, the Center for Strategic and International Studies, the McCain Institute and the Hospital for Special Surgery
•Skilled and experienced in matters of national security and law, business, and government

Frances F. Townsend Age: 62 Director Since: 2009 Board Committees: Compensation (Chair), Government Security Proxy Holder Independent

Leonardo DRS	9	2024 Proxy Statement

Proposal 1 – Election of Directors

Other Public Company Directorships:
•Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) (2022-2023)
Relevant Experience and Skills:
•Serves on the board of advisors of Argosy Investment Partners-Capewell Aerial Systems (2022- present)
•Consultant to Arcline Investment Management, L.P. (2022-present)
•President, Aftermarket Services at Collins Aerospace (2019-2020)
•President, Intelligence, Surveillance, Reconnaissance, and Space Systems at Collins Aerospace (2017-2019)
•President, Air Management Systems, European Entities and Aftermarket (2015-2017)
•President, Aerospace Customers and Business Development for UTC Aerospace Systems (2011-2015)
•Skilled and experienced in matters of strategic planning, portfolio management, technical and operational leadership, P&L management, national security and defense
•Holds a top-secret U.S. clearance
•Serves on the non-profit board for the Hartford Bishops Foundation as Executive Chair of the Grants Committee

Gail S. Baker Age: 61 Director Since: 2021 Board Committee: Compensation Independent

Leonardo DRS	10	2024 Proxy Statement

Proposal 1 – Election of Directors

Other Public Company Directorships:
•Redwire (NYSE: RDW) (2021-present)
•BigBear.ai (NYSE: BBAI) (2020-2022)
Relevant Experience and Skills:
•Principal with the MIT Lincoln Laboratory (2023-present)
•Operating Partner at AE Industrial Partners (2022-present)
•Chief Executive Officer of BigBear.ai (2020-2022)
•Chief Technology Officer at Peraton (2018-2020)
•Principal with The Chertoff Group (2017-2018)
•Under Secretary for Science and Technology at the U.S. Department of Homeland Security (2014-2017)
•Deputy Assistant Secretary of Defense for Research at the Department of Defense (2011-2014)
•Served in various senior roles at the Defense Advanced Research Projects Agency, BAE Systems, Draper Laboratory, and Envoy Networks
•Serves on the non-profit board of Riverside Research (2017-present)
•Skilled and experienced in matters of defense, government services, and technology industries

Dr. Louis R. Brothers Age: 64 Director Since: 2023 Board Committees: Audit, Government Security Proxy Holder Independent

Leonardo DRS	11	2024 Proxy Statement

Proposal 1 – Election of Directors

David W. Carey has been the Chair of the Government Security Committee since 2023.
Other Public Company Directorships:
•ImageWare Systems, Inc (OTCQB: IWSY) (2006-2020)
Relevant Experience and Skills:
•Serves on the board of OnPoint Consulting, Inc. (2009-present) and Informatica Federal Operations Corp. (2015-present)
•Executive Director at Blackbird Technologies, Inc. (2005-2008)
•Vice President, Information Assurance at Oracle Corporation (2001-2005)
•Held several senior positions during a 32-year career at the Central Intelligence Agency including service as Executive Director until 2001
•Previously served on several boards to include Qinetiq North America (2014-2019), the advisory board of Recorded Future Inc. (2011-2019) as well as on the non-profit board of the CIA Officers Memorial Foundation until 2022
•Skilled and experienced in matters of national security, business development, and defense and intelligence electronics

David W. Carey Age: 79 Director Since: 2009 Board Committees: Audit, Government Security (Chair), Nominating Proxy Holder Independent

Leonardo DRS	12	2024 Proxy Statement

Proposal 1 – Election of Directors

Relevant Experience and Skills:
•Served 41 years in the U.S. Army, including from 2007-2011 as the 36th Chief of Staff of the U.S. Army
•Commanded the Multi-National Force – Iraq, a coalition of more than 30 countries (2004-2007)
•Serves as Distinguished Senior Lecturer of Leadership at the SC Johnson College of Business, Cornell University, and lectures at the Korbel School, University of Denver
•Served as the Chairman of the board of governors of the United Service Organizations (2015-2023) and board member of the University of Denver (2021-present), ColtCZ North America (2021-present), the Ross Initiative in Sports for Equality (2019-present), the Center for Global Development (2019-present), Thanks, USA (2011-2022), Student Veterans of America (2014-2021), Georgetown University (2014-2020), Army Historical Foundation (2011-2020), and FedBid (2012-2017)
•Skilled and experienced in the matters of military operations, government operations, the non-profit sector, and industry

General George W. Casey, Jr. (Ret.) Age: 75 Director Since: 2020 Board Committees: Compensation, Government Security Proxy Holder Independent

Leonardo DRS	13	2024 Proxy Statement

Proposal 1 – Election of Directors

Mary E. Gallagher has been the Chair of the Audit Committee since 2021.
Other Public Company Directorships:
•American Outdoor Brands (NASDAQ: AOUT) (2020-present)
•Served as director of IronNet (NYSE: IRNT) (2021-2023)
Relevant Experience and Skills:
•Serves as director of Novaria Group (2020-present)
•Chief Financial Officer at Wheels Up (2016-2018)
•Served in a variety of top financial roles at United Technologies Corporation (now Raytheon Technologies Corporation) (2004-2016) most recently serving as Chief Financial Officer at Sikorsky Aircraft (2013-2016)
•Vice President Controller and Chief Accounting Officer at Olin Corporation (1996-2004)
•Served for nine years with KPMG in various positions in the audit, mergers/acquisitions, consulting, and training groups (1987-1996)
•Skilled and experienced in the matters of business administration, accounting, financial leadership, and defense

Mary E. Gallagher Age: 58 Director Since: 2021 Board Committee: Audit (Chair) Independent

Leonardo DRS	14	2024 Proxy Statement

Proposal 1 – Election of Directors

Kenneth J. Krieg has been the Chair of the Nominating Committee since 2021.
Other Public Company Directorships:
•BWX Technologies, Inc. (NYSE: BWXT) (2016-present)
Relevant Experience and Skills:
•Head of Samford Global Strategies, an advisory and consulting practice which Mr. Krieg founded in 2007
•Served as Executive in Residence with Renaissance Strategic Advisors, a leading consultancy supporting premier firms in the aerospace, defense, space, intelligence and government services industry (2010-present)
•Served in several positions within the Department of Defense (2001-2007), including as Undersecretary of Defense for Acquisition, Technology, and Logistics (2005-2007)
•Spent 11 years working for the International Paper Company, most recently as Vice President and General Manager of the Office and Consumer Papers Division
•Served on the boards of Tempus Applied Solutions Holdings, Inc. (2014-2016) and API Technologies Corp. (2011-2016)
•Serves on a number of private and foreign ownership control and influence (“FOCI”) mitigation boards
•Skilled and experienced in the matters of overseeing research, development, acquisitions, FOCI mitigation, public company governance, and government

Kenneth J. Krieg Age: 63 Director Since: 2009 Board Committees: Compensation, Nominating (Chair), Government Security Proxy Holder Independent

Leonardo DRS	15	2024 Proxy Statement

Proposal 1 – Election of Directors

Other Public Company Directorships:
•Movella Holdings Inc. (NASDAQ: MVLA) (2023-present)
•8x8, Inc. (NASDAQ: EGHT) (2012-March 2024)
Relevant Experience and Skills:
•Interim Chief Executive Officer at Movella Holdings Inc.
•Former Chief Executive Officer at Safeguard Scientifics, Inc. (NASDAQ: SFE) (2020-2023) and former Board Chairman of SolAero Technologies Corp. (2018-2022)
•Director of Prognos Health (2022-present), meQuilibrium (2022-present), and Aktana (2022-2023)
•Managing Member of SarniHaan Capital Partners LLC, a private boutique consulting firm that provides capital and expertise to support the growth of technology driven business in healthcare, financial services and digital media (2011-present)
•Served nearly ten years as Managing Director for Lehman Brothers Holdings in the Private Equity and Principle Investing Group as well as in the Global Trading Strategies Division
•Served as a board member, investor, and strategic advisor for public and private growth companies for over 25 years
•Served as an independent director, executive chairman, non-executive chairman, audit committee chairman, compensation committee chairman, and M&A committee chairman at over 25 public and private companies
•Skilled and experienced in the matters of capital markets, M&A, corporate governance, restructuring, investments, technology, software, communications, medical devices, manufacturing, defense, and business services

Eric C. Salzman Age: 57 Director Since: 2022 Board Committees: Audit, Nominating Independent

VOTE

The Board unanimously recommends that stockholders vote “FOR” the election of each nominee.

Leonardo DRS	16	2024 Proxy Statement

Proposal 1 – Election of Directors
Directors And Corporate Governance
Board Skills Highlights
Board Skills Matrix, as of April 5, 2024

Name	Senior Exec of Public Company	Manufacturing/ Operations	Industrial/ National Security	Financial Literacy	M&A / Business Integration	Government Experience	Technical Expertise	Global Experience	Military/ Defense Experience
William J. Lynn III	●	●	●	●	●	●	●	●	●
Frances F. Townsend	●	●	●	●	●	●	●	●	●
Gail S. Baker	●	●		●	●		●	●	●
Dr. Louis R. Brothers	●		●	●	●	●	●		●
David W. Carey			●	●		●		●	●
General George W. Casey, Jr.	●		●	●		●		●	●
Mary E. Gallagher	●	●	●	●	●		●	●	●
Kenneth J. Krieg	●	●	●	●	●	●	●	●	●
Eric C. Salzman	●			●	●		●	●	●
Board Composition and Diversity
The Board is guided by the Company’s Bylaws, Corporate Governance Guidelines and Proxy Agreement, which require the Board to adhere to certain concepts, including respect for the dignity, value and equality of all of our employees. The Nominating Committee is committed to exercising best practices of corporate governance and recognizes the importance that the Board contains (i) diversity of knowledge and experience in business and other relevant knowledge that contributes to the Company’s global activities, and (ii) diversity in cultural background, ethnicity, gender, age, opinion, and veteran status. Taken together, the Board believes that a board comprised of diverse directors supports the Board’s ability to effectively oversee the Company’s business, and as such the Board believes that diversity is an important aspect of board composition. In evaluating the Board’s composition, the Nominating Committee considers, for each incumbent director and any potential nominee, various factors, including the skills and attributes described in the above chart. For more information on our director nomination process, please refer to the “Director Nomination Process” section in this proxy statement.

Leonardo DRS	17	2024 Proxy Statement

Proposal 1 – Election of Directors

Board Diversity Matrix
	As of April 5, 2024				As of December 31, 2023
Total Number of Directors	9				9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	6			3	6
Part II: Demographic Background
African American or Black		1				1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	4			3	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1				1
Controlled Company Status
Because Leonardo S.p.A. controls a majority of our outstanding voting power, we are a “controlled company” under the corporate governance rules of Nasdaq Stock Market (“Nasdaq”). Therefore, we are not required to have a majority of the directors on our Board be independent, nor are we required to have an independent compensation committee or an independent nominating function. We have nevertheless opted to have a majority of the directors on our Board be independent and to have a Compensation Committee and Nominating Committee that are both comprised of independent directors, as more fully described below.
Director Independence
The Board has determined that each member of the Board, other than Mr. Lynn, is independent under the criteria established by the Nasdaq listing rules. In addition, the Board has determined that each member of the Audit Committee and each member of the Compensation Committee meets the additional independence criteria required for audit committee and compensation committee members, as applicable, established by SEC rules and regulations and Nasdaq listing rules.
Environmental, Social and Governance (“ESG”) Highlights
Our Company consists of approximately 6,600 employees. We encourage our employees to uphold the core values of the Company including integrity, operational excellence, customer focus, diversity, equity and inclusion and innovation.
Due to the highly specialized nature of our business, we maintain a culture that fosters and rewards growth, innovation, problem-solving, technology development and process improvements. We have approximately 1,350 engineers who work on programs in sensing, electro-optical infrared systems, laser systems, network computing, communications systems, integration and power propulsion. Our employees maintain over 1,450 security clearances to allow engineers and management to carry on business activities for our customers’ classified programs. We recognize that our success as a company depends on our ability to attract,

Leonardo DRS	18	2024 Proxy Statement

Proposal 1 – Election of Directors
develop and retain a qualified workforce with an emphasis on a strong commitment to diversity and inclusion. As such, we promote the health, welfare and safety of our employees. Part of our responsibility includes treating all employees with dignity and respect and providing them with fair, market-based, competitive and equitable compensation. We recognize and reward the performance of our employees and provide a comprehensive suite of benefit options that enables our employees and their dependents to live healthy and productive lives.
Safety in our workplaces is paramount. Across our businesses, we take measures to prevent workplace hazards, encourage safe behaviors and enforce a culture of continuous improvement to ensure our processes help reduce incidents and illnesses and comply with governing health and safety laws.
Our strong commitment to diversity, inclusion, succession planning, and training has fostered a highly collaborative and motivated workforce. Our commitment to diversity includes our Diversity Action Teams and Employee Resource Groups geared at improving diversity and inclusiveness so that we look like the communities in which we operate. We measure and track the hiring and promotions of minorities and women in the workforce.
Our values motivate us to promote strong workplace practices with opportunities for development and training. Our training and development efforts focus on ensuring that the workforce is appropriately trained on critical job skills as well as leadership behaviors that are consistent with our core values. We conduct rigorous succession planning exercises to ensure that key positions have the appropriate level of bench strength to provide for future key positions and leadership transitions. We listen to our workforce to assess areas of concern and levels of engagement.
Environmental
For more than five decades, the Company has delivered innovative products and services to military forces and defense contractors globally. Our commitment to sustainability focuses on investing in people, enhancing eco-efficiency in our operations and products, and supporting our supply chain.
Today, our commitment to a sustainable future includes our intent to manage natural resources responsibly and address climate-related risks and opportunities. Alongside our impact with customers and suppliers, we seek to make a difference in our own operations by improving the environmental impact of our facilities and business activities. Specific examples of our sustainability initiatives include improvements to energy efficiency within our facilities, use of renewable electricity resources, optimizing fuel consumption and reducing our overall facility footprint. We have initiated supply chain practices in support of our efforts to help ensure that our activities today do not compromise tomorrow’s resources, underpinning our commitment to a sustainable future.
Social
Our employees are the Company’s most valuable resource and at the heart of our success. Hiring, developing, and retaining talent are critical components to our long-term sustainable success and remain a top priority.
The health and safety of our employees is also a top priority. We have implemented appropriate procedures and precautions for the continued safety and well-being of employees. For instance, our wellness programs provide resources, information, motivation, and support to help our employees make healthy lifestyle choices and minimize health risks. We also adhere and comply with all environmental, health, and safety laws and regulations, and we have management systems which include robust policies and standards, processes, risk-assessment tools safety equipment, reporting violations and concerns, and ongoing training to protect our employees. We are always looking for ways to exceed compliance standards by utilizing continuous improvement discipline to proactively eliminate risks in the workplace.
The nature of our business involves providing the U.S. military with innovative technology, products, and solutions. We give back to our military community by contributing to military service organizations that provide direct support and services to military families, such as the USO, Blue Star Families, and the Fisher House Foundation. We provide support for college tuition for military children and spouses including the Anchor Scholarship Foundation, the Navy/Marine Corps Relief Society, and the National Guard Education Fund.

Leonardo DRS	19	2024 Proxy Statement

Proposal 1 – Election of Directors
We have also been a proud sponsor of the Army Ten-Miler for the past 15 years and have partnered with Home for our Troops which provides mortgage-free homes to severely disabled post-9/11 veterans and their families. We continue to support our military community both from an inside and outside perspective, as we continue to recruit and hire veterans to our Leonardo DRS team. In 2020, 2021 2022, and 2023 we were recognized as a “Best for Vets” employer by the Military Times, and in 2023 we were named a Gold Medallion recipient by the U.S. Department of Labor HIRE Vets program. We proudly employ veterans, whose skills and experience have helped shape us into a leading defense contractor. Also, in 2022 and 2023, we were certified as an employer of choice by Great Place to Work®, a recognized leader in workplace culture.
In addition to our comprehensive investment in our employees’ success and safety, we strive to maintain an inclusive environment that values and leverages the uniqueness of each member to the benefit of all our stakeholders. We view the combination of diverse perspectives and backgrounds as a powerful force for innovation. To promote diversity and our core principles, we emphasize the inclusion of all employees, regardless of race, color, religion, age, gender or sexual orientation, or veteran status through our actions and workplace training programs. We continually strive to cultivate and foster a climate where employees can contribute to their full potential.
Governance
Leonardo DRS’s policies and practices reflect corporate governance initiatives that are compliant with the Nasdaq listing rules, SEC rules and regulations, and the applicable corporate governance requirements of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We maintain a corporate governance page on our website at https://investors.leonardodrs.com. Highlights of our corporate governance include:

•100% Independent Nominating and Compensation Committee Members
•Lead Director
•Annual Board and Committee Evaluations
•Director Overboarding Policy
•Periodic Review of Committee Charters and Governance Policies
•Regular Meetings of Independent Directors without Management Present

•Formal CEO Evaluation Process
•Stockholder Engagement Program
•Stock Ownership Guidelines for Directors and Officers
•Codes of Conduct for Directors, Officers and Employees
•Succession Planning Process
•Corporate Governance Guidelines

Code of Ethics
Our Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees (the “Code of Ethics”). The Code of Ethics is available on our website at https://investors.leonardodrs.com/corporate-governance/governance-overview. We will post on this section of our website any amendment or update to the Code of Ethics, as well as any waivers of the Code of Ethics that are required to be disclosed by SEC or Nasdaq rules.

Leonardo DRS	20	2024 Proxy Statement

Proposal 1 – Election of Directors
Board Overview
Board Structure and Risk Oversight
Leadership Structure
As noted above, Mr. Lynn has served as Chairman of the Board and CEO since 2012.
Because one individual serves as both Chairman and CEO, the Board appointed an independent director to serve as “Lead Director.” Our Lead Director is Ms. Townsend, who was appointed to that position by the Board effective January 1, 2023. The Board believes the combined Chairman/CEO position, together with an independent Lead Director, has certain advantages over other board leadership structures and best meets the Company’s current needs. Mr. Lynn’s leadership as Chairman and CEO provides our Board with detailed and in-depth knowledge of the Company’s strategy, markets, operations, and financial condition, and enhances our ability to communicate a clear and consistent strategy to our stockholders, employees, and business partners. This leadership structure provides clear separation of the oversight role of the Lead Director and other independent directors from the oversight role of the Chairman/CEO and other senior management, enabling the Board and the Chairman/CEO to have greater clarity and focus on their respective leadership roles.
The Board understands there is no “one-size fits all” approach to providing Board leadership in the competitive and changing environment in which we operate. The optimal Board leadership structure may vary as circumstances warrant. At present, the Board believes its current structure effectively maintains independent oversight of management.
Risk Oversight
The Board’s Risk Oversight Responsibilities
Our Board believes that effective risk management and control processes are critical to our safety and soundness, our ability to predict and manage the challenges that we face and, ultimately, our long-term corporate success. Our Board, both directly and through its committees, is responsible for overseeing our risk management processes, with each of the committees of our Board assuming a different and important role in overseeing the management of the risks we face.
Key Board Committee Oversight Responsibilities
Our Audit Committee is responsible for overseeing risks associated with financial matters including financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Compensation Committee has primary responsibility for risks and exposures associated with our compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally. The Nominating Committee oversees risks associated with the independence of our Board, potential conflicts of interest and overall enterprise risk. The Government Security Committee oversees risks associated with our obligation to safeguard classified information in our possession and our compliance with the Proxy Agreement and applicable laws and regulations including the International Traffic in Arms Regulations (“ITAR”), Export Administration Regulations (“EAR”), and the National Industrial Security Program Operating Manual (“NISPOM”).
Our senior management is responsible for implementing and reporting to our Board regarding our risk management processes, including assessing and managing the risks we face on a day-to-day basis. The role of our Board in our risk oversight is consistent with our leadership structure, with our CEO and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.

Leonardo DRS	21	2024 Proxy Statement

Proposal 1 – Election of Directors
Board Effectiveness
Board and Committee Self-Evaluation Process
Board and committee evaluations play a critical role in ensuring the effective functioning of our Board and its committees. Our Board and its committees annually evaluate their own performance. Generally, as part of the self-evaluation process, directors are provided detailed questionnaires designed to offer a thoughtful and substantive reflection on the Board’s or committee’s performance, as applicable. The questionnaires consider various topics related to Board and committee composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experiences and backgrounds. As set forth in its charter, the Nominating Committee oversees the Board evaluation process. The Nominating Committee periodically reviews the form of questionnaire and the self-evaluation process, considers whether changes are recommended, and reports the results to the Board.
Director Overboarding Guideline
Directors are expected to commit substantial time and energy to the Board and should ensure that other existing and future time commitments do not materially interfere with their service as a director. While the Company values the experience directors bring from other business associations, including other boards on which they serve, we recognize that those boards may present demands on a director’s time and availability and may present conflicts or legal issues. Directors should therefore advise the Chair of the Nominating Committee and the Chairman of the Board before accepting membership on any audit committee or other significant committee assignment on any other board of directors, any new membership on other boards of directors or other significant commitments involving affiliation with other businesses or government entities.
Board Meetings and Committees
The Board met seven times in fiscal year 2023. All directors attended at least 90 percent of the aggregate of the total meetings of the Board and all committees on which they served. Directors are encouraged, but not required, to attend the Company’s annual meeting of stockholders. In 2023, all nine directors attended the 2023 annual meeting of stockholders.
The Board has an Audit Committee, Compensation Committee, Nominating Committee, and Government Security Committee, each of which has the composition and responsibilities described below. All actions by committees are reported to the Board at the next regularly scheduled meeting. As part of its ongoing corporate governance review, the Board reviews its assignment of committee membership annually.
The following table reflects the committee memberships as of the filing date of this proxy statement:

Name	Audit	Compensation	Nominating	Government Security
William J. Lynn III				●
Frances F. Townsend*		●		●
Gail S. Baker		●
Dr. Louis R. Brothers*	●			●
David W. Carey*	●		●	●
George W. Casey, Jr.*		●		●
Mary E. Gallagher	●
Kenneth J. Krieg*		●	●	●
Eric C. Salzman	●		●
● = Chair ● = Committee Member
* Proxy holder. See the section entitled “Certain Relationships and Related Party Transactions” below for more information.

Leonardo DRS	22	2024 Proxy Statement

Proposal 1 – Election of Directors
Audit Committee
Membership
The members of our Audit Committee are Dr. Brothers, Mr. Carey, Ms. Gallagher, and Mr. Salzman, with Ms. Gallagher serving as Chair of the Committee. Our Board has designated each of Ms. Gallagher and Mr. Salzman as an “audit committee financial expert” and each of Dr. Brothers, Mr. Carey, Ms. Gallagher, and Mr. Salzman has been determined to be “financially literate” under Nasdaq listing standards. Our Board has determined that each member of our Audit Committee satisfies the requirements for independence for Audit Committee members under all applicable rules and regulations of Nasdaq and the SEC.
Committee Charter
Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Audit Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Audit Committee Charter is available on our website at https://investors.leonardodrs.com/corporate-governance/governance-overview.
Responsibilities
The primary purposes of the Audit Committee are to assist the Board in overseeing (i) the quality and integrity of our financial statements; (ii) the qualifications, independence and performance of our independent auditor (the “Independent Auditor”); (iii) our accounting, financial and external reporting policies and practices, (iv) the performance of our internal audit function; and (v) our compliance with legal and regulatory requirements, including without limitation any requirements promulgated by the Public Company Accounting Oversight Board and the Financial Accounting Standards Board. The Audit Committee’s responsibilities also include, but are not limited to:
•appointing, retaining, overseeing, evaluating and terminating the Company’s Independent Auditor;
•reviewing the independence, performance and quality control procedures of the Independent Auditor and the experience and qualifications of the Independent Auditor’s senior personnel;
•discussing with the Company’s Independent Auditor the proposed scope and plan of audit;
•reviewing the audit report upon completion of the Independent Auditor’s annual audit and forwarding it to the Board;
•reviewing the Company’s financial statements, any management certifications thereof, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the Independent Auditor;
•overseeing the Company’s enterprise risk assessment, management and mitigation efforts, including with respect to cybersecurity;
•preparing an annual committee report for inclusion in the proxy statement and submitting the Company’s financial statements to the Board for its approval, and considering whether it will recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K;
•annually reviewing the activities and performance of the Company’s internal audit function, including the annual internal audit scope and results;
•ensuring the Company has established procedures to receive and respond to any complaints or concerns regarding the Company’s accounting, internal controls or auditing matters; and
•reviewing periodically with senior management any significant financial risk exposures and the steps management has taken to limit, monitor and control such exposures.

Leonardo DRS	23	2024 Proxy Statement

Proposal 1 – Election of Directors
Meetings
The Audit Committee held seven meetings in fiscal year 2023.
Compensation Committee
Membership
The members of our Compensation Committee are Ms. Baker, General Casey, Mr. Krieg and Ms. Townsend, with Ms. Townsend serving as Chair of the Committee. Our Board has determined that each member of our Compensation Committee satisfies the requirements for independence for Compensation Committee members under all applicable rules and regulations of Nasdaq and the SEC.
Committee Charter
Our Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Compensation Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Compensation Committee Charter is available on our website at https://investors.leonardodrs.com/corporate-governance/governance-overview.
Responsibilities
Our Compensation Committee (i) oversees the Company’s compensation plans, its incentive-compensation plans and its equity-based plans (if any); (ii) retains an independent compensation consultant to advise on compensation matters; (iii) oversees the administration of these plans as provided in the plans, to establish the compensation of the senior executive officers of the Company and its subsidiaries; (iv) reviews and discusses with management the Company’s compensation plans; and (v) oversees the Company’s strategies, initiatives and programs with respect to the Company’s culture, talent recruitment, development and retention, employee engagement, diversity and inclusion, and management and succession planning for the Company’s CEO and selected senior leaders. The Compensation Committee’s responsibilities also include, but are not limited to:
•reviewing, at least annually the goals, objectives and measures of the Company’s compensation plans;
•evaluating annually the performance of the CEO and leadership team;
•reviewing, at least annually, with the Board, succession planning and management development topics;
•conducting an annual performance review of the CEO with input from the independent members of the Board;
•reviewing the Company’s compensation plans and other employee benefit plans, including incentive-compensation plans, equity-based plans, pension plans and health and welfare plans; and
•periodically reviewing the Company’s strategies, initiatives and programs with respect to the Company’s culture, talent recruitment, development, retention, employee engagement and diversity and inclusion.
Meetings
The Compensation Committee held 5 meetings in fiscal year 2023.
Compensation Committee Interlocks and Insider Participation
None of our NEOs serve, or in the past have served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our Compensation Committee. None of the members of our Compensation Committee are, or have ever been, an officer or employee of our Company.

Leonardo DRS	24	2024 Proxy Statement

Proposal 1 – Election of Directors
Risk Assessment
The Compensation Committee is responsible for the oversight of risks associated with the Company’s compensation policies and practices. In accordance with Item 402(s) of Regulation S-K, the Compensation Committee annually reviews whether such policies and practices are reasonably likely to have a material adverse effect on the Company.
Nominating Committee
Membership
The members of our Nominating Committee are Mr. Carey, Mr. Krieg, and Mr. Salzman, with Mr. Krieg serving as Chair of the Committee. Our Board has determined that each member of our Nominating Committee satisfies the requirements for independence for Nominating Committee members under all applicable rules and regulations of Nasdaq and the SEC.
Committee Charter
Our Nominating Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Nominating Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Nominating Committee Charter can be found at https://investors.leonardodrs.com/corporate-governance/governance-overview.
Responsibilities
Our Nominating Committee (i) identifies individuals qualified to become directors; (ii) recommends to the Board the individuals to be nominated for election as directors at each annual meeting of stockholders and to fill vacancies on the Board; (iii) oversees the annual evaluation of the Board and its committees; (iv) recommends to the Board the directors to be appointed to each committee of the Board; (v) oversees the Company’s ethics and compliance policies and procedures; and (vi) takes a leadership role in shaping the corporate governance of the Company. The Nominating Committee’s responsibilities also include, but are not limited to:
•regularly reviewing the Company’s corporate governance policies and practices;
•annually reviews the Company’s Charter, Bylaws and Proxy Agreement with management and recommends any changes to the Board;
•developing and recommending to the Board the Company’s Corporate Governance Guidelines and policies and procedures regarding transactions with related persons and periodically reviewing and recommending any proposed changes to the Board for approval;
•reviewing and approving or rejecting any related party transactions;
•overseeing the Company’s compliance with its Code of Ethics, periodically reviewing any ethics complaints as well as the Company’s response to such complaints;
•overseeing and reviewing the Company’s ESG policies, goals and programs, including reviewing the Company’s sustainability initiatives and goals and the Company’s progress toward achieving those goals;
•reviewing and recommending to the Board with respect to (i) the criteria for Board membership; (ii) the general responsibilities and functions of the Board; and (iii) the organization, structure, size and composition of the Board and its committees;
•reviewing candidates to serve as members of the Board who are recommended or proposed by stockholders and provide to the Board the committee’s assessment of whether such candidates would be an independent director;

Leonardo DRS	25	2024 Proxy Statement

Proposal 1 – Election of Directors
•reviewing the orientation program of new Board members and the continuing education of all directors, as well as assessing the adequacy of and the need for additional continuing education programs for directors; and
•developing, recommending to the Board and overseeing an annual evaluation process for the Board and each of its committees.
Meetings
The Nominating Committee held four meetings in fiscal year 2023.
Government Security Committee
Membership
The members of the Government Security Committee are Dr. Brothers, Mr. Carey, General Casey, Mr. Krieg, Ms. Townsend, and our CEO, General Counsel, Corporate Facility Security Officer and Technology Control Officer, with Mr. Carey serving as Chair of the Committee.
Committee Charter
Our Government Security Committee operates under a written charter that was adopted by our Board. A copy of the Government Security Committee Charter can be found on our website at: https://investors.leonardodrs.com/corporate-governance/governance-overview.
Responsibilities
The Proxy Agreement requires us to have a Government Security Committee, consisting of all proxy holders, our CEO, our General Counsel, our Corporate Facility Security Officer and our Technology Control Officer, to the extent that such officers have adequate security clearances. The Government Security Committee ensures that the Company (i) maintains policies and procedures, including a technology control plan (“TCP”), to safeguard classified information in its possession and (ii) complies with the Proxy Agreement, ITAR, EAR and the NISPOM. The Government Security Committee’s responsibilities also include, but are not limited to:
•exercising best efforts to ensure the implementation of all procedures, organizational matters and other aspects pertaining to the security and safeguarding of classified and controlled unclassified information;
•ensuring that the Company implements any TCP, electronic control plan, or affiliated operations plan approved under the Proxy Agreement;
•ensuring all provisions of the Proxy Agreement are carried out and that the Company’s directors, officers and employees comply with all such provisions; and
•overseeing the development and conduct of employee training, briefings and notices on the effect and operation of the Proxy Agreement, as well as on suspicious contact reporting requirements.
Meetings
The Government Security Committee held 4 meetings in fiscal year 2023.

Leonardo DRS	26	2024 Proxy Statement

Proposal 1 – Election of Directors
Director Nomination Process
The Nominating Committee considers candidates for Board membership in accordance with the Proxy Agreement and as otherwise recommended by directors, management, or stockholders, and uses the same criteria to evaluate all such candidate recommendations.
In accordance with the Proxy Agreement, the Nominating Committee will nominate the proxy holders for election as directors at any meeting of the stockholders. The proxy holders, through the Nominating Committee, select non-proxy holder director candidates to be nominated at each annual meeting of stockholders. Each year, these non-proxy holder director nominees include the Chief Executive Officer and three additional individuals, chosen from among relevant candidates proposed by US Holding.
The Board then elects a Chair, who shall hold a DoD personal security clearance. If the Chair is not one of the proxy holders, the Board also shall elect a Lead Director, who is also a proxy holder. The proxy holders are appointed in staggered terms, each three years in length. Each class must have at least one proxy holder assigned, and no single proxy holder may be assigned to more than one class. For a more detailed description of the role of our proxy holders, see “Certain Relationships and Related Party Transactions – Proxy Holders” below.
As it deems necessary, the Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Nominating Committee recommends qualified director candidates, as applicable and subject to the Proxy Agreement, for nomination by the Board based on the skills and characteristics that the Board seeks in its members as well as consideration of the diversity of the Board as a whole. This review includes an assessment of, among other things, a candidate’s knowledge, education, experience, cultural background, including ethnicity, gender and age, and skills in areas critical to understanding the Company and its business, with a commitment to enhancing stockholder value. The Nominating Committee seeks candidates with the highest professional and personal ethics and values, that are aligned with the philosophy of the Company, and who will operate in accordance with the Company’s Code of Ethics. The Nominating Committee also assesses a candidate’s ability to make independent analytical inquiries, and willingness to devote adequate time to Board duties.
Director nominees should possess the following experience, qualifications, attributes and skills:
•an understanding of the principal operational and financial objectives, plans and strategies of the Company;
•an understanding of the results of operations and financial condition of the Company;
•an understanding of the relative standing of the Company in relation to its competitors; and
•leadership experience at the policy-making level in business, government, education, or public interest.
Prospective directors should be committed to representing the long-term interests of the stockholders. A potential director must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. Director candidates must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.
The Nominating Committee considers other relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise on various Board committees. Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Nominating Committee considers the ability of candidates to meet independence and other requirements of the SEC, Nasdaq, or other regulatory bodies exercising authority over the Company.
The Nominating Committee’s process for evaluating potential director candidates typically requires one or more members of the Nominating Committee, and others as appropriate (including members of management), to interview prospective nominees in person

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Proposal 1 – Election of Directors
or by telephone. Upon identification of a qualified candidate, the Nominating Committee will recommend such candidate for consideration by the full Board.
Stockholder Recommendations for Directors
Under our Bylaws, notice by stockholders who intend to nominate directors at the 2025 annual meeting of stockholders must be received no earlier than the close of business on January 15, 2025 and no later than the close of business on February 14, 2025. Notice of director nominations must be submitted by a stockholder of record and must set forth the information required by our Bylaws. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a stockholder of record.
Any notice of director nomination submitted to Leonardo DRS must include the additional information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Non-Employee Director Compensation
Summary of Director Compensation Arrangements
The Company has historically compensated each of its non-employee directors for service on its Board. In order to attract and retain highly qualified non-employee directors, our philosophy is to align non-employee director compensation with compensation structures of similar publicly traded companies and to incentivize retention of each non-employee director then serving on the Board. The Compensation Committee periodically reviews our non-employee director compensation program and makes recommendations for adjustments, as appropriate, to the Board. In 2023, no changes were made to the non-employee director compensation program.
The Company’s current non-employee director compensation structure consists of the following elements:
•Annual Cash Retainer;
•Committee Chair and Lead Director Retainers; and
•Annual Equity Retainer.
Information about the Company’s current non-employee director compensation structure is described in more detail below.
Annual Cash Retainer and Committee Chair and Lead Director Retainers
Non-employee directors receive an annual cash retainer of $100,000 for their service on the Board. The Board’s Lead Director receives an additional cash retainer of $40,000, and each non-employee director serving as a committee chair receives an additional cash retainer of $40,000. All cash retainers are payable on a quarterly basis in arrears. Non-employee directors will not receive additional compensation for attendance at Board or committee meetings.
Annual Equity Retainer
In addition to a cash retainer, non-employee directors receive a portion of their annual compensation for Board service in the form of an annual grant of restricted stock units (“RSUs”) under the ECP. The RSU awards have a grant date fair value of $150,000 (rounded up to the nearest whole share) and are granted following the annual stockholder meeting each year. The RSU awards vest on the one-year anniversary of the award grant date, generally subject to the director’s continued service through the vesting date. In the event of a director’s death or disability, the RSU award will vest in full. Following his appointment to the Board on January 1, 2023, Dr. Brothers received an annual equity retainer with a prorated grant date fair value to reflect his director service from January 1, 2023, through May 15, 2023. The prorated award of 4,537 RSUs was subject to the same vesting conditions as other non-employee director annual RSU awards.

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Proposal 1 – Election of Directors
2023 Director Compensation Table
The following table presents information regarding the compensation earned by our non-employee directors for serving on the Board in 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)(2)
Frances F. Townsend	180,000	150,004	24,419	354,423
Gail S. Baker	100,000	150,004	6,356	256,360
Dr. Louis R. Brothers(3)	100,000	210,391	60	310,451
David W. Carey	140,000	150,004	5,873	295,877
General George W. Casey, Jr.	100,000	150,004	610	250,614
Mary E. Gallagher	140,000	150,004	19,369	309,373
Kenneth J. Krieg	140,000	150,004	12,093	302,097
Eric C. Salzman	100,000	150,004	13,455	263,459
1.Reflects the aggregate grant date fair value of RSU awards granted to Ms. Townsend, Ms. Gallagher, Ms. Baker, Gen. Casey, Jr., Dr. Brothers, Mr. Krieg, Mr. Carey and Mr. Salzman as part of the non-employee directors’ annual equity retainer for their Board service in 2023. The RSU awards are scheduled to vest on June 1, 2024, subject to each director’s continued service through such date. The grant date fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. The assumptions used in calculating the grant date fair value are incorporated by reference to Note 15 to the consolidated financial statements in the Company’s 2023 Annual Report. As of December 31, 2023, each of our non-employee directors who were members of the Board on such date held the following outstanding and unvested RSUs: Ms. Townsend, Ms. Gallagher, Ms. Baker, Gen. Casey, Jr., Mr. Krieg and Mr. Carey 13,357; Dr. Brothers and Mr. Salzman 9,785.
2.Total includes reimbursements for reasonable expenses incurred for travel or other business purposes.
3.Dr. Louis R. Brothers was appointed as a director of the Board, effective as of January 1, 2023. Following his appointment, Dr. Brothers received a prorated annual equity retainer with a grant date fair value to reflect his director service from January 1, 2023 through May 15, 2023. All other non-employee directors received their annual equity retainers in 2022 for Board service between November 29, 2022 and the 2023 annual meeting.
Stock Ownership Guidelines
The Company has adopted stock ownership guidelines for non-employee directors, NEOs and other senior vice presidents. For non-employee directors, each must achieve a stock ownership level of Company common stock with a value equal to four times each director’s annual cash retainer within five years following the later of November 13, 2022, or the date of his or her respective appointment as a non-employee director.
As of December 31, 2023, all of our non-employee directors satisfied the stock ownership requirements or are on track to satisfy the requirements within the required five-year period.
General
Directors who are our employees do not receive any compensation from us for their service on our Board. Directors are reimbursed for reasonable expenses incurred in attending or returning from meetings of the Board or any committee thereof, or otherwise in or about the business of the Company. These expenses are reimbursed in accordance with the Company’s policies regarding reimbursement of business expenses and are approved by the Senior Vice President, Human Resources, General Counsel, Chief Financial Officer (“CFO”) and/or the CEO.

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Proposal 2

Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
As required by Section 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our NEOs, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Compensation Committee will consider the voting results when making future compensation decisions.
The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy. As a result, the Company has a strong pay-for-performance philosophy that greatly impacts its decisions regarding executive compensation. Our executive compensation programs seek to align management’s interests with our stockholders’ interests to support long-term value creation and pay for performance. This philosophy and the compensation structure are essential to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and its stockholders. To that end, our program links pay to performance by delivering a substantial component of the total compensation opportunity of our NEOs in variable or performance-based compensation programs (annual and long-term incentive plans). Performance measures used in the Company’s annual and long-term incentive plans support the Company’s annual operating plan and longer-term strategy and are tied to key Company measures of short and long-term performance. Our program also aligns our NEOs’ financial interest with those of our stockholders by delivering a substantial portion of their total compensation in the form of equity awards and other long-term incentive vehicles.
The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required for the approval of this proposal. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
We urge our stockholders to read the section entitled “Compensation Discussion and Analysis” below, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables which provide detailed information on the compensation of our NEOs.
For these reasons, we recommend that stockholders vote in favor of the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion presented in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, is hereby APPROVED.”
The Board unanimously recommends that stockholders vote “FOR” the advisory resolution.
VOTE The Board unanimously recommends that you vote “FOR” the advisory resolution presented in Proposal 2.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Compensation Discussion and Analysis
Introduction
The Compensation Discussion and Analysis provides the details of our executive compensation program and the decisions made as they relate to our NEOs. The discussion below relates to compensation programs in effect for 2023.
Named Executive Officers
For 2023, our NEOs and their respective titles are as follows:

Name	Position
William J. Lynn III	CEO
Mike Dippold	Executive Vice President, CFO
John Baylouny	Executive Vice President, Chief Operating Officer (“COO”)
Mark Dorfman	Executive Vice President, General Counsel and Secretary
Sally Wallace	Executive Vice President, Operations
Mr. Lynn and Mr. Dippold are NEOs for 2023 based on their positions as principal executive officer and principal financial officer during 2023. Mr. Baylouny, Mr. Dorfman and Ms. Wallace are NEOs for 2023 based on being the three highest paid executive officers of the Company, other than the principal executive officer and principal financial officer.
2023 Business Performance Highlights
We delivered solid 2023 financial results, which demonstrate the strength of our portfolio and the clear customer demand for our technologies as highlighted below:
•Revenue was approximately $2.8 billion, a total increase of 5% over 2022 results;
•Bookings of $3.5 billion, representing a 1.2x book-to-bill ratio;
•Year-over-year backlog growth of 82%, driving to new Company record of nearly $8 billion;
•Adjusted EBITDA* was up 2% year-over-year with margin performance of 11.5%;
•Free cash flow* generation was $159 million, up 115% from 2022, and represented a 0.8x conversion of adjusted net earnings*; and
•Financial performance resulted in approximately 57% increase in the Company’s share price in 2023.
* This is a non-GAAP financial measure. For more information, see “Appendix C: Non-GAAP Financial Measures” to this proxy statement.
Compensation Program Overview
Executive Compensation Philosophy
Our executive compensation philosophy is to provide market-based competitive total compensation to support our strategic plan for growth and success, attract and retain executives and other key employees to drive a superior performance culture, and closely link pay to Company performance. Our management team strives to deliver optimal results through focused operational excellence,

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
management of costs and investments, optimization of human capital, leadership, and driving collaboration across our businesses to achieve our strategic goals. The executive compensation and benefit programs are guided by the following principles:

Principle	Philosophy
Pay for Performance	Our compensation program is designed to reward superior past performance and create incentives for future exemplary performance that will create long-term value.
Competitive Pay
We do not target NEO total direct compensation (which includes base salary, annual incentive compensation, and long-term incentive compensation) at a specific market level. When determining the total direct compensation opportunity for individual NEOs, the Compensation Committee takes many factors into account, including (i) such executive’s experience, responsibilities, management abilities and job performance, (ii) the performance of the Company as a whole, (iii) current market conditions, (iv) an assessment of competitive pay for similar positions at comparable companies and at companies in other industries that could recruit the Company’s executives, and (v) pay relative to other executives at the Company. To understand the appropriate markets for executive compensation, the Compensation Committee considers benchmark data from both a targeted industry and size-relevant peer group, and a broader general industry data set. Our program is structured to provide the opportunity for above-median pay for above-median performance and below-median pay for below-median performance.

Strategic Goals and Metrics
Annual incentive metrics and targets are driven by the Company’s strategic, financial, and operational business goals. Long-term incentive performance restricted stock units (“PRSUs”) provide NEOs with a significant personal stake in the long-term success of the business by tying awards to a three-year performance period and aligning incentives with our long-term strategic goals.

Leadership Recruitment and Retention	Our compensation program is designed to recruit, motivate, retain, and reward NEOs through a balanced mix of fixed and variable compensation, and time-based and performance-based awards.
Alignment between Executives’ and Stockholders’ Interests
In connection with our becoming a public company, in 2022, we transitioned from granting executives and other key employees long-term incentives under our cash-based long-term incentive program to equity-based long-term incentives under the ECP to align executives’ interests with those of our stockholders.

The Compensation Committee intends to provide a balanced mix of short- and long-term compensation. When the Compensation Committee considers any component of the NEOs’ compensation, the aggregate value and mix of all components are taken into consideration. The Compensation Committee believes that each component of compensation is important and that it is the appropriate combination of these components that enables us to appropriately compensate and retain executives.
Compensation Components
To support our compensation philosophy, our NEO compensation program for 2023 provided a mix of fixed and variable compensation components that based the majority of each executive’s compensation on the success of the Company’s market and operating performance, as well as the executive’s individual performance relative to the Company’s business goals of executing our strategic operating plan, growth, taking care of our people, and ESG initiatives. Certain of the Company performance metrics are non-GAAP metrics, as discussed in more detail under “Components of Compensation Program” below.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
2023 CEO Compensation

* represents compensation opportunity for Mr. Lynn in 2023 1.Earned based on service and performance (reflected at target) 2.Earned based on service
2023 Other NEO Compensation (Average)

* represents average compensation opportunities for Mr. Dippold, Mr. Baylouny, Mr. Dorfman and Ms. Wallace in 2023
1.Earned based on service and performance (reflected at target)
2.Earned based on service

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Executive Compensation Practices

What We Do	What We Don’t Do
Independent external compensation consultant to review and advise on executive compensation matters	No guaranteed minimum pay-out for our annual or long-term performance-based awards
Align pay and performance using annual and multi-year measures of financial, operational, and business objectives	No single trigger on change in control, with change in control benefits provided only if there is both a change in control and a qualifying termination
Review and assess compensation policies annually to ensure features of the plan are reflective of market practice and do not encourage undue risk to the Company	No excise tax gross-ups for severance, excise tax, or other benefits provided to our executives
Cap incentive compensation awards at two times target	No excessive perquisites for executives
Maintain a clawback policy to seek recoupment of any incentive-based compensation compliant with the new SEC rules and Nasdaq listing standards	No hedging or pledging of Company stock
Robust stock ownership guidelines for directors and executives, including our NEOs	No employment agreements with any of our executives, with the exception of our CEO
The Compensation Process
Role of the Compensation Committee
The Board has delegated its authority to the Compensation Committee for certain compensation related matters. The Compensation Committee approves and is actively engaged in the design and implementation of the Company’s executive compensation program, with the support of the compensation consultant and Company management. In performing its duties, the Compensation Committee:
•Oversees the administration of the Company’s executive compensation program including approval of changes to existing plans or new plans to the program.
•Reviews and recommends CEO compensation to the Board.
•Reviews and approves NEO compensation.
•Receives advice from the Compensation Committee’s independent compensation consultant.
•Reviews peer group and benchmarking data and other survey input from the compensation consultant.
•Evaluates the competitiveness of each executive officer’s total compensation package.
•Oversees the Company’s retirement plans.
•Reviews and approves the individual and Company annual and long-term performance goals and objectives for the NEOs, evaluates the Company’s strategic, financial, and operational performance against those goals and objectives, and determines and approves all annual and long-term compensation earned by the NEOs based on this evaluation.
•Reviews competitiveness and business fit of overall executive compensation plans, philosophies, and policies.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Role of the Compensation Consultant
The Company and Compensation Committee continued to retain WTW at the beginning of 2023 as its compensation consultant to provide advice on executive compensation matters. The compensation consultant:
•Provides information on competitive market data in general executive compensation as it impacts NEOs.
•In consultation with Company management, develops peer group proxy data and provides survey data from likely sources of competition for executive talent to assess competitive levels and target positioning.
•Reviews and advises the Compensation Committee on executive compensation philosophy and programs, pay and performance alignment, and program design.
•Identifies market trends and practices and advises the Compensation Committee on program design implications.
•Advises the Compensation Committee on other topics as the Compensation Committee deems appropriate.
The Company and Compensation Committee retained WTW to provide perspectives about market practices for executive compensation, peer company analysis and selection, the levels and structure of the compensation program and compensation governance. During 2023, WTW performed the following specific services:
•Attended the Compensation Committee meeting held in January for review and discussion of the compensation processes and to present the market benchmarking analysis.
•Provided regulatory education to the Compensation Committee.
•Provided information and advice relating to executive compensation matters and incentive plan design.
WTW also provides compensation, communications, and health and welfare consulting services to the Company. In 2023, the Company paid the following approximate fees to WTW: $58,565 for compensation consultant services, and $379,903 for health and welfare consulting services.
In April 2023, at the request of the Compensation Committee, the Company initiated a request-for-proposal process with multiple external compensation consulting firms to selects its next compensation consultant. After an extensive review and interview process, the Compensation Committee selected Exequity to serve as its independent compensation consultant. Exequity reports directly to the Compensation Committee and does not provide any non-compensation-related services to the Company.
The Compensation Committee has reviewed the independence of WTW and Exequity in light of SEC rules and Nasdaq listing standards regarding compensation consultants and has concluded that neither compensation consultant’s work for the Compensation Committee raises any conflict of interest.
Role of Management
The Company’s CEO evaluates the performance of the other NEOs and makes recommendations to the Compensation Committee regarding base salary, annual compensation targets, and long-term incentive compensation targets for the NEOs other than himself. The Company’s compensation consultant provides the Compensation Committee with competitive market data and this data, along with the CEO’s recommendations, is used by the Compensation Committee to determine any changes to the NEOs’ annual compensation. Other members of the Company’s management, including the CFO and COO, make recommendations to the CEO regarding annual and long-term incentive plan design and performance metrics.
Use of Stockholder Feedback
At our 2023 annual meeting of stockholders, 98% of stockholders approved our executive compensation structure in a “say-on-pay” advisory vote. The Compensation Committee has reviewed the results of the stockholder vote on our 2022 executive compensation

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
program and considered such results supportive of our executive compensation program and the Company’s strong pay-for-performance philosophy. As a result, the Compensation Committee has determined that the vote result did not warrant any large-scale changes to our executive compensation program; however, the Compensation Committee continues to take steps to help ensure our compensation practices remain aligned with best practices and stockholder interests.
Authority of Compensation Committee under Incentive Plans
Under the Company’s annual and long-term incentive plans (described in more detail below), the Compensation Committee generally retains the authority to provide for adjustments to the financial measures, such as excluding the impact of gains or losses on the sale of assets, the effects of changes in accounting principles or the application thereof, or unusual or non-recurring items, including the impact of significant differences from the assumptions contained in the financial budget upon which the applicable performance targets were established. Any such adjustments to financial measures are intended to better reflect the actual performance of plan participants, align award payments with decisions that support the Company’s long-term financial plan and strategies, avoid unintended inflation or deflation of awards due to unusual or non-recurring items during the performance period, and emphasize the Company’s preference for long-term, sustainable growth.
Adjustments are limited in number and, when considered and applied, take into account our overarching objectives of ensuring strong alignment of pay decisions and Company performance in support of stockholder value creation and talent attraction, retention, and motivation. In addition, the Compensation Committee generally has the discretion to make and, if permissible under the terms of the plans, modify awards to our executive officers, including the NEOs.
Use of Competitive Compensation Data
We demonstrate our commitment to aligning compensation to the competitive market by using the preestablished peer group and published survey data provided by WTW. The Company generally evaluates NEO total direct compensation relative to our customized compensation peer group. As a secondary reference, we utilize size-appropriate general industry survey data. As referenced earlier, while external benchmark data serves as an important input in setting appropriate pay levels, there are a number of other factors taken into consideration including the individual’s level of responsibility, position held, job performance, years of experience in the position, internal pay equity, and market value.
The Compensation Committee utilizes the data provided by WTW to determine each NEO’s competitive positioning when evaluating compensation levels (e.g., base salary, annual and long-term incentive performance targets). The peer group is representative of competitors generally similar in size and scope reflective of companies in the aerospace and defense and other related industries. To inform our 2023 NEO compensation decisions, the Compensation Committee – with guidance from WTW and management – used a 2023 peer group based on an analysis conducted in December 2022 consisting of the following 15 companies:

Peer Group Companies(1)
AAR Corporation (AIR)	Curtiss-Wright Corporation (CW)	Science Applications International Corporation (SAIC)
Aerojet Rocketdyne Holdings, Inc. (AJRD)	Huntington Ingalls Industries Inc. (HII)(2)	Teledyne Technologies Inc. (TDY)
BWX Technologies Inc. (BWXT)(2)	ITT Inc. (ITT)(2)	Unisys Corporation (UIS)
CACI International Inc. (CACI)	Oshkosh Corporation (OSK)	Viasat, Inc. (VSAT)
Crane Co. (CR)	Parsons Corporation (PSN)	Woodward, Inc. (WWD)
1.Moog Inc. and Triumph Group, Inc. were removed from the 2023 peer group based on an analysis provided by WTW. ManTech International Corporation was also removed, since it was acquired in 2022.
2.New companies added to the 2023 peer group as recommended by WTW.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Components of Compensation Program
Annual Base Salary
The Company provides our NEOs and other employees with an annual base salary to compensate them for services rendered during the fiscal year. The objective of the base salary component of our compensation program is to provide a competitive, fixed rate of cash compensation. Base salaries are reviewed annually, and increases, when they occur, are driven primarily by changes in the market and the NEO’s individual performance. Based on the results of our benchmarking analysis, our CEO’s base salary was not adjusted for 2023 due to his positioning relative to the competitive market, however, the other NEOs’ salaries were adjusted for 2023 based on market positioning. We believe that organizations perform well over the long term when they make an effort to pay salaries at or near the market median. The base salary earned by each NEO for 2023 was:

Name	2022 Base Salary (as of March 2022) ($)	2023 Base Salary (as of March 2023) ($)	Approximate Increase (%)(1)
William J. Lynn III	1,157,249	1,157,249	—
Mike Dippold	496,000	514,000	3.6
John Baylouny	555,000	575,000	3.6
Mark Dorfman	448,000	464,000	3.6
Sally Wallace	459,000	475,000	3.5
1.Base salary increases approved by the Compensation Committee during the annual performance review cycle and received in March 2023.
Annual Incentive Compensation
The NEOs were eligible to earn an annual cash incentive award under the Leonardo DRS Incentive Compensation Plan (the “ICP”) in 2023. The ICP is contingent upon the successful achievement of certain Company performance objectives and certain individual performance objectives, each considered important to the Company’s future success. These objectives are established and approved at the beginning of each year by the Compensation Committee. The incentives, if earned, are typically paid early in the following year based on the performance achieved by the Company and the NEO. Following the end of the plan year, which is measured on a calendar year basis, the Compensation Committee measures Company and individual performance against the relevant performance objectives to determine the NEO’s earned award. For individual performance, the CEO’s contributions are assessed and approved by the Compensation Committee, while the NEOs’ individual contributions are first assessed by the CEO, and then approved by the Compensation Committee.
Targets for Annual Incentive Compensation
Each NEO is assigned an annual target incentive amount under the ICP expressed as a percentage of the NEO’s annual base salary. The annual targets are reviewed during the annual compensation assessment process. An NEO’s annual target percentage can change based on several factors including an increase in responsibilities and market competitiveness. For 2023, the annual target incentive opportunity for Mr. Lynn increased by 10 percentage points (from 110% to 120%) and increased by 5 percentage points for Mr. Dorfman (from 65% to 70%). The annual target incentive opportunity for Mr. Baylouny, Mr. Dippold, and Ms. Wallace remained the same for 2023 at 80%, 75%, and 65%, respectively, of their annual base salaries.
Consistent with peer and market practice, the maximum incentive award that can be earned under the ICP is two times the annual target opportunity, except for the CEO whose maximum annual target opportunity under the ICP is capped at 200% of base salary, even if two times the target would result in a higher payout. The minimum incentive award that can be earned under the ICP can vary based on the achievement of each performance metric under the plan. If achievement of a metric falls below 90% of that particular metric’s target, there may be no payout for that metric.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
2023 Performance Metrics for Annual Incentive Compensation
For 2023, the ICP consisted of (i) 75% Company performance objectives based on four individually weighted financial performance metrics and (ii) 25% individual performance objectives based on strategic, operational, and ESG goals, each described in more detail below.
Company Financial Performance Metrics. The four individually weighted financial metrics are described in the below table.

Metric	Weighting	Background, Definition and Rationale

Adjusted EBITDA	30% of Company Financial Performance
•Adjusted EBITDA is calculated as our net earnings before income taxes, depreciation, amortization of acquired intangible assets, restructuring costs, interest, acquisition and divestiture related expenses, foreign exchange, non-service pension expenditures and other one-time non-operational events.
•The Adjusted EBITDA metric is important for the Company to measure and assess operating performance and increase profit levels to enhance stockholder value.

Free Cash Flow (FCF)	25% of Company Financial Performance
•FCF is calculated as the (i) sum of the cash flows provided by (used in) operating activities, the cash flows provided by (used in) investing activities pertaining to capital expenditures, proceeds generated from the sale of capital assets and dividends received from investments, less (ii) the sum of transaction-related expenditures (net of tax) and tax payments on disposals.
•The FCF metric provides management and investors with an important measure of our ability to generate cash on a normalized basis. FCF also provides insight into our flexibility to allocate capital and pursue opportunities that may enhance stockholder value.

Working Capital	25% of Company Financial Performance
•Working Capital is based on the quarterly turns and weighted based on quarterly achievement.
•The Working Capital metric is implemented to drive the Company to improve cash performance and quality of cash generation, reducing the cost of holding inventory and excess working capital.

Bookings	20% of Company Financial Performance
•Bookings are calculated as the total value of contract awards received from the U.S. government for which it has appropriated funds and legally obligated such funds to the Company through a contract or purchase order, plus the value of contract awards and orders received from customers other than the U.S. government.
•The Bookings metric is important for the Company to monitor the value of new contract awards received which will underpin confidence in future growth.

Each Company financial performance metric is weighted, with the performance thresholds and payout ranges shown in the table below and no payout earned for performance below the minimum threshold.

	2023 Company Financial Performance Targets by Threshold
Performance Thresholds	EBITDA – Adjusted (30% Weighting) ($ in millions)	FCF (25% Weighting) ($ in millions)	Working Capital(1) (25% Weighting) ($)	Bookings (20% Weighting) ($ in millions)	Performance Payout Threshold (interpolation used between these points) (%)
Minimum	311	125	See table	2,555	90% of Target
Target	346	139	See table	2,839	100% of Target
Maximum	432	174	See table	3,549	125% of Target
1.The targets reportable in this column for 2023 Working Capital are based on the below quarterly turns and weighted based on quarterly achievement:

Quarter	Weighting (%)	Minimum ($ in millions)	Target ($ in millions)	Maximum ($ in millions)
Q1	10	1.89	2.10	2.62
Q2	10	2.18	2.42	3.02
Q3	10	2.29	2.55	3.19
Q4	70	2.67	2.97	3.71

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
The financial performance metrics are calculated in accordance with GAAP and our disclosed non-GAAP metrics. For more information on non-GAAP metrics, see “Appendix C: Non-GAAP Financial Measures” to this proxy statement.
Individual Performance Objectives. The individual performance objectives consist of strategic, operational, and ESG goals. The goals are evaluated based on their execution and relative importance to the strategic and operational performance and success of the Company. Following the end of the year, the CEO evaluates each NEO’s performance and assigns a goal rating from 0% to 200% based on the NEO’s achievement of each goal. The goal ratings are then averaged to determine the NEO’s overall goal rating. The Compensation Committee is presented with each NEO’s overall goal rating for review and approval. For the CEO, the Compensation Committee reviews his annual goal accomplishment summary and approves an overall goal rating each performance year.
2023 Performance Achievement for Annual Incentive Compensation
Company Financial Performance (75% of Incentive Opportunity). The Company’s 2023 performance in relation to the 2023 ICP targets resulted in the Company Financial Performance being achieved at 118.5% of target, as shown below.

	2023 Company Financial Performance Achievement
Performance Metric	2023 Target (in millions) ($)	2023 Actual Performance (in millions) ($)	% Performance Achieved (%)	ICP Performance Factor(1) (%)	Weighting (%)	Weighted Performance Factor(2) (%)
	(a)	(b)	(c) = (b) ÷ (a)	(d)	(e)	(f) = (d) × (e)
Adjusted EBITDA	346	324	94	64	30	19.2
FCF	139	159	114	156	25	39.0
Working Capital(4)	Refer to Working Capital Achievement Table				25	21.1
Bookings	2,839	3,516	124	196	20	39.2
Total Financial Performance Achievement(3)					100	118.5
1.The ICP Performance Factor is determined by applying an interpolation scale to the Percentage of Performance Achieved for each metric.
2.The Weighted Performance Factor is determined by applying the Weighting to the ICP Performance Factor.
3.The Financial Performance Achievement is the total of the Weighted Performance Factors and is used along with the Individual Performance Achievement to determine the Calculated Award.
4.The 2023 Working Capital Achievement is based on the weighted quarterly turns as set forth below:

Quarter	2023 Target (in millions) ($)	Actual 2023 Performance (in millions) ($)	% Performance Achieved (%)	ICP Performance Factor (%)	Weighting (%)	Weighted Performance Factor (%)
	(a)	(b)	(c) = (b) ÷ (a)	(d)	(e)	(f) = (d) × (e)
Q1	2.10	2.06	98	88	10	8.8
Q2	2.42	2.13	88	—	10	—
Q3	2.55	2.10	82	—	10	—
Q4	2.97	3.02	102	108	70	75.6
Total Working Capital Achievement						84.4
Working Capital Weighted Financial Performance Factor						21.1
Individual Performance (25% of Incentive Opportunity). The Compensation Committee evaluated each NEO’s individual performance goals to determine each NEO’s overall individual performance achievement. For 2023, Mr. Lynn’s individual goal rating was achieved at 200% of target, Mr. Baylouny, Mr. Dippold and Mr. Dorfman’s average goal rating was achieved at 200% and Ms. Wallace’s average goal rating was achieved at 180%.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Below is a summary of each NEO’s achievement toward their individual performance goals.

William J. Lynn III
•Focused on driving the growth in the Company’s core markets and continued to shape the portfolio via organic growth investments to include a major investment of capital expenditure for a new maritime facility and another investment to support a strategic IR&D program for the Army. Developed a strong pipeline of acquisition opportunities, and a disciplined screening process. Significantly improved the strategy and execution in one of the key business areas driving improved operating results and enhanced profit margins with our ASC segment. Expanded our international business to approximately 10 percent of our annual revenue.

•Ensured the achievement of the financial plan objectives, meeting or exceeding most during the first year as a public company. Sustained the strategic growth plans by exceeding the bookings result and achieved the organic growth goals. Delivered higher operating margins through operational efficiencies and management of the cost structure, and managed the external influences such as supply chain, talent, and other economic pressures.

•Increased stockholder value by maintaining excellence in program execution and other areas by driving business excellence using APEX Program across the Company and incorporating lessons learned resulting in improvement in efficiencies, cost reductions, and improved the quality of design to yield higher quality products. Focused on outstanding performance and timely execution on programs to increase customer satisfaction. Achieved greater predictability in financial forecasting through policy, process, and training improvements. Created reliable, resilient, and cost-effective stream of materials through measures such as procuring key components in advance of contract to reduce delivery risk.

•Continued focus on employees by recruiting and retaining the highest caliber of talent by creating a cross-Company recruiting program with enhanced training for recruiters, automation of additional processes, and expanded social media efforts. Enhanced employee benefit offerings while minimizing the cost to employees. Continued to provide growth opportunities to develop talent and cultivate new leaders throughout the Company by creating a high potential program, and through expansion of the mentorship program. Created strong succession plans and the identification of high potential employees. Continued to improve the diversity of the workforce by attracting and retaining top tier talent across all levels of the Company, and increased our commitment to the communities where we do business through Company-sponsored volunteering and charitable giving. For these efforts, the Company continued to receive recognition awards from organizations such as Great Places to Work, HireVets, Military Times, and Disability Index.

•Ensured full compliance of all security regulations to maintain Company and national security interests and strengthened all aspects of the Ethics Program to align with federal guidance and industry best practices. Led the progress on key sustainability initiatives such as completing two new solar power projects, and continued facility upgrades and improvements to drive energy efficiency. Completed a Nasdaq assessment of our sustainability program which led to enhancements in the current environmental plan and reporting.

Mike Dippold
•Enhanced the finance organization to broaden the skills to support operating as a public company, adding key talent in SEC reporting and financial reporting. Strengthened the Sarbanes-Oxley team to drive focus, execution and continued maturity of our control structure. The additions to the structure have further improved our succession planning and strengthened our existing finance team.

•Expanded the Company’s marketing efforts through improved investor relations communications, activities, and interactions to reach a broader community for awareness of the Company’s performance, market differentiators, and capabilities. The results of which drove shareholder value and market capitalization.

•Executed successful secondary offering culminating in an oversubscribed deal, enhancing the public company trading fundamentals including public float and average daily trading volume.
•Worked closely with our financial leaders across the Company to monitor and deliver solid financial performance on a quarterly and annual basis, including early identification of risks ensuring timely mitigation plans were actioned.

•Led the financial team to reduce closing time to achieve the accelerated filing requirements of a large accelerated filer while simultaneously updating our processes to drive optimum financial performance.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs

John Baylouny
•Increased collaboration across the Company to drive our strategic goals for reaching new markets of opportunities with subsequent program wins.
•Improved supply chain strategy by utilizing advance of contract methodology to drive revenue predictability and improvement of the financial forecasting of key indicators to reduce variance and improve financial results.

•Improved execution by enhancing processes, including our operational processes in the risk and opportunity management, and new product development procedures to support our philosophy of design excellence.

•Continued to lead the operational excellence program by introducing approximately 300 new projects to improve performance, reduce costs, and mitigate program risks.
•Ensured succession planning completed to identify internal successors and develop our future leaders with an emphasis on career development plans.

Mark Dorfman
•Provided advice and counsel to the Board and Company leadership on matters of great complexity and importance.
•Enhanced the Company’s governance and regulatory compliance processes to meet the needs of being a first-year publicly reporting Nasdaq-listed company, including timely and accurate filings with the SEC and Tel Aviv Stock Exchange and adherence with applicable stock exchange and security law requirements. Led the Company’s first annual shareholder meeting, aligned internal approval processes, established new risk-based policies and procedures, and trained the Company’s workforce on the new rules and requirements associated with having a public traded security. Oversaw the Company’s inaugural Sarbanes-Oxley control audit and strengthened the internal audit function.

•Executed strategically significant transactions across the Company, including the secondary offering of the Company’s securities.
•Ensured the successful integration of RADA Technologies Ltd (“RADA”) through increased oversight, professionalization of legal and compliance functions and elimination of structural inefficacy in furtherance of strategic and operational objectives.

•Protected the Company through active litigation and claims management, enhanced the DRS Compliance program to align with the federal guidance and industry best practices, and strengthened the Company’s cyber security program with heightened capabilities, increased readiness, and improved governance controls. Led the Company’s Ethics program to ensure regular and robust employee communications, local ethics officer engagement, and employee training to promote the Company’s core values in support of a culture of respect and integrity.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs

Sally Wallace
•Improved program and business execution by creating and implementing new processes, policies, and tools. Implemented new policies related to inventory management and new product information, and a checklist to support the EAC policy and the Sarbanes-Oxley requirements. Worked with finance and IT to review inventory approaches and develop a standardized path forward. Monitored the root cause and corrective action approaches across the Company to ensure continued improvement and consistency. Ensured cross-Company collaboration by establishing a collaborative approach and tools to support the team.

•Led our continuous improvement team, APEX, which resulted in significant cost savings, improved on-time delivery and customer satisfaction scores across the Company.
•Worked closely with our IT/ERP team for new or enhanced processes and tools to improve business capability and use. Enhanced the use of PowerBI and updated tools for new reporting capability on risk and opportunity management to allow for the identification, analysis, and escalation of programmatic issues earlier in the process. Implemented Enterprise Data Reporting and worked to enhance the use of “citizen developers” across the Company to achieve our goals. Drove the further standardization of our core tools across business segments (CostPoint 8.0, Unison, Empower 8.3).

•To increase our profitable growth, supported the business leaders on specific execution challenges to drive greater customer satisfaction, improve design challenges, and provide critical insights on strategy and negotiations. Focused on enhancing the business proposal process to ensure clear understanding of costs, price to win, and understanding of challenges to lead to a path towards winning proposals. Provided support on next level strategic planning analysis throughout planning cycle, to model the direct linkages between strategic planning and FOP planning and facilitate enhanced analysis of our strategic plans and associated risks.

•Led the corporate program management and supply chain organization, which included efforts to top grade talent and refocus efforts to support the execution at the business level. Served as Executive sponsor of both Supply Chain Steering Council and Engineering Working Group for the Company. Participated as an executive sponsor on the diversity advisory group, and as the executive lead to the LGBTQ employee resource group and working with the group to promote expanded membership. Mentored several high potential employees within IT, ERP, Program Management, Operations, and other areas to support development across the Company. Worked with HR to initiate succession planning, and training and development for program management function.

ICP Performance Discretionary Factors
The CEO, with Compensation Committee consent, can apply a discretionary factor to the ICP earned award for the other NEOs, which may increase or decrease an ICP earned award. The discretionary factor permits the CEO to adjust an NEO’s earned award under the ICP when there is outstanding performance or when an NEO has fallen short of expectations in the plan year. The Compensation Committee has the sole authority to apply a discretionary factor to the CEO’s ICP earned award.
In February 2024, in alignment with the Company’s pay-for-performance philosophy, the Compensation Committee approved the removal of the ICP discretionary factor starting with the 2024 ICP awards.
2023 Earned ICP Award
The table below summarizes the NEOs’ targets and the Compensation Committee’s determination of 2023 ICP awards earned based on Company financial and individual performance achievement.

Name	Target Incentive (% of Base)	Target Incentive ($)	Financial Achievement ($)(1)	Individual Performance Achievement ($)(2)	Calculated Award ($)(3)	Discretionary Factor Award(4)	Earned Award ($)(5)	Overall Achievement (%)(6)
William J. Lynn III	120	1,388,699	1,234,206	694,350	1,928,556	1.2	2,314,300	167
Mike Dippold	75	385,500	342,613	192,750	535,363	1.2	642,500	167
John Baylouny	80	460,000	408,825	230,000	638,825	1.2	766,600	167
Mark Dorfman	70	324,800	288,666	162,400	451,066	1.2	541,300	167
Sally Wallace	65	308,750	274,402	138,938	413,340	1.2	496,100	161
1.Financial Achievement is based on a Company Performance Factor of 118.5 and weighted at 75%.

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2.Individual Performance Achievement is the NEO’s calculated percentage achievement for individual goals and objectives which are weighted at 25%.
3.Calculated Award is the sum of the Financial Achievement and Individual Performance Achievement.
4.The Discretionary Factor Award was applied for the NEOs by the Compensation Committee based on outstanding performance.
5.The Earned Award is the Calculated Award multiplied by the Discretionary Factor. The Earned Award amounts are rounded to the nearest $100.
6.The Overall Achievement represents the percentage achievement of the Target Incentive.
Long-Term Incentive Compensation
We utilize equity-based long-term incentives to motivate and reward eligible employees, attract and retain key talent who will contribute to the Company’s long-term success, promote effective use of the Company’s resources to achieve expected and superior performance, and provide participants, including our NEOs, with a significant personal stake in the Company’s long-term success. The Compensation Committee approves our NEOs’ equity awards, which are granted under the ECP (last approved by our stockholders in 2022).
2023 Equity Award Design under the ECP
2023 ECP Target Opportunities.
Each of our NEOs has a target opportunity expressed as a fixed value that is potentially payable to the NEO over a three-year period. For the 2023 ECP, the target opportunity for each NEO was as follows: $3,580,000 for Mr. Lynn, $800,000 for Mr. Dippold, $975,000 for Mr. Baylouny and $560,000 for Mr. Dorfman and Ms. Wallace.
The target opportunity is split equally amongst two ECP components: time-vested RSUs and PRSUs. The aggregate target opportunity for each NEO under the ECP is reviewed during our annual compensation benchmarking process. For the 2023 ECP grants, each NEO’s target ECP award amount was established based on review of market data, in addition to Company performance, complexity of the role, length of service, future expected contributions, and impact to long-term growth and profitability.
2023 ECP Components.
•RSUs. RSUs represent one-half of the 2023 target ECP value and are intended to retain key employees and to align our NEOs’ compensation with stockholder interest through long-term stock ownership.
•PRSUs. PRSUs represent the other half of the 2023 target ECP value and are intended to motivate participants to consistently deliver strong performance. The PRSU portion of our 2023 ECP has different metrics than our short-term incentive plan (the ICP), with the intention of providing a balanced compensation program tied to long-term financial performance metrics. PRSU goals are reviewed and approved by our Compensation Committee at the beginning of the three-year performance period.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
2023 ECP Performance Metrics
The PRSUs granted in 2023 will be earned based on three performance metrics as described in the below table.

Metric	Weighting	Background, Definition and Rationale

Relative Total Shareholder Return (TSR)	40% of PRSU award
•The performance period for Relative TSR for the 2023 PRSUs is measured from January 1, 2023 through December 31, 2025, and is defined as the ending stock price of a share of common stock (adjusted for dividends reinvested during the cycle) divided by the beginning stock price. Both beginning and ending stock prices are measured over a 60-day average. Relative TSR is measured against the Company’s Relative TSR Comparison Group (disclosed below).
•Focuses on alignment of executive pay with value creation for our stockholders relative to our peers.

3-year Revenue Growth	30% of PRSU award
•Revenue Growth is measured based on the Compound Annual Growth Rate (CAGR) for the three-year performance period (2023-2025), using the baseline value at the end of the prior year in which the performance period begins (the 2022 results) and the ending value at the end of the three-year performance period (the 2025 results).
•Long-term revenue growth is a key driver of stockholder value creation.

3-year Average Return on Invested Capital (ROIC)	30% of PRSU award
•Measured over the three-year performance period (2023-2025), ROIC is determined by taking the 3-year average Net Operating Profit After Tax (“NOPAT”) divided by Invested Capital.(1)
•ROIC measures our executives’ ability to generate sustained returns on our invested capital.

1.“NOPAT” is a non-GAAP metric defined as Net Earnings plus Tax effected Interest, plus Tax effected Amortization and Tax effected deal related expenditures, and Tax effected restructuring and other nonoperational expenditures, and “Invested Capital” is defined as equity plus net debt (inclusive of lease debt).
The 2023 ECP financial performance metrics and the target for each metric were approved by the Compensation Committee in early 2023.
Below is the Relative TSR Comparison Group for the 2023 PRSU awards:

2023-2025 PRSUs – Relative TSR Comparison Group(1)
AAR Corporation	Elbit Systems	Mercury Systems, Inc.	Science Applications International Corporation
BAE Systems	Huntington Ingalls	Moog, Inc.	Teledyne Technologies, Inc.
CACI International Inc.	KRATOS Defense & Security Solutions, Inc.	Oshkosh Corporation
Crane Co.	L-3 Harris Technologies	Parsons Corporation
Curtiss-Wright Corporation	Leidos Corporation	Rheinmetall Corporation
1.If a Comparison Group member ceases to be publicly traded on a principal national securities exchange in the United States, including by reason of a sale of stock, merger, consolidation, sale of all or substantially all of the assets, or a similar transaction, during the performance period, such Comparison Group member will be removed from the Comparison Group.
The Compensation Committee will have the sole discretion to determine whether performance goals have been met and, if they have, will determine the number of PRSUs earned. Awards earned under the ECP may range from 0% to 200% of the target award opportunity. The Compensation Committee approved the 2023 minimum and maximum performance threshold levels. For each metric, the minimum performance threshold level was approved by the Compensation Committee to set the threshold below which no awards would be earned; and the maximum performance level was set significantly above target, reflecting performance at which the Compensation Committee believed a 200% target award was warranted.
For the specific amounts and terms of the 2023 ECP awards, see the “2023 Grants of Plan-Based Awards Table” below and corresponding narrative disclosure.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
2021 LTIP Cash Payments
Historically, we awarded cash-based long-term incentives to our NEOs under our Long-Term Incentive Plan, as amended (“LTIP”). The NEOs were eligible to participate in the 2021 LTIP, which provided for cash payments. Under the 2021 LTIP, 50% of the 2021 LTIP award was retention-based and vested in three equal installments based on a participant’s continued service through each vesting date and 50% of the 2021 LTIP award was performance-based and vested based on the Company’s achievement of three performance metrics over the three-year performance period ending December 31, 2023. Participants generally have to be employed on the payment date in order to receive an award under the 2021 LTIP. The Compensation Committee approved payments under the 2021 LTIP in March 2024, relating to NEO retention and the Company’s 2021-2023 performance.
All NEOs received the final 2021 LTIP payment on April 5, 2024, based on meeting the continued service requirement, and the Company’s achievement of the Company performance component at 124.4% of target for the 2021-2023 performance period.
The Company performance metrics are weighted, with the performance thresholds and payout ranges shown in the table below. There is no payout if Company performance is below the minimum threshold.

2021 - 2023 Company Performance Targets by Threshold
Performance Threshold	Relative Adjusted Net Earnings (40% Weighting) (percentile)	3-Year Revenue Growth (30% Weighting) (%)	3-Year Average ROIC (30% Weighting) (%)	Performance Payout Threshold (interpolation used between these points) (%)
Minimum	40th Percentile	3.0 percent	11.0 percent	50% of Target
Target	60th Percentile	5.0 percent	12.5 percent	100% of Target
Maximum	80th Percentile	8.0 percent	14.0 percent	200% of Target
The Company’s 2021- 2023 performance achievement was 124.4% of target, as shown below.

Performance Metric	2021 to 2023 Target	2021 to 2023 Actual Performance	LTIP Performance Factor(1)	Weighting (%)	Weighted Performance Factor(2) (%)
	(a)	(b)	(c)	(d)	(e) = (c) × (d)
Relative Adjusted Net Earnings	60th Percentile	72nd Percentile	161	40	64.4
3-Year Revenue Growth	5.0 percent	0.6 percent	—	30	—
3-Year Average ROIC	12.5 percent	15.2 percent	200	30	60.0
Total Financial Performance Achievement(3)				100	124.4
1.The LTIP Performance Factor is determined by applying an interpolation scale to the Actual Performance achieved against Target for each metric.
2.The Weighted Performance Factor is determined by applying the Weighting to the LTIP Performance Factor.
3.The Total Financial Performance Achievement is the total of the Weighted Performance Factors and is used to determine the Calculated Award.
The NEOs’ cash payments under the 2021 LTIP are included in the “2023 Summary Compensation Table” below, under the Non-Equity Incentive Plan Compensation column. The 2021 LTIP cash payments for retention and Company performance achievement were $2,823,426 for Mr. Lynn, $630,934 for Mr. Dippold, $768,950 for Mr. Baylouny, $441,654 for Mr. Dorfman, and $441,654 for Ms. Wallace.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Components of Benefits and Perquisites Program
The benefits provided by the Company are an important tool used to attract and retain executive talent. These benefits are designed to be competitive, cost-effective, and support the overall needs of our employees. The NEOs are eligible to participate in health and welfare benefits, retirement benefits, and executive perquisites.
Health and Welfare Benefits
Our CEO is the beneficiary of an individual term life insurance policy. We pay the required premiums for the policy on an annual basis. The policy was effective October 17, 2019, and is for a ten-year period. All NEOs, including our CEO, are provided Company-funded group term life coverage of two times their annual base salary up to a maximum amount of $500,000 with reductions starting at age 65. The life benefit under the term life coverage will be reduced by 50% at the age of 70.
All of our current NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment (“AD&D”) insurance plans, in each case on the same basis as all of our other employees. The senior leadership of the Company, including the NEOs, receive an enhanced short-term disability benefit of 70% of coverage with a weekly maximum of $3,500, and an enhanced long-term disability benefit of 66 ⅔% of coverage with a monthly maximum of $15,000.
Pursuant to our vacation policy, on an annual basis we pay eligible employees, including each of the NEOs, for any accrued and unused vacation benefits in excess of 240 hours, up to a maximum of 40 hours of base pay.
Company-Sponsored Retirement Plans
Leonardo DRS 401(k) Plan
We sponsor a 401(k) Plan, a tax-qualified defined contribution plan, for our eligible employees, including the NEOs. Each NEO is eligible to make before-tax contributions to the 401(k) Plan, and after-tax contributions through a Roth 401(k) (or any combination of the foregoing), up to plan and tax law limits. The 401(k) Plan also provides participants with the opportunity to earn a Company match contribution. In 2023, the 401(k) Plan provided for a Company matching contribution of 100% on contributions up to the first 6% of eligible pay for NEOs.
Defined-Benefit Retirement Plan
Ms. Wallace participates in the Pension Plan for Employees of DRS Naval Power Systems, Inc., a Company-sponsored, tax-qualified, noncontributory defined-benefit plan (the “Pension Plan”). The Pension Plan was amended in October 2011 to freeze benefits for participants as of December 31, 2011. Benefits under the Pension Plan are accrued benefits calculated using the final average pay formula, with an early retirement option at age 55, and normal retirement at age 65. Final average monthly pay takes into account base salary and certain variable pay programs but excludes non-recurring bonuses, executive incentive plans, and any amount paid after December 31, 2011. Additional payment options may be available including a lump sum, period certain, and social security adjustment options if the participant retires early. Early retirement benefits, after age 55, are subject to a reduction schedule based on the participant’s age at commencement and credited service. This projected benefit is not subject to cost-of-living adjustments.
Executive Perquisites
We provide our NEOs with an annual fixed perquisite allowance under the Executive Allowance Program that the Compensation Committee believes is reasonable yet competitive to attract and retain key talent. The Company provides perquisites to the NEOs for purposes of recruitment, retention and security and to ensure the personal, physical, and fiscal fitness of our executives to facilitate the transaction of business. The annual perquisite allowance in 2023 was $50,000 for Mr. Lynn and $29,400 for the other NEOs. The Company consulted with WTW regarding the market practice of our peers when considering the perquisite allowance.

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The perquisite allowance provided to our NEOs was designed to be used at their discretion for such items as financial planning and tax preparation services, physical examinations, home security systems, personal liability and supplemental life and AD&D insurance, and the personal use of owned or leased automobiles. The executive allowance is paid bi-weekly on an after-tax basis.
Severance and Change in Control Benefits
The Company maintains the Leonardo DRS, Inc. Executive Severance Plan, as subsequently amended and restated and approved by the Compensation Committee on October 10, 2022 (collectively, the “Severance Plan”). The purpose of the Severance Plan is to help retain qualified employees, maintain a stable work environment and provide economic security by providing benefits to certain key employees, including the NEOs, in the event of certain qualifying terminations including a change in control. The Compensation Committee periodically evaluates and reviews payment and benefit levels under the Severance Plan.
In addition to the Severance Plan, NEOs may also be eligible for certain payments under the ICP and award agreements issued under the ECP, subject to the Compensation Committee’s discretion, in the event of certain qualifying terminations, including an NEO’s death or disability. Mr. Lynn is also eligible to receive enhanced severance benefits for certain qualifying terminations, as well as upon retirement, pursuant to his employment agreement.
Each NEO’s respective severance and change in control benefits are described in greater detail, and quantified, in the “Executive Compensation – Potential Payments Upon Termination or Change in Control” section below.
Other Considerations
Compensation and Risk Management
With the support of management and the compensation consultant, the Compensation Committee evaluates the Company’s overall risk profile relative to the incentive components of compensation. The use of long-term incentive awards as a significant portion of total direct compensation is structured to ensure management is focused on the long term and not incentivized to take excessive risk.
Tax and Accounting Implications
The Compensation Committee considers certain tax implications when designing the Company’s executive compensation programs, including the deductibility of compensation paid to our NEOs. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits the deductibility of compensation paid to certain executive officers of publicly held companies in excess of $1 million during a year. The Compensation Committee believes that tax deductibility is only one of several relevant considerations in setting compensation and that the tax deduction limitation should be evaluated in conjunction with other relevant factors and not independently compromise the Compensation Committee’s ability to structure its compensation to attract, retain and appropriately motivate executive officers, thus providing benefits to the Company and its stockholders that outweigh the potential benefit of the tax deduction. Accordingly, the Compensation Committee has discretion to approve and authorize compensation that is not deductible for federal income tax purposes. The Compensation Committee also considers the accounting treatment of the cash and equity awards in making decisions about the awards that the Company grants and maintains.
Management Stock Ownership Guidelines
To further align the interests of our executives with those of our stockholders, our Board determined that certain executives, including those designated as “officers” for the purposes of Section 16 under the Exchange Act (“Section 16 Officers”), should hold shares of our common stock and other equity rights that have a fair market value in proportion with such individual’s role with the Company. Therefore, our Board adopted the Leonardo DRS, Inc. Stock Ownership Guidelines as of November 13, 2022. Under the guidelines, covered executives must have a specified stock ownership position in the Company based on a multiple of base salary, as shown in the table below, that is to be met within 5 years following the later of November 13, 2022, or the date of such executive’s

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appointment to the position or level shown in the below table. Ownership is to be measured as of April 15th of each year and reported to the Compensation Committee. According to the guidelines, unvested awards generally count towards the goal.

Position	Required Share Ownership Level (multiple of base salary)
CEO	5x
Other NEOs	3x
Other Senior Vice Presidents	1x
Stock ownership guidelines are reviewed periodically to ensure ongoing market competitiveness and reasonableness. Each of our NEOs satisfied the stock ownership requirements as of December 31, 2023.
Hedging and Pledging Policy
The Company’s Insider Trading Policy prohibits all employees (including officers) and directors who participate in the Company’s ECP, as well as officers designated as Section 16 Officers, from (i) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, and (ii) holding Company securities in a margin account or pledging Company securities as collateral for a loan.
Clawbacks
We maintain a clawback policy covering the ICP, LTIP, and ECP. Effective October 2, 2023, we adopted a revised clawback policy with respect to compensation received by executive officers on or after October 2, 2023. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers exceeded what should have been paid based on the revised financials, and thus should be subject to recovery. The policy has a three-year look-back and applies to both current and former executives, regardless of such executive’s fault, misconduct, or involvement in causing the restatement. The equity award agreements contain provisions applying the clawback policy to equity grants. The clawback policy is intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on October 26, 2022, and Nasdaq listing requirements. The Company’s prior clawback policy will continue to cover compensation earned or received before October 2, 2023.
In addition, the ICP, LTIP and ECP include clawback provisions that provide in the event of a restatement of the Company’s financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that an earned award would have been lower if calculated based on the restated results, the Compensation Committee will review each earned award during the period in question. If the Compensation Committee determines that the restatement is the result of the negligence, misconduct, deception, non-disclosure, policy violation or fraud by an NEO, the Compensation Committee, in its discretion, may require repayment of all or a portion of the award. Additionally, the ICP, LTIP, and ECP include a clawback if the Company subsequently discovers facts that, if known earlier, would have constituted grounds for termination of employment for “cause” (as defined in the plans, as applicable) before payment of the earned award.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
The Compensation Committee is charged with certain responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee reviews and approves all compensation of executive officers, including base salaries, short-term and long-term incentive compensation, and any perquisite programs of the Company. Compensation Committee determinations are presented to the Board.
The Compensation Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Compensation Committee Report portions of the proxy statement, as described in the Compensation Committee’s charter.
The Compensation Discussion and Analysis was prepared by management of the Company. The Company is responsible for the Compensation Discussion and Analysis and the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Compensation Committee.
The Compensation Committee consulted with management and its outside compensation consultant to review the Compensation Discussion and Analysis.
The Compensation Committee of the Board of the Company has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement and the 2023 Annual Report on Form 10-K with the management of the Company. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s 2023 Annual Report on Form 10-K, and the Board approved that recommendation.

Compensation Committee: Frances F. Townsend, Chair Gail S. Baker George W. Casey, Jr. Kenneth J. Krieg

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Executive Compensation
2023 Summary Compensation Table
The following table shows information concerning the annual compensation for services to the Company and its subsidiaries in all capacities of the CEO, CFO, and the other NEOs during the last three completed fiscal years. The footnotes accompanying the 2023 Summary Compensation Table generally explain amounts reported for 2023, unless otherwise noted.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
William J. Lynn III Chief Executive Officer	2023	1,160,428	3,263,996	5,137,726	—	112,826	9,674,976
	2022	1,160,428	5,881,020	3,905,700	—	103,130	11,050,279
	2021	1,156,439	—	5,067,533	—	99,632	6,323,603
Mike Dippold Executive Vice President, Chief Financial Officer	2023	512,346	729,385	1,273,434	—	57,819	2,572,985
	2022	493,901	1,351,936	969,100	—	52,885	2,867,822
	2021	468,341	—	1,198,567	—	51,904	1,718,811
John Baylouny Executive Vice President, Chief Operating Officer	2023	573,165	888,952	1,535,550	—	59,873	3,057,540
	2022	550,900	1,664,807	1,170,700	—	53,779	3,440,186
	2021	515,584	—	1,441,400	—	52,865	2,009,849
Mark Dorfman Executive Vice President General Counsel & Secretary	2023	462,550	510,562	982,954	—	57,491	2,013,557
	2022	446,209	1,037,649	712,200	—	52,010	2,248,069
	2021	429,518	—	902,167	—	52,169	1,383,854
Sally Wallace Executive Vice President, Operations	2023	474,205	510,562	937,754	39,512	57,011	2,019,045
	2022	456,681	777,480	684,300	—	52,208	1,970,670
	2021	439,793	—	876,867	—	51,962	1,368,622
1.Reflects the aggregate grant date fair value of awards of RSUs and PRSUs awarded under the ECP in 2023, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs and PRSUs are incorporated by reference to Note 15 to the consolidated financial statements in the Company’s 2023 Annual Report. The value of the portion of the 2023 PRSUs with performance-based vesting reported in the Stock Awards column is based on the probable outcome of the performance conditions (at the award date) in accordance with ASC Topic 718, assuming no forfeitures. The value of the portion of the 2023 PRSUs with market-based vesting conditions reported in the Stock Awards column is based on a Monte Carlo simulation. For all PRSUs awarded in 2023, the aggregate values achievable assuming the performance or market-based vesting conditions will be achieved at the highest level are $2,427,825 for Mr. Lynn, $542,532 for Mr. Dippold, $661,231 for Mr. Baylouny, $379,757 for Mr. Dorfman, and $379,757 for Ms. Wallace. These amounts do not reflect the actual value that will be realized by our NEOs.
2.The amounts in this column reflect the annual incentive cash awards earned under the Company’s ICP for 2023 and long-term cash awards earned under the Company’s 2021 LTIP. See “Compensation Discussion and Analysis—Components of Compensation Program—Annual Incentive Compensation” and “—Long-Term Incentive Compensation” above for a description of these programs.
3.This column represents an increase during 2023 in the present value of Ms. Wallace’s accumulated benefit under the Pension Plan for Employees of DRS Naval Power Systems, Inc. For more information regarding Ms. Wallace’s pension benefits, please see the “Pension Benefits” table below.

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4.The amounts shown in the “All Other Compensation” column for 2023 include the amounts detailed in the table below. See “Compensation Discussion and Analysis—Components of Benefits and Perquisites Program” for a description of the benefits discussed in the table below.
2023 All Other Compensation Table

Name	401(k) Plan Contributions ($)(a)	Life Insurance ($)(b)	Executive Allowance Program ($)(c)	Vacation Benefits ($)(d)	Other Benefits ($)(e)
William J. Lynn III	16,691	23,680	50,000	22,255	200
Mike Dippold	18,881	—	29,400	9,538	—
John Baylouny	19,800	—	29,400	10,673	—
Mark Dorfman	18,875	—	29,400	8,615	600
Sally Wallace	18,784	—	29,400	8,827	—
a.This column reflects Company contributions under the Company’s 401(k) Plan.
b.This column reflects Company paid insurance premiums with respect to an individual term life insurance policy.
c.This column reflects the annual fixed perquisite allowance under the Company’s Executive Allowance Program.
d.This column reflects the payout of accrued and unused vacation benefits in accordance with the Company’s vacation policy.
e.This column reflects certain gym benefits.
2023 Grants of Plan-Based Awards Table
The following table provides additional information about plan-based compensation disclosed in the 2023 Summary Compensation Table. This table includes equity and non-equity awards granted during 2023.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William J. Lynn III
(2)		555,480	1,388,699	2,314,498
(3)			596,666
(4)	4/18/23				69,542	139,083	278,166		1,213,913
(4)	4/18/23							139,083	2,050,083
Mike Dippold
(2)		154,200	385,500	771,000
(3)			133,334
(4)	4/18/23				15,540	31,080	62,160		271,266
(4)	4/18/23							31,080	458,119
John Baylouny
(2)		184,000	460,000	920,000
(3)			162,500
(4)	4/18/23				18,940	37,879	75,758		330,616
(4)	4/18/23							37,879	558,336

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Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Dorfman
(2)		129,290	324,800	649,600
(3)			93,334
(4)	4/18/23				10,878	21,756	43,512		189,879
(4)	4/18/23							21,756	320,683
Sally Wallace
(2)		123,500	308,750	617,500
(3)			93,334
(4)	4/18/23				10,878	21,756	43,512		189,879
(4)	4/18/23							21,756	320,683
1.The amounts reported in this column for 2023 reflect the aggregate grant date fair value of RSUs and PRSUs under the ECP awarded in the year. There can be no assurance that these values will ever be realized. See Note 15 to the consolidated financial statements in the Company’s 2023 Annual Report for the assumptions made in determining values.
2.These amounts represent cash bonus awards made under the ICP. The threshold, target, and maximum amounts represent 40%, 100%, and 200%, respectively, of the annual total incentive award opportunity for each NEO; except for the CEO whose maximum is capped at 200% of base salary, even if 200% of his target would result in a higher payout. If actual performance falls between threshold and target or between target and maximum, the award would be calculated using linear interpolation. Under the ICP, the target annual incentive opportunity for the NEOs was based on a percentage of base salary, which is 120% for Mr. Lynn, 75% for Mr. Dippold, 80% for Mr. Baylouny, 70% for Mr. Dorfman, and 65% for Ms. Wallace. The target amount is generally the NEO’s base salary multiplied by his or her respective target opportunity.
3.These amounts represent estimated payouts of the retention component of cash awards issued in 2021 under the Company’s LTIP.
4.These awards were granted under the ECP and were awarded as part of the Company’s annual long-term incentive program. See below for a description of each form of award.
Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Incentive Compensation
A description of the Company’s ICP is included above under the heading “Annual Incentive Compensation.”
Long-Term Incentive Compensation
The RSUs and PRSUs were all granted pursuant to the ECP, a short description of which is included above under the heading “Long-Term Incentive Compensation.”
Restricted Stock Units
In general, awarded RSUs vest ratably over three years, starting on the one-year anniversary of the vesting commencement date and vesting on each annual anniversary thereafter, generally subject to the NEO’s continued service through each applicable vesting date.
For a description of the effect of a termination of employment or a change in control on the vesting of RSUs, please see “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.
Performance Restricted Stock Units
Vesting of 2023 PRSUs is contingent on the Company attaining certain levels of relative TSR, 3-year Revenue Growth and 3-year Average ROIC during the 2023-2025 performance period, generally subject to the NEO’s continued service through April 1, 2026. 40% of each PRSU award can be earned based on relative TSR performance and 30% can be earned based on 3-year Revenue Growth

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and 3-year Average ROIC performance, respectively. If minimum, target or maximum performance goals are attained in a performance period, 50%, 100%, or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation. If actual performance falls below the minimum threshold, 0% of the target amount is earned.
For a description of the effect of a termination of employment or a change in control on the vesting of PRSUs, please see “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.
Executive Employment Agreements
On November 22, 2022, the Company entered into an employment agreement with Mr. Lynn, effective as of November 28, 2022, to continue to serve as our CEO and Chairman of the Board.
Under his current employment agreement, Mr. Lynn is entitled to a base salary of no less than $1,157,249, an ICP target award of 110% of his base salary up to a maximum earned award of 200% of the target award, an ECP target award of no less than $3,580,000, and continued eligibility to receive any cash-based LTIP awards granted to him before the effective date. The agreement also provides for Mr. Lynn’s eligibility to receive the one-time Founders Awards described in more detail below in the footnotes to the “2023 Outstanding Equity Awards at Fiscal Year End” table.
The agreement also provides for an individual term life insurance policy that will provide Mr. Lynn’s beneficiaries with a death benefit equal to $4,000,000, and the group term life insurance policy with a death benefit of $325,000 that is subject to age-related reductions after Mr. Lynn reaches the age of 70. Mr. Lynn is entitled to five weeks of paid vacation and an executive allowance of $50,000. The agreement contains a confidentiality provision that applies during the term of Mr. Lynn’s employment and following any termination of employment, a non-competition provision that applies during the term of employment and for one year following any termination of employment that results in severance benefits, an employee non-solicit provision that applies during the term of employment and for two years following any termination of employment, and a non-disparagement provision. For a description of the severance provisions and restrictive covenants in Mr. Lynn’s current employment agreement, see “Potential Payments Upon Termination or Change in Control” below.
While none of the other NEOs are subject to employment agreements, they are subject to restrictive covenants under the Severance Plan, ICP, LTIP, ECP and award agreements as described in more detail in the section “Potential Payments Upon Termination or Change in Control” below.
2023 Outstanding Equity Awards At Fiscal Year-End
The following table shows outstanding equity awards as of December 31, 2023 for each NEO.

Name	Grant Date	Stock Awards(1)
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
William J. Lynn III	4/18/2023	139,083	2,787,223(3)	278,166	5,574,447(6)
	11/29/2022	120,905	2,422,936(3)	362,716	7,268,829(7)
	11/29/2022	142,858	2,862,874(4)	128,572	2,576,583(8)
	11/29/2022	85,714	1,717,709(5)

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Name	Grant Date	Stock Awards(1)
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mike Dippold	4/18/2023	31,080	622,843(3)	62,160	1,245,686(6)
	11/29/2022	27,018	541,441(3)	81,054	1,624,322(7)
	11/29/2022	34,286	687,091(4)	30,857	618,374(8)
	11/29/2022	20,572	412,263(5)
John Baylouny	4/18/2023	37,879	759,095(3)	75,758	1,518,190(6)
	11/29/2022	32,929	659,897(3)	98,786	1,979,671(7)
	11/29/2022	42,858	858,874(4)	38,572	772,983(8)
	11/29/2022	25,714	515,309(5)
Mark Dorfman	4/18/2023	21,756	435,990(3)	43,512	871,980(6)
	11/29/2022	18,913	379,017(3)	56,738	1,137,030(7)
	11/29/2022	29,715	595,489(4)	26,743	535,930(8)
	11/29/2022	17,829	357,293(5)
Sally Wallace	4/18/2023	21,756	435,990(3)	43,512	871,980(6)
	11/29/2022	18,913	379,017(3)	56,738	1,137,030(7)
	11/29/2022	13,429	269,117(4)	12,086	242,203(8)
	11/29/2022	8,057	161,462(5)
1.All awards in this table were granted under the ECP.
2.For purposes of this table, the market value of the RSUs and PRSUs is determined by multiplying the number of shares by $20.04, the closing price of one share of Company common stock on the last trading day of the year (December 29, 2023).
3.These amounts represent outstanding awards of RSUs that vest in three equal annual installments starting on the grant date, generally subject to an NEO’s continued service through each applicable vesting date.
4.These amounts represent outstanding RSU Founders Awards that cliff vest on the second anniversary of November 29, 2022, generally subject to an NEO’s continued service through the applicable vesting date.
5.These amounts represent outstanding awards of PRSU Founders Awards that have met the relative stock price percentage goal as of November 29, 2023. These PRSUs will cliff vest on the second anniversary of November 29, 2022, generally subject to an NEO’s continued service through the applicable vesting date.
6.These amounts represent outstanding awards of PRSUs at maximum that cliff vest on April 1, 2026, generally subject to an NEO’s continued service through the applicable vesting date and the Company achieving the relative TSR, Revenue Growth and Average ROIC performance conditions during the 2023-2025 performance period. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2023 under the PRSU award against the threshold, target, and maximum performance levels for the award and report in the table the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level.
7.These amounts represent outstanding awards of PRSUs at maximum that cliff vest on March 15, 2025, generally subject to an NEO’s continued service through the applicable vesting date and the Company achieving the relative TSR, Revenue Growth and Average ROIC performance conditions during the 2022-2024 performance period. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2023 under the PRSU award against the threshold, target, and maximum performance levels for the award and report in the table the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level.
8.These amounts represent outstanding awards of PRSU Founders Awards that cliff vest on the second anniversary of November 29, 2022, generally subject to an NEO’s continued service through the applicable vesting date and the Company achieving the relative stock price percentage goal before November 29, 2024.

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2023 Option Exercises And Stock Vested
The following table sets forth the stock awards that vested for each NEO during 2023. None of the NEOs have received or exercised options in 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William J. Lynn III	60,453	746,595
Mike Dippold	13,509	166,836
John Baylouny	16,464	203,330
Mark Dorfman	9,456	116,782
Sally Wallace	9,456	116,782
Pension Benefits
The following table lists the pension program participation and actuarial present value for Ms. Wallace, the NEO with a defined benefit pension, at December 31, 2023. No other NEOs participate in a defined benefit pension.
Pension Benefits as of December 31, 2023

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments during last fiscal year ($)
Sally Wallace	Naval Power Systems Pension Plan	15.9	494,148	—
1.Benefits under the Pension Plan for Employees of DRS Naval Power Systems, Inc. were frozen effective as of December 31, 2011.
2.The Present Value of Accumulated Benefit (PVAB) for Ms. Wallace as of December 31, 2023 is $494,148, which is based on a discount rate of 4.78% and the PRI-2012 mortality table projected using MP-2021 with white collar adjustment. The PVAB for Ms. Wallace as of December 31, 2022 was $454,636, which is based on a discount rate of 4.98% and the PRI-2012 mortality table projected using MP-2021 with white collar adjustment. The change in Ms. Wallace’s PVAB, an increase of $39,512, was caused primarily by the change in the discount rate and her age. The above amounts are determined based on the same assumptions used for financial reporting purposes, except that the assumed retirement age is the normal retirement age of age 65, which is also the earliest age at which she may receive retirement benefits without any reduction in benefits.
Narrative to Pension Benefits
A description of the Company’s Pension Plan is included above under the heading “Company-Sponsored Retirement Plans.”
Potential Payments Upon Termination or Change in Control
As discussed under “Compensation Discussion and Analysis—Components of Benefits and Perquisites Program—Severance and Change in Control Benefits” above, NEOs may be entitled to certain amounts upon termination of employment under the Severance Plan, ICP, LTIP, ECP, and the award agreements under the ECP, and for Mr. Lynn, his employment agreement. Additionally, pursuant to the Severance Plan, NEOs are eligible for certain “double-trigger” severance benefits in the event of a qualifying termination of an NEO’s employment on or within two years of a change in control. No payments or benefits would be payable to an NEO solely as a result of a change in control of the Company.
The table below shows estimates of the compensation payable to each of our NEOs upon their termination of employment with the Company. The amount payable is shown for each termination trigger applicable to the NEO. All amounts are calculated as if the NEO had terminated employment effective December 31, 2023. Values of accelerated equity awards are based on the closing price of our common stock on December 29, 2023, which was $20.04. The actual amounts due to any one of the NEOs upon termination of

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employment can only be determined at the time, and depending on the circumstances, of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct.
Accrued amounts under the Pension Plan are not included in this table. For these amounts, see the “Pension Benefits as of December 31, 2023” table above.

Named Executive Officer	Triggering Event	Cash Severance ($)(1)	Continuation of Medical/Welfare Benefits (Present Value) ($)(2)	Accelerated Vesting or Payout of Long-Term Incentive Awards ($)(3)	Total Termination Benefits ($)
William J. Lynn III	•Involuntary Termination without Cause (or for Good Reason) With Change in Control	7,753,568	154,796	21,612,389	29,520,753
	•Involuntary Termination without Cause or Termination due to Material Breach by the Company	7,753,568	92,878	18,542,769	26,389,215
	•Retirement	2,314,300	92,878	6,175,443	8,582,621
	•Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
	•Disability or Death	2,314,300	—	21,612,389	23,926,689
Mike Dippold	•Involuntary Termination without Cause (or for Good Reason) With Change in Control	2,634,250	96,511	4,947,951	7,678,712
	•Involuntary Termination without Cause	1,156,500	57,907	—	1,214,407
	•Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
	•Disability or Death	642,500	—	4,947,951	5,590,451
John Baylouny	•Involuntary Termination without Cause (or for Good Reason) With Change in Control	3,047,500	67,783	6,084,039	9,199,322
	•Involuntary Termination without Cause	1,322,500	40,670	—	1,363,170
	•Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
	•Disability or Death	766,600	—	6,084,039	6,850,639
Mark Dorfman	•Involuntary Termination without Cause (or for Good Reason) With Change in Control	2,296,800	96,511	3,749,877	6,143,188
	•Involuntary Termination without Cause	1,020,800	57,907	—	1,078,707
	•Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
	•Disability or Death	541,300	—	3,749,877	4,291,177
Sally Wallace	•Involuntary Termination without Cause (or for Good Reason) With Change in Control	2,268,125	96,511	2,933,949	5,298,585
	•Involuntary Termination without Cause	1,021,250	57,907	—	1,079,157
	•Voluntary Termination (or Involuntary Termination for Cause)	—	—	—	—
	•Disability or Death	496,100	—	2,933,949	3,430,049
1.In addition to the amounts provided above, in the event of death, each NEO’s beneficiary would receive payment from the Company’s third-party life insurance provider under the group life insurance benefit. Additionally, Mr. Lynn’s beneficiary would receive payment under his individual term life insurance provider.

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2.In addition to the amounts provided above, each NEO would be eligible for a monthly disability benefit under our current provider. The long-term disability benefit is 66 ⅔% of the monthly base salary subject to a cap of $15,000. The NEOs would be eligible for disability benefits as long as they have a qualifying disability as determined in the sole discretion of our disability insurance provider.
3.The amounts provided above include the value of accelerated 2021 LTIP cash payments and ECP equity awards (using the Company’s closing share price of $20.04 as of December 29, 2023, the last trading day of the year). The treatment of termination payments for the 2021 LTIP and equity awards under the ECP are outlined in the narrative descriptions below.
Narrative to Potential Payments upon Termination or Change in Control Table
Termination and change in control payments for each NEO are determined as set forth below. Except for Mr. Lynn, the termination benefits shown in the table above and discussed below are generally available to our executives, including the NEOs, and vary based upon the circumstances of the executive’s termination. None of the NEOs are entitled to any termination payments, other than legally required accrued benefits, upon an involuntary termination for “cause” or voluntary termination. Additionally, neither the Severance Plan nor Mr. Lynn’s employment agreement contain a provision that would reimburse an executive for any excise taxes the executive becomes subject to under Section 4999 of the Code upon a change in control. Instead, these documents each contain a provision that reduces their change in control benefits below the level at which an excise tax is triggered, but only if the reduction results in greater after-tax proceeds to the executive.
CEO William J. Lynn III
Involuntary Termination without “Cause” or Termination Due to Material Breach by the Company
Pursuant to Mr. Lynn’s employment agreement, if his employment is involuntarily terminated without “cause” other than in connection with a change in control, or he voluntarily terminates his employment due to a “material breach” by the Company, then Mr. Lynn is entitled to the following severance payments and benefits (i) a lump sum payment equal to 2.5 times the sum of his base salary and his ICP target award opportunity for the year in which termination of his employment occurs; (ii) any unpaid cash incentive compensation bonus earned for the last full fiscal year prior to termination; (iii) continued vesting of the 2021 LTIP, with the performance component subject to satisfaction of the applicable performance goals, as determined by the Compensation Committee; (iv) continued vesting in accordance with the vesting schedule of any unvested RSUs; (v) a pro-rata portion of any unvested PRSUs, pro-rated based on length of service during the performance period, subject to achievement of the performance goals; (vi) continued vesting in accordance with the vesting schedule of his Founders Awards, with the performance conditions of his PRSU Founders Award deemed achieved at target; and (vii) under the Executive Severance Plan, Mr. Lynn would be eligible for continuation of benefits through COBRA reimbursement for 18 months unless he becomes eligible to receive healthcare coverage with another employer.
Termination Following a Change in Control
In the event of an involuntary termination without cause or for good reason in connection with a change in control (each as defined in the Severance Plan), Mr. Lynn’s employment agreement provides that, in addition to the terms and conditions set forth in his employment agreement, the provisions of the Severance Plan apply. The provisions of the Severance Plan are described below under “All Other NEOs – Payments Made Upon Involuntary Termination without Cause (or for “Good Reason”) With a Change in Control.”
Retirement
Pursuant to Mr. Lynn’s employment agreement, he is entitled to the following payments and benefits upon his retirement, with 180-days prior written notice to the Company and the Board (i) a lump sum payment equal to his ICP target award opportunity, payable at the same time and in the same manner as payable to other ICP participants; (ii) continued vesting of RSUs (excluding any Founders Award) granted at least six months before his retirement notice; (iii) a pro-rata portion of his PRSUs (excluding any Founders Award), which will remain eligible to vest pro-rata based on the date of his retirement, subject to satisfaction of the applicable performance goals, as determined by the Compensation Committee; (iv) continued vesting of the 2021 LTIP, with the performance component subject to satisfaction of the applicable performance goals, as determined by the Compensation Committee; and (v) 18 months’ COBRA premium reimbursement.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Death or Disability
Pursuant to Mr. Lynn’s employment agreement, in addition to the life insurance benefits paid by the life insurance provider, or any disability benefits paid by insurance plans, Mr. Lynn is eligible for the following payments and benefits upon his death or disability (i) accelerated vesting in full of any unvested target awards under the 2021 LTIP, with the performance component, subject to satisfaction of the applicable performance goals, as determined by the Compensation Committee and payable in accordance with the LTIP; (ii) subject to the Compensation Committee’s sole discretion, a pro-rated award payment under the ICP reflecting Mr. Lynn’s participation for the portion of the plan year in which his employment terminated, payable in accordance with the ICP; and (iii) accelerated vesting of awards granted under the ECP, with any applicable performance conditions deemed achieved at target performance.
Conditions and Obligations of the CEO
Pursuant to his employment agreement, Mr. Lynn is obligated to:
•comply with an indefinite confidentiality covenant and non-disparagement provision, an intellectual property assignment provision, and non-competition and non-solicitation provisions while employed;
•comply with a non-competition covenant for one-year post-termination and non-solicitation covenants for two years post-termination;
•sign a general release relating to his employment (applies only in the event of a termination by the Company without “cause” or by Mr. Lynn due to the Company’s “material breach”) in order to receive severance payments and benefits due under the employment agreement; and
•return all Company property and materials relating to the business of the Company in his possession or under his control.
All Other NEOs
Involuntary Termination without “Cause”
Under the Severance Plan, certain eligible employees, including the NEOs, are entitled to the following payments and benefits if the Company terminates their employment without cause unrelated to a change in control, excluding any termination due to death or disability:
•Severance payable over 18 months in equal bi-weekly installments in an amount equal to the sum of 18 months base salary plus the employee’s ICP target award opportunity for the year in which termination occurs, pro-rated for service during the year, and any unpaid prior year ICP bonus, if any;
•Monthly COBRA premium reimbursement for the shorter of 18 months or until the employee becomes eligible for health coverage from a new employer; and
•Monthly payment equal to the Company-portion of the premium payable for the Company’s disability, accident, and life insurance, payable during the same period as the COBRA premium reimbursement, unless the employee becomes eligible for health coverage from a new employer.
•Under the terms of the 2021 LTIP, if an NEO’s employment was terminated without cause after December 31, 2023, the NEO could be eligible for an LTIP award payment subject to the sole discretion of the Compensation Committee. Further, the LTIP award payment would be subject to the satisfaction of the applicable performance goals, as determined by the Compensation Committee.

Leonardo DRS	58	2024 Proxy Statement

Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Payments Made Upon Involuntary Termination without Cause (or for “Good Reason”) With a Change in Control
If a change in control occurs, the Severance Plan provides benefits to certain eligible employees, including the NEOs, whose employment is terminated by the Company or its successor without “cause” or by the employee with “good reason” (as each is defined in the Severance Plan) on or within two years of a change in control, including:
•Severance payable in a lump sum in an amount equal to the sum of (i) annual base salary and the ICP target award opportunity for the year in which employment terminates, multiplied by 2.5x, (ii) any unpaid prior year bonus, and (iii) the ICP target award for the year in which employment terminates, pro-rated for the period of the employee’s employment during the fiscal year in which employment terminates;
•A monthly reimbursement equal to the monthly COBRA premiums for NEOs and their covered dependents, the shorter of either 30 months (the severance period) or until the NEO becomes eligible for health coverage from a new employer; and
•Monthly payment equal to the Company-portion of the premium payable for the Company’s disability, accident, and life insurance, payable during the same period as the COBRA reimbursement, unless the NEO becomes eligible for health coverage from a new employer.
In the event an NEO’s employment is terminated by the Company without cause or by the NEO with good reason in connection with a change in control, any awards granted under the 2021 LTIP or ECP will be deemed to be immediately vested and payable (with any performance conditions deemed achieved at target), such that cash-based awards remaining under the LTIP will immediately vest and be payable, and any unvested awards granted under the ECP will immediately vest.
Death or Disability
If an NEO’s employment is terminated due to the NEO’s death or disability, the terms of the ICP, LTIP and the RSU and PRSU award agreements will control. Under the ICP, the Compensation Committee, in its sole discretion, may authorize a pro-rated award payment to the NEO or his or her beneficiary reflecting the NEO’s participation for a portion of the plan year in which the NEO’s employment terminated. Under the 2021 LTIP, for any remaining cash-based awards, the Compensation Committee, in its sole discretion, may authorize an award payment to the NEO’s beneficiary reflecting participation for the prorated plan cycle. The LTIP award payment is subject to achievement of the applicable performance goals, as determined by the Compensation Committee. For unvested awards granted under the ECP, under the NEO’s RSU and PRSU Award Agreements, including those for the Founders Awards, any unvested RSUs and PRSUs will fully vest on the date of the NEO’s death or disability, as applicable, with the performance conditions deemed achieved at target performance for the PRSUs and Founders Award PRSUs.
Conditions and Obligations of All Other NEOs
Pursuant to the Severance Plan, each participant, including NEOs, is obligated to sign a general release relating to the participant’s employment and comply with the following restrictive covenants to receive severance payments under the Severance Plan: (i) a confidentiality provision applicable for as long as the information remains confidential post-termination, and (ii) a non-solicitation covenant applicable for 12 months post-termination. Participants are also required to return all Company property and materials relating to the business of the Company in the participant’s possession or control. The RSU and PRSU award agreements (including Founders Award agreements) include the same covenants.
Executive Officer and Director Hedging or Pledging
The Company’s Insider Trading Policy prohibits all employees (including officers) and directors who participate in the Company’s ECP, as well as officers designated as Section 16 Officers, from (i) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, and (ii) holding Company securities in a margin account or pledging Company securities as collateral for a loan.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the Company’s employees and the total compensation of William J. Lynn III, our CEO, for 2023:

Median Employee total annual compensation	$85,501
Total Compensation of our CEO	$9,674,976
Ratio of CEO to Median Employee compensation	113 to 1
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•We determined that, as of October 31, 2023, our employee population consisted of 6,579 individuals, with 6,044 of these employees located in the United States and 535 employees located outside of the United States. In determining our median employee, we excluded all employees located in Israel (or 257 employees), which in aggregate represents less than 5% of our total employee population as of October 31, 2023, as permitted by SEC rules. As a result, our employee population used for determining the median employee was 6,322 employees, consisting of 6,044 employees based in the United States and 278 employees based outside the United States. Our employee population consisted of our full-time, part-time, and temporary employees, as we do not have seasonal workers. We selected October 31, 2023, as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner.
•We used a consistently applied compensation measure to identify our median employee by comparing the amount of base salary only. To make them comparable, salaries for newly hired employees who had worked less than one year were annualized.
•We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. We did not make any cost-of-living adjustments in identifying the median employee.
•After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2023 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $85,501.
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this proxy statement.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Equity Compensation Plan Information
The following table provides information as of December 31, 2023, concerning shares of our common stock authorized for issuance under the ECP.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	(b) Weighted average exercise price of outstanding options, warrants and rights ($)(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)(3)
Equity compensation plans approved by security holders	8,023,262	$10.18	1,957,289
Equity compensation plans not approved by security holders	—	—	—
Total	8,023,262	$10.18	1,957,289
1.Column (a) includes outstanding stock options to acquire 3,198,740 Leonardo DRS shares of common stock relating to option awards assumed as part of the closing of the merger transaction with RADA and becoming a public company (“RADA Merger”) with a weighted average exercise price of $10.18, 1,895,632 shares issuable pursuant to outstanding RSUs and 2,928,890 shares issuable pursuant to outstanding PRSUs. Outstanding PRSUs are reflected at the maximum possible payout that may be earned during the relevant performance period.
2.The weighted average exercise price is calculated based solely on the outstanding stock options to acquire 3,198,740 Leonardo DRS shares of common stock relating to option awards assumed as part of the RADA Merger. It does not take into account the shares issuable upon vesting of outstanding RSUs and PRSUs, which have no exercise price.
3.Column (c) includes 1,957,289 shares remaining available for issuance under the ECP, including 104,235 stock options relating to option awards assumed as part of the RADA Merger that were forfeited and recycled back into the ECP.
Pay Versus Performance Disclosure
Background
The following section has been prepared in accordance with the SEC’s Pay Versus Performance (“PVP”) disclosure rule, which requires public companies to disclose information reflecting the relationship between the company’s financial performance and Compensation Actually Paid (“CAP”) and Average Compensation Actually Paid (“Average CAP”). We have calculated CAP and Average CAP in accordance with the PVP disclosure rule which does not reflect the actual or average amount of compensation paid to, received by, or earned by our Principal Executive Officer (“PEO”) and our non-PEO NEOs during the applicable years.
To calculate the CAP for the PEO and the Average CAP for the non-PEO NEOs, adjustments are made to the Total Compensation reported in the Summary Compensation Table for the applicable years. These adjustments are described in the tables below the PVP Table.
The Compensation Committee does not use CAP or Average CAP as a basis for making compensation decisions, nor does it use the performance measures defined by the SEC for the PVP Table to measure performance for incentive plan purposes.
Refer to “Compensation Discussion & Analysis—Compensation Program Overview—Executive Compensation Philosophy” for how we align pay with performance and “Compensation and Discussion Analysis—Components of Compensation Program” for a description of how the Compensation Committee approaches the design of our executive compensation program.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
2023 Pay Versus Performance Table
The following table sets forth (i) the total and average total compensation set forth in the Summary Compensation Table (“SCT”) for the CEO and the other NEOs as a group, respectively; (ii) the total and average total CAP (as determined in accordance with Item 402(v)) for the CEO and the other NEOs as a group, respectively; (iii) the Company’s cumulative TSR (“Cumulative TSR”) and the cumulative TSR (“Peer Group Cumulative TSR”) of our Item 402(v) peer group (“PVP Peer Group”), as determined in accordance with Item 402(v); and (iv) Net Income and Adjusted EBITDA, for the previous four years.

	SCT Total for PEO ($)	Compensation Actually Paid to PEO ($)(2)	Average SCT Total for Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)(3)	Value of Initial Fixed $100 Investment Based on(4):
Year(1)					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($ in millions)	Adjusted EBITDA ($ in millions)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	9,674,976	19,073,744	2,415,782	4,326,151	182	127	168	324
2022	11,050,279	13,210,191	2,631,687	3,087,365	116	102	405	318
2021	6,323,603	6,323,603	1,620,284	1,620,284	n/a	n/a	154	310
2020	5,003,692	5,003,692	1,369,040	1,362,156	n/a	n/a	84	85
1.Mr. Lynn served as PEO and Mr. Dippold, Mr. Baylouny, Mr. Dorfman and Ms. Wallace served as Non-PEO NEOs since 2020.
2.Represents CAP for our PEO and Average CAP for our non-PEO NEOs as a group, as determined in accordance with Item 402(v) and does not reflect the compensation ultimately earned or realized by our PEO or non-PEO NEOs.
3.Reflects the average SCT and CAP “Total Compensation” of each of the non-PEO NEOs (determined as set forth below).
4.Reflects our Cumulative TSR and our Peer Group Cumulative TSR for each measurement period from the date of our public listing (November 29, 2022) through December 31, 2023. Dividends are assumed to be reinvested, and the returns of each company in our PVP Peer Group are weighted to reflect relative stock market capitalization. Results assume that $100 was invested on November 29, 2022 (our first trading day), in each of our common stock and the stocks comprising our PVP Peer Group. Our PVP Peer Group is the same peer group used in the Performance Graph for purposes of Item 201(e)(1)(ii) of Regulation S-K in our 2023 Annual Report, the S&P Aerospace & Defense Select Industry Index.
5.Adjusted EBITDA is a non-GAAP financial measure. For more information, see “Appendix C: Non-GAAP Financial Measures” to this proxy statement.
Reconciliations of SCT Total Compensation to CAP Total Compensation for our PEO and Average SCT Total Compensation to Average CAP Total Compensation for our non-PEO NEOs is shown below:
Adjustments to Determine CAP for PEO

Covered Fiscal Year	2023 ($)	2022 ($)	2021 ($)	2020 ($)
SCT Total for PEO	9,674,976	11,050,279	6,323,603	5,003,692
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	—	—	—	—
Add pension value attributable to covered fiscal year’s “service cost”	—	—	—	—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	—	—	—	—

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs

Covered Fiscal Year	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	3,263,996	5,881,021	—	—
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	6,105,185	8,040,933	—	—
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	—	—	—	—
Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	6,583,569	—	—	—
Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	(25,990)	—	—	—
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	—	—	—	—
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	—	—	—	—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—
Total Adjustments	9,398,768	2,159,912	—	—
CAP Total for PEO	19,073,744	13,210,191	6,323,603	5,003,692
Adjustments to Determine Average CAP for Non-PEO Named Executive Officers as a Group

Covered Fiscal Year	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Average SCT Total for Non-PEO NEOs	2,415,782	2,631,687	1,620,284	1,369,040
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	9,878	—	—	7,248
Add pension value attributable to covered fiscal year’s “service cost”	—	—	—	—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	—	—	—	—

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs

Covered Fiscal Year	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	659,865	1,207,969	—	—
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	1,234,256	1,663,647	—	—
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	—	—	—	—
Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	1,351,114	—	—	—
Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	(5,258)	—	—	—
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	—	—	—	—
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	—	—	—	—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—
Total Adjustments	1,910,369	455,678	—	(7,248)
CAP Total for Non-PEO NEOs	4,326,151	3,087,365	1,620,284	1,362,156
1.For all years, there was no pension value attributable to “service cost” or “prior service cost,” so no adjustments are reflected for these values required to be added as part of the CAP pension adjustments.
2.The fair value or incremental fair value of all incentive equity awards is determined in accordance with ASC 718, “Compensation – Stock Compensation,” generally using the same methodology and assumptions the Company uses for financial reporting purposes when determining the grant date fair value of our equity awards reflected in the Summary Compensation Table; provided, in order to properly value equity awards for the PVP disclosure, we adjusted the stock price to reflect the closing stock price as of the relevant measurement date. For awards outstanding on the last day of 2022 and 2023, the closing stock price used was $12.78 and $20.04, respectively. For RSUs that vested in 2023, the closing stock price as of the vesting date was $12.35. In valuing outstanding Founders PRSUs and the portion of the 2022 and 2023 PRSUs subject to market-based vesting conditions, the assumptions in the Monte Carlo model we use for determining grant date fair value were adjusted to reflect changes in each of the following as of the relevant measurement date: stock price volatility, time remaining in the performance period, actual relative TSR and stock price performance, and risk free interest rates. In valuing the portion of our outstanding 2022 and 2023 PRSUs subject to Company performance-based vesting conditions, the value for the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.
Required Tabular Disclosure of Most Important Measures to Determine FY2023 CAP
The three items listed below represent the most important measures used to determine CAP for 2023. While we utilize several financial performance measures to align executive compensation with the Company’s performance, not all of those measures are represented in the table below. For further information on these measures, see “Compensation Discussion and Analysis.”

Most Important Performance Measures
Revenue
Adjusted EBITDA
Free Cash Flow

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Narrative to the 2023 Pay Versus Performance Table
As noted above, we are required to provide the above tabular and below narrative disclosures in order to comply with Item 402(v).
The following graph illustrates the relationship between the CAP for our PEO and the Average CAP of our Non-PEO NEOs and the performance measures set forth in the above table.
Relationship between the Company’s Cumulative TSR and its Peer Group’s Cumulative TSR

Company vs. Peer Group Cumulative TSR
Indexed Total Shareholder Return
$180
$160
$140
$120
$100
$182
$127
$116
$102
$100
Nov. 29, 2022
Dec. 31, 2022
Dec. 31, 2023
Co. TSR
Peer TSR

Relationship between CAP and the Company’s Cumulative TSR
As shown above in the “2023 Pay Versus Performance Table,” the PEO’s and other NEOs’ CAP amounts generally align with the Company’s Cumulative TSR. This is due primarily to the Company’s use of equity incentives, which are tied directly to the stock price in addition to the Company’s financial performance.

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Proposal 2 – Approval of Advisory Resolution Regarding the Compensation of the Company’s NEOs
Relationship between CAP and Company Net Income over FY 2020-2023
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2020, 2021, 2022 and 2023 to the Company’s Net Income.

CAP vs. Net Income
Compensation Actually Paid (millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Net Income (millions)
$84
$154
$405
$168
2020
2021
2022
2023
CAP to PEO
Avg. CAP to Non-PEO NEOs
Net Income

Relationship between CAP and Company Adjusted EBITDA over FY 2020-2023
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2020, 2021, 2022 and 2023 to the Company’s Adjusted EBITDA*.

CAP vs. Adj. EBITDA*
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Compensation Actually Paid (millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Adj. EBITDA (millions)
$114
$314
$318
$324
2020
2021
2022
2023
CAP to PEO
Avg. CAP to Non-PEO NEOs
Adj. EBITDA

* This is a non-GAAP financial measure. For more information, see “Appendix C: Non-GAAP Financial Measures” to this proxy statement.
All information provided above under the “Pay Versus Performance Disclosure” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Leonardo DRS	66	2024 Proxy Statement

Proposal 3

Ratification of the Appointment of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024
The Audit Committee has selected the accounting firm of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The decision of the Audit Committee to appoint Ernst & Young LLP was based on careful consideration of the firm’s qualifications as an independent registered public accounting firm. Ernst & Young LLP was originally selected by the Audit Committee as the Company’s independent registered public accounting firm effective March 28, 2022.
Although the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, the Audit Committee and the Board are requesting, as a matter of policy, that stockholders ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the Audit Committee would investigate the reasons for the stockholders’ rejection and would consider whether to retain Ernst & Young LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Change in Auditor
On March 18, 2022, the Audit Committee approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and dismissed KPMG LLP from that role. Accordingly, the Company notified KPMG that it had been dismissed as its independent registered public accounting firm as of March 28, 2022. KPMG LLP served as the independent registered public accounting firm of the Company from 2012 to 2022.
A proposal to ratify the appointment of Ernst & Young LLP for the current year will be presented at the Annual Meeting. A representative from Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions.
The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify this proposal. Abstentions will count as a vote “against” the proposal. Absent specific instructions on this proposal brokers are permitted to exercise voting discretion with respect to such proposal.

VOTE
The Board unanimously recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024 presented in Proposal 3.

Leonardo DRS	67	2024 Proxy Statement

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm
Audit Committee Report to Stockholders
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement in whole or in part, the information set forth above under “Board Meetings and Committees - Audit Committee,” relating to the charter of the Audit Committee and the following report shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference into any such previous or future filings.
Audit Committee Report
The Audit Committee oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal control over the Company’s financial reporting.
Based on the review and discussions referred to in this report, we recommended to the Board that the audited financial statements for the year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2023. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with Ernst & Young LLP, the independent registered public accounting firm that audited the financial statements.
In addition, our recommendation was based on our discussion with Ernst & Young LLP of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. We also discussed with Ernst & Young LLP their independence and received from them the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. We based our recommendation on the foregoing discussions, disclosures and considerations.

Audit Committee: Mary E. Gallagher, Chair Dr. Louis R. Brothers David W. Carey Eric C. Salzman

Leonardo DRS	68	2024 Proxy Statement

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm
Audit Committee’s Policy on Services and Pre-Approval of Services Provided by Independent Registered Public Accounting Firm
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee shall be directly and solely responsible for such appointment, retention, oversight, compensation, evaluation, and termination of the Independent Auditor of the Company and its subsidiaries (including resolution of any disagreement between Company management and the Independent Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or attest services or the Company and its subsidiaries. The Audit Committee is also responsible for reviewing and proposing annually to the Board, the Independent Auditor’s proposed terms of engagement and fee arrangement, and review and pre-approve each service and related fees considered to be auditing services pursuant to any pre-approval policies and procedures set by the Audit Committee.
Fees Paid to Independent Registered Public Accounting Firm
The following table represents fees billed or expected to be billed for professional audit services rendered for the audit of the Company’s consolidated financial statements for fiscal years 2023 and 2022, and fees billed for other services rendered by our auditor during those same periods. Ernst & Young has served as our independent registered public accounting firm for the fiscal year ending 2023 and for a portion of the fiscal year ending 2022. Prior to that, the independent registered public accounting firm of the Company for the period of 2012 to 2022 was KPMG LLP. All such fees were approved in accordance with the Pre-approval Policy described above.

Year Ended December 31	2023 ($)	2022 ($)
Audit Fees(1)	6,598,000	5,320,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	6,598,000	5,320,000
1.For professional services rendered for the audits of our financial statements included in our Annual Report on Form 10-K for fiscal year 2023 and 2022, as well as reviews of our financial statements in our Quarterly Reports on Form 10-Q during fiscal year 2023 and 2022.

VOTE

The Board unanimously recommends that stockholders vote “FOR” the ratification of the Appointment of the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

Leonardo DRS	69	2024 Proxy Statement

Proposal 4

Approval of the ESPP
Introduction
We are asking stockholders to approve the Leonardo DRS, Inc. Employee Stock Purchase Plan (referred to herein as the ESPP). Our Board approved the ESPP, subject to stockholder approval, on February 20, 2024. Based on the closing price on the Nasdaq on March 25, 2024 of $21.75 per share of our common stock, the aggregate market value as of March 25, 2024 of the 2,000,000 shares of common stock requested to be made available for purchase by our employees under the ESPP was $43,500,000.
Reasons to Adopt the ESPP
After careful consideration, the Board believes that approving the ESPP is in the best interests of the Company. The ESPP promotes the financial interests of the Company, including its growth and performance, by providing eligible employees the opportunity to purchase an ownership position in the Company. We believe the ESPP will offer a convenient means for our employees who might not otherwise own our common stock to purchase and hold shares.
We are seeking stockholder approval to qualify the ESPP as an “employee stock purchase plan” under Section 423 of the Code and the related regulations.
Board Recommendation
The Board is recommending that the Company’s stockholders vote in favor of the ESPP. If the ESPP is approved by stockholders, it will be effective as of the day of the Annual Meeting. In evaluating this proposal to approve the ESPP, stockholders should consider all of the information provided herein.

VOTE The Board unanimously recommends that you vote “FOR” the Approval of the ESPP presented in Proposal 4.

Leonardo DRS	70	2024 Proxy Statement

Proposal 4 - Approval of the ESPP
Summary of the Plan
The following is a summary of the material features of the ESPP. The summary is qualified in its entirety by reference to the complete text of the ESPP attached as Appendix A to this proxy statement.
Purpose
The purpose of the ESPP is to promote the financial interests of the Company, including its growth and performance, by providing eligible employees the opportunity to purchase an ownership position in the Company.
Shares Subject to the ESPP
The ESPP will cover an aggregate of 2,000,000 shares of the Company’s common stock. To prevent dilution or enlargement of the rights of participants under the ESPP, appropriate adjustments will be made if any change is made to our outstanding common stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.
Administration
The ESPP will be administered by the plan administrator, who is the Compensation Committee; provided, the Board retains the power to administer the ESPP from time to time. The plan administrator has broad power to make determinations under the ESPP, to interpret the terms of the ESPP and to establish, amend and revoke rules and regulations for its administration. The plan administrator determines whether offers will be made and the beginning and ending dates of the related purchase periods. The plan administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to allocate among its members and delegate to any of the Company’s employees any of the plan administrator’s responsibilities, to correct any defect, omission or inconsistency in the ESPP, to designate separate offerings under the ESPP, to designate which subsidiaries shall be eligible to participate in the ESPP, to determine eligibility, to adjudicate all disputed claims filed under the ESPP and to establish procedures that it deems necessary for the administration of the ESPP. The plan administrator’s determinations on matters relating to the ESPP will be final, binding, and conclusive to the full extent permitted by law.
Participation
Generally, all our common law employees will be eligible to participate if they (i) are employed by and providing services to us, or any participating subsidiary, prior to the beginning of a given offering; (ii) have completed more than 6 months of service since their last hire date; (iii) are customarily employed by us, or any participating subsidiary, for more than 20 hours per week; and (iv) are customarily employed by us, or any participating subsidiary, for more than 5 months in any calendar year.
However, no employee who is a citizen or resident of a non-U.S. jurisdiction will be eligible to participate in the ESPP if their participation is prohibited under the laws of the applicable jurisdiction or if, in order to permit their participation, the ESPP or any offering would need to be modified in such a way that would cause the ESPP or the offering to violate Section 423 of the Code. No individual who is a “highly compensated employee” (within the meaning of Section 414(q) of the Code) and subject to the disclosure requirements of Section 16(a) of the Exchange Act may participate in the ESPP. Additionally, an employee may not be granted rights to purchase shares of our common stock under the ESPP if such employee, immediately after the grant, would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or holds rights to purchase shares of our common stock under any employee stock purchase plan we maintain that accrue at a rate that exceeds $25,000 worth of shares of our common stock in any applicable calendar year.
Notwithstanding the foregoing, the Company retains the discretion to determine which eligible employees may participate in an offering pursuant to and consistent with U.S. Treasury Regulation Section 1.423-2(e). The plan administrator may also, from time to time, establish one or more sub-plans under the ESPP with respect to one or more subsidiaries, provided that such sub-plan complies

Leonardo DRS	71	2024 Proxy Statement

Proposal 4 - Approval of the ESPP
with Section 423 of the Code. As of March 25, 2024, it is expected that approximately 6,500 employees will be eligible to participate in the ESPP.
Purchases Under the ESPP
The plan administrator will determine the start date of each offering, and each offering period will last 6 months. The purchase price at which shares may be purchased by participants will be an amount equal to 90% of the fair market value per share of our common stock on the purchase date set by the Committee. The plan administrator may specify a maximum number of shares that may be purchased by any participant, as well as a maximum aggregate number of shares that may be purchased by all participants during a given offering.
To participate in the ESPP, an eligible employee must complete an enrollment agreement, in a form provided by the Company, authorizing after-tax payroll deductions of between 1% and 10% of that participant’s compensation during the offering. At the end of each purchase period, the participant will receive a number of shares, determined on the last day of the purchase period, equal to the payroll deductions credited during the purchase period divided by the applicable purchase price, except that no fractional shares may be purchased under the ESPP. The purchase price will be 90% of the closing price on the purchase date. A participant may not purchase shares with a fair market value greater than $25,000 under the ESPP in any calendar year. The plan administrator may, however, modify at its discretion the discount, purchase period, purchase date and other aspects of the ESPP design within the ESPP parameters from time to time.
After initial enrollment in the ESPP, payroll deductions will generally continue from offering period to offering period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the ESPP. The amounts deducted will be credited to the participant’s account under the ESPP until the purchase date, but we will not pay any interest on the deducted amounts.
Participants may end their participation at any time during an offering period in accordance with any applicable insider trading policies by submitting to the Company’s stock administration office a written notice of withdrawal in the form determined by the plan administrator. In such case, participants will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Additionally, participation ends automatically upon termination of employment with us. If sufficient shares are not available in any purchase period under the ESPP, the available shares will be allocated on a pro-rata basis among the participants in that purchase period. Any amounts not applied to the purchase of common stock will be refunded to the participants after the end of the purchase period without interest.
Restriction on Transfer
The right to acquire shares under the ESPP is not transferable.
Change in Control
If there is a Change in Control (as defined in the ESPP) of the Company, the plan administrator may take any one or more of the following actions: (i) provide that each right to purchase shares under the ESPP will be assumed or a substantially equivalent right to purchase shares will be substituted by the successor corporation or an affiliate of such corporation; (ii) upon written notice to participants, provide for the acceleration of the current purchase period and the exercise of options under such period not less than 10 days prior to the Change in Control; (iii) upon written notice to participants, terminate the ESPP and refund amounts credited to participants’ bookkeeping accounts thereunder; (iv) if the Change in Control is one in which stockholders will receive cash payment for their shares upon the consummation of the transaction, provide for the end of the offering on the date of the consummation of the transaction and for cash payments to each participant to be made in the amount of the acquisition price times the number of shares that each participant’s accumulated payroll deductions could purchase at the purchase price; or (v) provide that, in connection with a liquidation or dissolution of the Company, rights to purchase shares will convert into the right to receive liquidation proceeds.

Leonardo DRS	72	2024 Proxy Statement

Proposal 4 - Approval of the ESPP
Effective Date and Term of ESPP
The ESPP will become effective on the date it is approved by the Company’s stockholders and will terminate as to future offerings on the tenth anniversary thereof, unless earlier terminated by the plan administrator.
Amendment and Termination of the ESPP
The plan administrator has the authority to amend, suspend or terminate the ESPP unless the amendment requires stockholder approval pursuant to Section 423 of the Code, other applicable law or stock exchange rules.
Plan Funding and Qualification
The ESPP is intended to be an unfunded plan and is not qualified under Section 401 of the Code. The ESPP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Proceeds from the sale of our common stock pursuant to the ESPP will constitute general funds of the Company, and will not be held in a separate fund or trust. If approved by stockholders at the Annual Meeting, the ESPP will be a qualified plan under Section 423 of the Code, provided all operational qualification requirements are met.
Material U.S. Federal Income Tax Consequences
The following discussion of certain relevant United States federal income tax consequences applicable to the purchase of shares under the ESPP is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the ESPP, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the ESPP or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the ESPP.
No taxable income will be recognized by a participant, and no deductions will be allowable to the Company upon either the grant or the exercise of rights to purchase shares. A participant only will recognize income when the shares acquired under the ESPP are sold or otherwise disposed of.
The tax due upon sale or other disposition of the acquired shares depends on the length of time that the participant holds the shares.
If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period pursuant to which the shares were acquired or within one year after the actual purchase date of those shares, the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. The Company will be entitled to a corresponding income tax deduction for the amount of income recognized for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any additional gain or loss recognized upon the sale or disposition will be a capital gain or loss.
If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period pursuant to which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) an amount equal to the discount applied under the ESPP to the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

Leonardo DRS	73	2024 Proxy Statement

Proposal 4 - Approval of the ESPP
New Plan Benefits
Participation in the ESPP is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.
Registration with the SEC
If the ESPP is approved by our stockholders and becomes effective, the Company is expected to file a registration statement on Form S-8 registering the shares of our common stock reserved for issuance under the ESPP as soon as reasonably practicable.
Vote Required for Approval
Approval of Proposal 4 requires the affirmative “FOR” vote of the holders of a majority of the votes cast in person (including virtually) or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions count as votes “AGAINST” the proposal. The Company reserves the right to adopt such other compensation plans and programs as deemed appropriate and in the best interests of the Company and its stockholders.

VOTE

The Board unanimously recommends that stockholders vote “FOR” the approval of the ESPP.

Leonardo DRS	74	2024 Proxy Statement

Proposal 5

Approval of the Amended ECP
Introduction
We are asking stockholders to approve the amendment and restatement of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (referred to herein as the ECP, with the amendment and restatement referred to as the Amended ECP).
Key Aspects of the Amended ECP
The Board approved and adopted the Amended ECP on March 19, 2024, subject to approval by our stockholders at the Annual Meeting (such stockholder approval date, the “Amended ECP Effective Date”). The material differences between the Amended ECP and the ECP include (i) an increase of 8,100,000 shares of our common stock available for issuance under the ECP, and (ii) an extension of the term of the plan so that it will terminate on the day before the tenth anniversary of the Amended ECP Effective Date, unless earlier terminated by the Board.
As of December 31, 2023, we had 3,140,459 shares of our common stock remaining available for issuance of future awards under the ECP (assuming PRSUs at target). If the share reserve increase is approved, then as of December 31, 2023, we would have had 11,240,459 shares of our common stock available for issuance for future awards under the Amended ECP. Based on the closing price on the Nasdaq on March 25, 2024 of $21.75 per share of our common stock, the aggregate market value as of March 25, 2024 of the new 8,100,000 shares of common stock requested under the Amended ECP was $176,175,000.
Reasons to Adopt the Amended ECP
The Board believes that it is advisable to adopt the Amended ECP to continue to give the Company ongoing flexibility to attract, retain and reward the Company’s employees, directors and consultants. In determining the number of additional shares of common stock to become available under the Amended ECP, the Board considered the following factors:
•Market Competitiveness. We recognize the impact of dilution on our stockholders and have evaluated the request to increase the Amended ECP’s share reserve very carefully in the context of the need to attract, retain and motivate key employees, consultants and non-employee directors. Equity is an important component of a compensation program that aligns with our strategy of achieving long-term, sustainable growth.
•Forecasted Share Usage. Based on current expectations for possible future awards, the Company is recommending that an additional 8,100,000 shares of our common stock be made available for issuance under the Amended ECP. We believe that this increase in shares will allow us to continue to issue shares under the Amended ECP for approximately five years based on our current and anticipated grant practices, subject to oversight and approval of the Compensation Committee. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs and equity award type mix.

VOTE The Board unanimously recommends that you vote “FOR” the Approval of the Amended ECP presented in Proposal 5.

Leonardo DRS	75	2024 Proxy Statement

Proposal 5 - Approval of the Amended ECP
•Current Equity Usage. A total of 12,416,484 shares were originally reserved for issuance under the 2022 ECP. Upon the merger with RADA on November 28, 2022, under the Company’s ECP, a total of 5,377,685 RADA options were exchanged and converted to Company options, and the 2022 long-term incentive cash-based awards for participants were converted to RSUs and PRSUs.
Set forth below is the number of shares available for future issuance pursuant to outstanding and future equity awards under the ECP as of March 25, 2024. As of the close of business on the Record Date of March 25, 2024, approximately 262,966,873 shares of common stock were outstanding.

Equity Usage	As of March 25, 2024
Number of stock options outstanding	2,926,589
Weighted average exercise price of outstanding stock options	$10.34
Weighted average remaining term of outstanding stock options	4 years
Number of RSUs outstanding	1,591,883
Number of PRSUs outstanding (reported at target)	1,737,678
Shares remaining available for issuance under the ECP	3,187,029
Additional shares requested for issuance under the Amended ECP	8,100,000
Total Shares available for issuance under the Amended ECP	11,287,029
•Overhang. Another common measure for the use and potential dilution to stockholders of equity incentive plans is overhang. The total shares of our common stock subject to outstanding awards as of December 31, 2023 (6,840,092 shares), plus the total number of shares available for future awards under the ECP as of such date (3,140,459 shares), plus proposed additional shares to be available for issuance under the Amended ECP (8,100,000 shares), represent a total fully-diluted overhang of 18,080,551 shares (or 6.44%) under the Amended ECP.
Board Recommendation
The Board is recommending that the Company’s stockholders vote in favor of the Amended ECP. If the Amended ECP is approved by stockholders, it will be effective as of the Amended ECP Effective Date. If the Amended ECP is not approved by our stockholders, no awards will be made under the Amended ECP and the ECP will remain in effect in its current form until its original expiration date.
In evaluating this proposal to approve the Amended ECP, stockholders should consider all of the information provided herein.
Summary of the Plan
The following is a summary of the material features of the Amended ECP. The summary is qualified in its entirety by reference to the complete text of the Amended ECP attached as Appendix B to this proxy statement.
Purpose; Types of Awards
The Amended ECP is designed to (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, directors and consultants. To accomplish this purpose, the Amended ECP permits the granting of awards in the form of incentive stock options within the meaning of Section 422 of the Code, nonqualified stock options, share appreciation rights (“SARs”), restricted shares, restricted stock units, performance-based awards, and other share-based or cash-based awards.

Leonardo DRS	76	2024 Proxy Statement

Proposal 5 - Approval of the Amended ECP
Shares Subject to the Plan
A total of 20,516,484 shares of the Company’s common stock will be reserved for issuance under the Amended ECP (the “Share Limit”) during its term, which includes (i) 12,416,484 shares of common stock previously authorized and approved for issuance under the ECP, less the number of shares of common stock issued under the ECP prior to the Amended ECP Effective Date, and (ii) 8,100,000 shares of common stock that will be authorized and approved for issuance under the Amended ECP at the Annual Meeting. The actual Share Limit will reflect incremental changes in the number of shares of common stock remaining available under the ECP to reflect issuances and forfeitures of equity awards following such date through the date of adoption of the Amended ECP.
The maximum number of shares that may be issued pursuant to options intended to be incentive stock options will be equal to the Share Limit. The maximum number of shares that may be issued under any option or SAR award to any one individual in any fiscal year shall not exceed the Share Limit. The aggregate grant date fair market value of the Company’s common stock subject to awards granted during any fiscal year to any non-employee director, when taken together with the cash fees paid to such non-employee director during the fiscal year (in each case, with respect to his or her service as a non-employee director), shall not exceed $500,000.
Any shares subject to an award under the Amended ECP that, after the Amended ECP Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of shares to a participant will thereafter be deemed to be available again for awards. However, none of the following shares will be added back to the shares authorized for grant under the Amended ECP: (i) shares tendered to exercise outstanding stock options or other awards or to cover applicable taxes on such award, (ii) in the case of share-settled SARs, the shares making up the difference between the number of shares covered by the exercised portion of the award and the number of shares delivered, or (iii) shares repurchased using stock option proceeds.
In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split, reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of the Company’s common stock reserved for issuance or with respect to which awards may be granted under the Amended ECP will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of the Company’s common stock covered by outstanding awards made under the Amended ECP, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.
Administration of the Plan
The Amended ECP will be administered by the plan administrator, who is the Compensation Committee; provided, the Board retains the power to grant awards and administer the Amended ECP from time to time. The plan administrator has the power to determine the terms of the awards granted under the Amended ECP, including the exercise price, the number of shares subject to each award, and the exercisability and vesting terms of the awards. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Amended ECP. All decisions made by the administrator pursuant to the provisions of the Amended ECP will be final, conclusive and binding.
Participation
Participation in the Amended ECP will be open to employees, non-employee directors, or consultants, who have been selected as an eligible recipient under the Amended ECP by the plan administrator. Awards of incentive stock options, however, will be limited to employees eligible to receive such form of award under the Code. As of March 25, 2024, it is anticipated that approximately 128 employees, eight of our non-employee directors and zero consultants will be eligible to participate in the Amended ECP.

Leonardo DRS	77	2024 Proxy Statement

Proposal 5 - Approval of the Amended ECP
Types of Awards
The types of awards that may be made under the Amended ECP are described below. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the plan administrator, subject to the Amended ECP.
Stock Options
The Amended ECP provides for grants of both nonqualified and incentive stock options. A nonqualified stock option entitles the recipient to purchase the Company’s common stock at a fixed exercise price. The exercise price per share will be determined by the plan administrator but such price will never be less than 100% of the fair market value of a share of common stock on the date of grant. Fair market value will generally be the closing price of a share of the Company common stock on Nasdaq on the date of grant. Nonqualified stock options under the Amended ECP generally must be exercised within ten years from the date of grant. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.
An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees and the aggregate fair market value of a share of the Company common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant. Stock options granted under the Amended ECP cannot contain an automatic reload feature.
Share Appreciation Rights
A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company’s common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of the Company’s common stock on the grant date), multiplied by the number of the Company’s common stock subject to the SAR (as determined by the plan administrator). SARs granted under the Amended ECP cannot contain an automatic reload feature.
Restricted Shares
A restricted share award is an award of the Company’s common stock that vests in accordance with the terms and conditions established by the plan administrator. The holder of a restricted share award will have full voting rights with respect to the restricted shares. Unless otherwise provided in an award agreement, a holder of a restricted share award will only be entitled to dividends paid with respect to his or her award if the underlying shares vest.
Restricted Stock Units
A restricted stock unit is a right to receive shares or the cash equivalent of the Company’s common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of award shares of the Company’s common stock, cash or other securities or property equal in value to a share of common stock, or a combination thereof, in the plan administrator’s sole discretion.
Dividend Equivalent Rights
A dividend equivalent right entitles the holder to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares of common stock held by the holder of such dividend equivalent right. The plan administrator will determine the form of such payments, including without limitation, as cash or in shares of common stock, as well as any terms and conditions applicable to the award; provided, in no event may any dividend equivalent right be paid or settled unless and until the award to which it relates vests.

Leonardo DRS	78	2024 Proxy Statement

Proposal 5 - Approval of the Amended ECP
Other Share-Based Awards
We may grant or sell to any participant a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Company’s common stock, including unrestricted Company common stock under the Amended ECP.
Other Cash-Based Awards
We may grant cash awards under the Amended ECP, including cash awards as a bonus or upon the attainment of certain performance goals.
Performance-Based Awards
We may grant an award conditioned on satisfaction of certain performance criteria.
Performance Goals
If the plan administrator determines that an award under the Amended ECP will be earned subject to the achievement of performance goals, the plan administrator may select one or more performance criteria upon which to grant such award in its sole discretion. A participant’s achievement of specified performance criteria will be determined in the sole discretion of the plan administrator and may be measured, without limitation, in absolute terms, relative to historic performance, relative to the performance of other companies, or relative to an index.
Restrictions on Transfer
Absent permission by the plan administrator, no participant may transfer, assign, sell, exchange, or otherwise dispose of any award or any rights or obligations pursuant to such award.
Change in Control
In the event of any proposed change in control (as defined in the Amended ECP), the plan administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the Amended ECP and to protect the participants who hold outstanding awards under the Amended ECP. In the event of a participant’s termination without cause (as defined in the Amended ECP) on or within one year of a change in control, each award issued to the participant will become fully vested and exercisable. With respect to each participant who is an eligible employee (as such term is defined in the Company’s Executive Severance Plan), in the event such participant resigns for good reason (as defined in the Amended ECP) on or within one year of a change in control, each award issued to the participant will become fully vested and exercisable. Additionally, in the event of a change in control, the plan administrator may (i) settle awards for an amount of cash or securities equal to their value; (ii) assume or issue substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended ECP; (iii) modify the terms of such awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue; or (v) provide that for a period of at least 20 days prior to the change in control event, any stock options or SARs that would not otherwise become exercisable prior to the change in control event will become fully exercisable.
Effective Date and Term of Amended ECP
The Amended ECP will become effective on the date it is approved by the Company’s stockholders and will terminate as to future awards on the tenth anniversary thereof, unless earlier terminated by the Board.

Leonardo DRS	79	2024 Proxy Statement

Proposal 5 - Approval of the Amended ECP
Amendment and Termination
The plan administrator may alter, amend, modify, or terminate the Amended ECP at any time, provided that the approval of our stockholders will be obtained for any amendment to the Amended ECP that requires stockholder approval under the rules of the stock exchange(s) on which the Company’s common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of the Company’s common stock reserved for issuance, a reduction in the exercise price of options or SARs or any other action that could be deemed an repricing. In addition, no modification of an award will materially adversely impair the rights of a participant without the participant’s consent.
Clawback and Repayment Conditions
Awards under the Amended ECP will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company. Additionally, if the plan administrator determines that all terms and conditions of an award or the Amended ECP have not been materially satisfied, and such failure is material, the participant will be obligated to repay the Company immediately an amount equal to the value received by the participant with respect to such award (which amount shall include any amount applied to satisfy withholding tax or other obligations with respect to the award).
Unfunded and Unqualified Plan
The Amended ECP is intended to be an unfunded plan and is not qualified under Section 401 of the Code. In addition, the Amended ECP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Material U.S. Federal Income Tax Effects
The following discussion of certain relevant United States federal income tax effects applicable to certain awards granted under the Amended ECP is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the Amended ECP, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the Amended ECP or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the Amended ECP.
Nonqualified Stock Options
An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of a nonqualified stock option. Rather, at the time of exercise of the nonqualified stock option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares acquired upon the exercise of a nonqualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.
Incentive Stock Options
An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of an incentive stock option (within the meaning of Section 422 of the Code) and the Company will not be entitled to a deduction at that time. If the incentive stock option is exercised during employment or within ninety (90) days following the termination thereof (or within one year following termination, in the case of a termination of employment due to death or disability), the optionee will not recognize any income and the Company will not be entitled to a deduction. The excess of the fair market value of the shares on the exercise date over the exercise price, however, is includible in computing the optionee’s alternative

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Proposal 5 - Approval of the Amended ECP
minimum taxable income. Generally, if an optionee disposes of shares acquired by exercising an incentive stock option either within two years after the date of grant or one year after the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the sale price, if lower) over the exercise price. The balance of any gain or loss will generally be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.
SARs
A participant subject to United States federal income tax who is granted a SAR will not recognize ordinary income for United States federal income tax purposes upon receipt of the SAR. At the time of exercise, however, the participant will recognize ordinary income, subject to wage and employment tax withholding, equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company will not be entitled to a deduction upon the grant of a SAR, but generally will be entitled to a deduction for the amount of income the participant recognizes upon the participant’s exercise of the SAR. The participant’s tax basis in any shares received will be the fair market value on the date of exercise and, if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Shares
A participant subject to United States federal income tax generally will not be taxed upon the grant of a restricted share award, but rather will recognize ordinary income for United States federal income tax purposes in an amount equal to the fair market value of the shares at the time the restricted shares are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal the fair market value of those shares at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant. At the time the restrictions lapse, the participant will have a tax basis in the restricted shares equal to their fair market value on the grant date, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Restricted Stock Units
A participant subject to United States federal income tax who is granted a restricted stock unit will not recognize ordinary income for United States federal income tax purposes upon the receipt of the restricted stock unit, but rather will recognize ordinary income in an amount equal to the cash amount paid or fair market value of the shares received at the time the award is settled, subject to wage and employment tax withholding, and the Company will have a corresponding deduction at that time.
Other Share-Based and Other Cash-Based Awards; Performance-Based Awards; Dividend Equivalent Rights
In the case of other share-based and other cash-based awards performance-based awards and dividend equivalent rights, depending on the form of the award, a participant subject to United States federal income tax will not be taxed upon the grant of such an award, but, rather, will generally recognize ordinary income for United States federal income tax purposes on the later of vesting or settlement. In any event, the Company will be entitled to a deduction at the time when, and in the amount that, a participant recognizes ordinary income, if applicable.

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Proposal 5 - Approval of the Amended ECP
Section 409A of the Code
To the extent applicable, it is intended that the Amended ECP and any awards made under the Amended ECP either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the Amended ECP and any awards made thereunder in a manner consistent with the requirements of Code Section 409A.
Tax Effects for The Company
In addition to the tax impact to the Company described above, the Company’s deduction may also be limited by Section 280G or Section 162(m) of the Code. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for United States federal income tax purposes for compensation in excess of $1,000,000 per year per covered employee.
New Plan Benefits
Future awards under the Amended ECP will be made at the discretion of the Compensation Committee. Therefore, other than with respect to annual stock grants to our non-employee directors, it is not currently possible to determine the benefits or amounts that may be received by such persons or groups pursuant to the Amended ECP in the future. Grants under the ECP in 2023 to our named executive officers are shown in the 2023 Grants of Plan-Based Awards table above. Restricted stock unit grants to be issued under the Amended ECP to our non-employee directors following the Annual Meeting in accordance with our non-employee directors' compensation program are shown in the table below in the row labeled “Non-Executive Directors as a Group.”

Name and Position	Dollar Value ($)(1)
William J. Lynn III Chief Executive Officer	N/A
Mike Dippold Executive Vice President, Chief Financial Officer	N/A
John Baylouny Executive Vice President, Chief Operating Officer	N/A
Mark Dorfman Executive Vice President, General Counsel and Secretary	N/A
Sally Wallace Executive Vice President, Operations	N/A
Executive Officers as a Group	N/A
Non-Executive Directors as a Group	1,200,000
Non-Executive Officer Employees as a Group	N/A
1.The amount disclosed is equal to the total dollar value of all annual stock grants to be issued to our non-employee directors following the Annual Meeting. Share figures will be determined by dividing the dollar value by the closing stock price on the date of the Annual Meeting.
Registration with the SEC
If the Amended ECP is approved by our stockholders and becomes effective, the Company is expected to file a registration statement on Form S-8 registering the shares of our common stock reserved for issuance under the Amended ECP as soon as reasonably practicable.

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Proposal 5 - Approval of the Amended ECP
Vote Required for Approval
Approval of Proposal 5 requires the affirmative “FOR” vote of the holders of a majority of the votes cast in person (including virtually) or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions count as votes “AGAINST.” If stockholders do not approve this proposal, it will not be implemented and the ECP will remain in place until its scheduled expiration. The Company reserves the right to adopt such other compensation plans and programs as deemed appropriate and in the best interests of the Company and its stockholders.

VOTE

The Board unanimously recommends that stockholders vote “FOR” the approval of the Amended ECP.

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Proposal 6

Approval of One or More Adjournments of the Annual Meeting to a Later Date or Dates If Necessary or Appropriate to Solicit Additional Proxies If There Are Insufficient Votes to Approve the Other Proposals at the Time of the Annual Meeting.

We are requesting that our stockholders approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting.
The Adjournment Proposal will only be submitted for a vote at the Annual Meeting in the event there are insufficient votes at the time of the Annual Meeting to approve the other proposals in this proxy statement. If the Adjournment Proposal is submitted for a vote at the Annual Meeting and our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of a proposal such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal.
The affirmative vote of the holders of a majority of shares of Leonardo DRS common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve this proposal. Abstentions will count as a vote “against” the proposal. Absent specific instructions, brokers are permitted to exercise voting discretion with respect to such proposals.
The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the proposals if there are insufficient votes to approve such proposal at the time of the Annual Meeting.
VOTE The Board unanimously recommends that you vote “FOR” the Adjournment Proposal presented in Proposal 6.

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Stock Ownership of Management Table
The following table shows how much Leonardo DRS common stock was beneficially owned, as of March 25, 2024, by each director, each NEO of the Company, and all directors and executive officers as a group. The percentage calculations set forth in the table are based on 262,966,873 shares of common stock outstanding on March 25, 2024.

	Number Of Shares (#)	Percent (%)*
Directors
William J. Lynn III(1)	124,255	*
Frances F. Townsend	10,525	*
Gail S. Baker	10,525	*
Dr. Louis R. Brothers	4,537	*
David W. Carey	10,525	*
George W. Casey, Jr.	10,525	*
Mary E. Gallagher	10,525	*
Kenneth J. Krieg	10,525	*
Eric C. Salzman	6,954	*
NEOs
Mike Dippold(2)	29,934	*
John Baylouny(3)	35,421	*
Mark A. Dorfman(4)	19,573	*
Sally A. Wallace(5)	19,501	*
All directors and executive officers as a group (13 persons)	303,325	*
* Less than one percent
1.Mr. Lynn is both a director and a NEO. For Mr. Lynn, the information contained in the table above includes 46,361 restricted stock units vesting on April 1, 2024, within 60 days following the Record Date.
2.For Mr. Dippold, the information contained in the table above includes 10,360 restricted stock units vesting on April 1, 2024, within 60 days following the Record Date.
3.For Mr. Baylouny, the information contained in the table above includes 12,626 restricted stock units vesting on April 1, 2024, within 60 days following the Record Date.
4.For Mr. Dorfman, the information contained in the table above includes 7,252 restricted stock units vesting on April 1, 2024, within 60 days following the Record Date.
5.For Ms. Wallace, the information contained in the table above includes 7,252 restricted stock units vesting on April 1, 2024, within 60 days following the Record Date.

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Persons Owning More than 5% of Leonardo DRS Common Stock
The following table shows how many shares of Leonardo DRS common stock were owned by each person known to us to own more than five percent of our common stock as of March 25, 2024. The percentage calculations set forth in the table are based on 262,966,873 shares of common stock outstanding on March 25, 2024, rather than based on the percentages set forth in the stockholder’s Schedule 13G/A.
Ownership of Common Stock

Principal Holders	Number of Shares (#)	Percent (%)
Leonardo S.p.A. and Leonardo US Holding LLC	189,745,073	72%
1.Information contained in the table above and this footnote is based on a report on Schedule 13G/A filed with the SEC on February 9, 2024 by Leonardo S.p.A. and Leonardo US Holding, LLC (together, “Leonardo”). Leonardo is the beneficial owner of 189,745,073 shares, with shared dispositive power and shared voting power over all such shares. The address of the principal business office of Leonardo US Holding, LLC is 1235 South Clark Street, Suite 700, Arlington, VA 22202. The address of the principal business office of Leonardo S.p.A. is Piazza Monte Grappa n.4, 00195 Rome, Italy.

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Certain Relationships and Related Party Transactions
General
The Company's Nominating Committee Charter provides that the Committee has the primary responsibility for reviewing and approving or rejecting “related-party transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or may have a direct or indirect material interest (“Related Party Transactions”) (the “RPT Policy”). The RPT Policy defines a related person as a director, executive officer, nominee for director or greater than 5% beneficial owner of Company securities, in each case since the beginning of the most recently completed year, and any of their immediate family members. Under our RPT Policy, certain ordinary course transactions with Leonardo S.p.A. and US Holding are preapproved and then ratified by the Nominating Committee at regularly scheduled meetings.
Relationship with Leonardo S.p.A.
Commitment Letter/Proxy Agreement
In February 2022, the Company entered into a Commitment Letter with the proxy holders, Leonardo S.p.A., US Holding and the DCSA, which provides the parties’ commitment to comply with the requirements as set forth in a certain Proxy Agreement. Having completed the RADA Merger, we expect DCSA, an agency of the DoD, to approve the Proxy Agreement for execution later this year. The Commitment Letter allows the Company to operate as if the Proxy Agreement is already in effect.
Since the Company has an Italian majority stockholder, the Company is deemed to be operating under Foreign Ownership, Control of Influence (“FOCI”), as defined under the National Industrial Security Program Operating Manual. Furthermore, the Italian state beneficially owns approximately 30.2% of Leonardo S.p.A.’s voting power. In order to be permitted to maintain the Company’s security clearances and its access to classified data and to perform or bid on classified programs, the Company is required to mitigate FOCI, which the Company has done by entering into the Commitment Letter and related Proxy Agreement. Among other things, the Proxy Agreement:
•provides that the shares of the Company common stock owned directly by US Holding and indirectly by Leonardo S.p.A. are voted through proxy holders, who must be independent from current and prior affiliation with Leonardo S.p.A. and its subsidiaries (including us and US Holding) and must maintain adequate security clearance;
•provides that the proxy holders are appointed by US Holding (in consultation with Leonardo S.p.A.), but the appointment is subject to approval of DCSA, and that the proxy holders must be members of the Company’s Board;
•restricts the Company’s ability to share facilities and personnel with and receive certain services from Leonardo S.p.A. or its other subsidiaries;
•requires the Company to maintain a Government Security Committee consisting of all proxy holders;
•requires that the Audit Committee appoint an independent auditor to conduct an annual audit of the Company's books and records;
•requires proxy holders to meet as necessary to satisfy their responsibilities under the Proxy Agreement and requires the Board to meet at least four times a year in addition to any separate meetings of the proxy holders; and

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Certain Relationships and Related Party Transactions
•restricts the Company’s ability to share facilities and personnel with and receive certain services from Leonardo S.p.A. or its other subsidiaries.
The Proxy Agreement will automatically terminate if US Holding holds less than 50% of the Company’s outstanding shares of common stock and DCSA determines that FOCI mitigation is no longer necessary, among other reasons.
Proxy Holders
The Proxy Agreement requires the appointment of five proxy holders, who must be independent from current and prior affiliation with Leonardo S.p.A. and its subsidiaries, maintain adequate security clearances, and vote the shares of the Company’s common stock owned by Leonardo S.p.A. Proxy holders are appointed by US Holding after reasonable consultation with Leonardo S.p.A. and approval by DCSA and serve for staggered three-year terms. Upon expiration of a proxy holder’s term, or the death, resignation, removal or inability to act of any proxy holder, the proxy holder may be reappointed or replaced. Until a successor proxy holder accepts appointment, the remaining proxy holders may exercise all of the rights, powers and privileges of the proxy holders and if no proxy holders remain, the Chairman of the Company’s Board will be automatically vested with all rights, powers, authorities and immunities of the proxy holders for an interim period until a new proxy holder is appointed by US Holding and approved by DCSA. The current proxy holders and the commencement and expiration of their terms are as set forth in the table below.

Proxy Holder	Term Commencement	Term Expiration
Dr. Louis R. Brothers	January 1, 2023	December 31, 2025
David W. Carey	January 1, 2023	December 31, 2025
General George W. Casey, Jr.	January 1, 2024	December 31, 2026
Kenneth J. Krieg	January 1, 2022	December 31, 2024
Frances F. Townsend	January 1, 2022	December 31, 2024
The Proxy Agreement confers on the proxy holders the right to vote US Holding’s and Leonardo S.p.A.’s shares of our common stock in the same manner and to the same extent as if they were the absolute owners of such shares in their own right. All actions of the proxy holders with respect to such shares of our common stock require a majority vote of the proxy holders. Each proxy holder is entitled to one vote.
The proxy holders are permitted to vote for or consent to certain matters in their sole and absolute discretion, without consultation with US Holding or Leonardo S.p.A., while for other matters, the proxy holders may only vote for or consent to certain matters with the express written approval of US Holding. The proxy holders may only vote to declare or suspend dividends after prior consultation with US Holding.
Board of Directors
Under the terms of the Proxy Agreement, the proxy holders will, in their discretion and in consultation with the Nominating Committee, nominate four additional individuals who are not proxy holders, selected from candidates proposed by US Holding, in consultation with the Nominating Committee, as candidates for election to our Board (the “non-proxy holder director nominees”). The non-proxy holder director nominees will include (i) our CEO and (ii) three additional individuals.
The Nominating Committee will nominate the proxy holders for election as directors at any meeting of the Company’s stockholders at which directors are to be elected. At any such meeting, the proxy holders will vote on behalf of US Holding to elect the then-current proxy holders and the non-proxy holder director nominees to serve on the Board for the succeeding year. The proxy holders may remove any non-proxy holder director nominee from the Board by majority vote after consultation with US Holding.

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Certain Relationships and Related Party Transactions
In the event of a material breach of the Proxy Agreement, the DoD may (i) novate our classified contracts to a company not under FOCI at our expense, (ii) terminate our classified contracts and deny us new classified contracts, (iii) revoke our facility security clearance and/or (iv) suspend or debar us from participation in all U.S. government contracts.
DCSA may terminate the Proxy Agreement if it deems it is no longer necessary in order to maintain our facility security clearance or if our facility security clearance is no longer necessary, if there has been a breach of the Proxy Agreement that requires its termination or if DCSA determines that terminating is necessary for national security or, in DCSA’s sole discretion, upon petition by us or US Holding. The Proxy Agreement automatically terminates upon the sale of our business or all of US Holding’s interest in a person or entity not controlled by Leonardo S.p.A. or if US Holding holds less than 50% of our outstanding shares of common stock and DCSA determines that FOCI mitigation is no longer necessary.
Other Agreements
The Company and US Holding entered into a Tax Allocation Agreement, dated as of November 16, 2020, as amended on July 28 and July 29, 2022 (the “Tax Agreement”), with members of an affiliated group (the “affiliated group”), as defined in Section 1504(a) of the Code, members of one or more consolidated, combined, unitary or similar state tax groups (the “state members”) and additional parties who are part of an “expanded affiliated group” for certain tax purposes. The Tax Agreement provides for the method of computing and allocating the consolidated U.S. federal tax liability of the affiliated group among its members and of allocating any state group tax liabilities among the state members.
The Company has also entered into a Trademark License Agreement, dated as of April 28, 2021, with Leonardo S.p.A., pursuant to which Leonardo S.p.A. grants the Company, subject to certain limitations, a non-exclusive license to use certain trademarks, including the name “Leonardo.”
The Company also entered into a Registration Rights Agreement, dated as of November 28, 2022, with Leonardo S.p.A. and US Holding, which, among other things, provides Leonardo S.p.A. and its affiliated entities with customary demand, shelf and piggy-back registration rights from and following the closing to facilitate a public offering of our common stock held by US Holding.
Leonardo DRS, US Holding and Leonardo S.p.A. also entered into a Cooperation Agreement, dated as of November 28, 2022, pursuant to which, among other things, (i) Leonardo S.p.A. has certain consent, access and cooperation rights, (ii) US Holding has consent rights over our Company and its subsidiaries, including over the creation or issuance of any new classes or series of stock, listing or delisting from any securities exchange, and making material changes to the Company’s accounting policies and changing DRS’s auditor, and (iii) neither US Holding nor Leonardo S.p.A. has the ability to transfer any of our voting securities for a period of six months following the closing of the RADA Merger, except in connection with a change in control of the Company or for transfers to affiliates.
Affiliated Operations Plan (the “AOP”) Services Agreements
Although the Company operates largely independently from Leonardo S.p.A., the Company, Leonardo S.p.A. and Leonardo S.p.A.’s subsidiaries each provide certain services to each other, share certain services and rely on certain third-party service providers to provide services pursuant to shared services contracts, subject to the terms of the Proxy Agreement and in accordance with the AOP, approved by DCSA.
The AOP currently governs the following types of arrangements:
•services Leonardo S.p.A. or its subsidiaries receive pursuant to a contract with a third-party service provider, which Leonardo S.p.A. or its subsidiaries then provide to us on a pass-through basis;
•services we receive pursuant to a contract with a third-party service provider, which we then provide to Leonardo S.p.A. or its subsidiaries (excluding us) on a pass-through basis;

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Certain Relationships and Related Party Transactions
•certain services we receive directly from Leonardo S.p.A. or its subsidiaries; and
•certain services we provide directly to Leonardo S.p.A. or its subsidiaries.
The fees for each of the services to be provided under the AOP are mutually agreed upon as part of the negotiation of the services agreement and may vary on the basis of usage and other factors. Although we seek to implement commercially reasonable terms (including fees for the services provided) that could have been negotiated with an independent third party, the terms of such agreement may later prove to be more or less favorable than arrangements we could make to provide these services internally or to obtain them from unaffiliated service providers in the future.
Sales
The Company has various related-party sales and purchases with US Holding and its other affiliates that occur in the regular course of business. Related-party sales for these transactions are included in revenues and were $40 million, $59 million and $11 million for the years ended December 31, 2023, 2022 and 2021, respectively. Related-party purchases for these transactions are included in cost of revenues and were $4 million, $3 million and $4 million for the years ended December 31, 2023, 2022 and 2021, respectively. The receivables related to transactions with US Holding and its other affiliates of $8 million and $10 million, respectively, and payables of $4 million and $1 million, respectively, as of December 31, 2023 and 2022, are included in accounts receivable and accounts payable in our Consolidated Balance Sheets. In addition, there was a related-party balance in contract assets of $1 million at December 31, 2022.

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Stockholder Communications with the Board of Directors
Stockholders may send communications to the Board by submitting a letter addressed to: Leonardo DRS, Inc., Attn: Corporate Secretary, 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202. The Board has instructed the Corporate Secretary to forward such communications to the Lead Director. The Board has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board consideration. The Corporate Secretary may also forward the stockholder communication within the Company to the CEO or to another executive officer to facilitate an appropriate response.
The Corporate Secretary maintains a log of all communications from stockholders and the disposition of such communications, which the directors review at least annually.

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Stockholder Nominations and Proposals for 2025 Annual Meeting
Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and form of proxy to be distributed in connection with next year’s annual meeting of stockholders must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on December 6, 2024. Proposals should be sent to the attention of the Corporate Secretary. More information regarding stockholder proposals under Rule 14a-8, including procedural and substantive requirements and reasons why the Company may exclude the proposal from its proxy statement may be found in Rule 14a-8.
Under our Bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders (other than a proposal brought pursuant to SEC Rule 14a-8). These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to the Corporate Secretary of the Company at our principal executive offices by a stockholder of record on both the date of giving notice and the record date for the annual meeting. In general, our Bylaws require that such a notice for nominating a director or introducing an item of business at the 2025 annual meeting of stockholders must be received not earlier than January 15, 2025 and not later than February 14, 2025. However, if the 2025 annual meeting of stockholders is called for a date that is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2024 Annual Meeting, the notice must be received before (a) the close of business on the 90th day prior to the meeting or (b) the close of business on the tenth day following the day on which a public announcement of the date of the meeting is first made, whichever is later. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaws and SEC requirements for submitting a proposal or nomination.
Notices of intention to nominate a director or present proposals at the 2025 annual meeting of stockholders should be addressed to the Corporate Secretary, Leonardo DRS, Inc., 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

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Householding of Proxy Materials
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice or, if you have elected to receive hard copies, our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and received only one Notice or one set of proxy materials and would like to request a separate copy of these materials or any other proxy materials in the future, please: (1) mail your request to Leonardo DRS, Inc., 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202, Attn: Corporate Secretary; (2) send an e-mail to stephen.vather@drs.com; or (3) call our Investor Relations department at 703-416-8000. Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
Annual Report on Form 10-K
You may obtain a free copy of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC and available at its website at www.sec.gov. Please contact the Corporate Secretary, Leonardo DRS, Inc., 2345 Crystal Drive, Suite 1000, Arlington, Virginia 22202 or email investor.relations@LeonardoDRS.com. This report is also available at www.proxydocs.com.
Other Matters
Leonardo DRS is soliciting this proxy on behalf of its Board and will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the Notice and proxy materials. This solicitation is being made by mail, but also may be made personally or by facsimile, telephone, messenger, or via the Internet. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.
We are not aware of any additional matters to be acted upon at the Annual Meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.
By Order of the Board of Directors,
LEONARDO DRS, INC.
Mark A. Dorfman
Executive Vice President, General Counsel and Corporate Secretary
April 5, 2024

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LEONARDO DRS, INC.
EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 20, 2024
APPROVED BY THE STOCKHOLDER ON MAY 15, 20241
1.    PURPOSE.
(a)    The purpose of this Plan is to promote the financial interests of the Company, including its growth and performance, by providing Eligible Employees the opportunity to purchase an ownership position in the Company.
(b)    This Plan is intended to qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code, and the regulations issued thereunder, and shall be interpreted consistent therewith.
2.    ADMINISTRATION.
(a)    The Plan shall be administered by the Committee, as such Committee may be constituted from time to time and including any successor committee. The Committee shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine when and how rights to purchase Shares of the Company shall be granted and the provisions of each Offering of such rights (which need not be identical).
(ii)    To designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan as a Designated Subsidiary.
(iii)    To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)    To amend the Plan as provided in Section 12.
(v)    Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(b)    The Committee shall also have the power to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. In addition, without limiting the generality of Section 2(a), the Committee is specifically authorized to adopt rules and procedures regarding

[1] The Plan will be effective as of May 15, 2024, subject to stockholder approval.

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eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Participant contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Committee also is authorized to determine whether, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of a purchase right granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of a purchase right granted under the Plan or the same Offering to employees residing solely in the U.S.
(c)    The determination of the Committee on all matters relating to the Plan will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
(d)    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.
(e)    Any interpretation of the Plan by the Committee of any decision made by it under the Plan shall be final and binding on all persons.
3.    SHARES SUBJECT TO THE PLAN.
(a)    Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 2,000,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, Shares not purchased under such right shall again become available for the Plan.
(b)    The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. Shares may be issued upon exercise of a right to purchase Shares pursuant to an Offering from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. If the total number of Shares specified in elections to be purchased under any Offering plus the number of Shares purchased under previous Offerings under this Plan exceeds the maximum number of Shares issuable under this Plan, the Committee will allot the Shares then available on a pro-rata basis.
4.    GRANT OF RIGHTS; OFFERING.
The Committee may from time to time grant or provide for the grant of rights to purchase Shares of the Company under the Plan to Participants (an “Offering”) on a date (the “Offering Date”) selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Participants granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of each Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall equal six (6) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

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5.    ELIGIBILITY.
(a)    Any individual who, on the day preceding an Offering Date, qualifies as an Eligible Employee may elect to become a Participant in the Plan, as provided in Section 7. Notwithstanding the foregoing, the Company retains the discretion to determine which Eligible Employees may participate in an Offering pursuant to and consistent with U.S. Treasury Regulation Section 1.423-2(e).
(b)    No Participant may be granted a right to purchase Shares hereunder if such Participant, immediately after such right is granted, owns five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all Shares that the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant.
6.    RIGHTS; PURCHASE PRICE.
(a)    On each Offering Date, each Participant, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of Shares of the Company purchasable with a percentage designated by the Committee, not exceeding ten percent (10%) of such Participant’s Compensation during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Committee shall establish one date during an Offering (the “Purchase Date”) on which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(b)    In connection with each Offering made under the Plan, the Committee may specify a maximum number of Shares that may be purchased by any Participant as well as a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering.
(c)    The purchase price of each Share acquired pursuant to rights granted under the Plan for each Offering shall be an amount equal to ninety percent (90%) of the Fair Market Value of a Share on the Purchase Date (the “Purchase Price”).
(d)    Notwithstanding anything to the contrary herein, no Participant may be granted a right to purchase Shares which permits the Participant’s rights to purchase Shares under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000, measured by reference to the Fair Market Value of such Shares (determined at the date such right is granted) for each calendar year in which the right is outstanding at any time.
7.    PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)    An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions in whole percentages of no less than one percent (1%) and no more than ten percent (10%) of such Participant’s Compensation on each pay day occurring during the Offering.
(b)    The payroll deductions made for each Participant shall commence on the first pay day following the Offering Date and will end on the last pay day on or prior to the Purchase Date of such Offering to which such authorization is applicable, unless sooner terminated by the Participant as provided in this Section 7. Payroll deductions shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

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(c)    A Participant may not change the rate of his or her payroll deductions elected in his or her enrollment materials during an Offering. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(d), a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering. Subject to Section 423(b)(8) of the Code and Section 6(d), payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering scheduled to end in the following calendar year, unless such payroll deductions are terminated by the Participant as provided in this Section 7.
(d)    A Participant may make cash payments instead of payroll deductions into his or her account only if (i) specifically provided for in the Offering, (ii) the Participant has not had the maximum amount permitted hereunder withheld during the Offering and (iii) the Committee determines that cash contributions are permissible under Code Section 423.
(e)    At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the Participant) under the Offering, without interest, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan.
(f)    Unless otherwise required by applicable law, rights granted pursuant to any Offering under the Plan shall terminate immediately if the Participant either (i) terminates employment or service with the Company and any Designated Subsidiary for any reason or (ii) is otherwise no longer an Eligible Employee under the Plan. The Company shall distribute to such individual all of his or her accumulated, unused payroll deductions or other cash contributions under the Offering, without interest.
(g)    Rights granted under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 16, and during a Participant’s lifetime, shall be exercisable only by such Participant.
(h)    Unless otherwise specified in the Offering or as required by applicable law, the Company will have no obligation to pay interest on payroll deductions or other cash contributions.
8.    EXERCISE.
(a)    On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other cash contributions specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at a Purchase Price equal to ninety percent (90%) of the Fair Market Value of a Share on the Purchase Date. No fractional Shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions and other cash contributions remaining in each Participant’s account after the purchase of Shares which is less than the amount required to purchase one Share on the final Purchase Date of an Offering shall be held in each such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant does not participate in or withdraws from such next Offering, as provided in Section 7(e), or is no longer eligible to be granted rights under the Plan, as provided in Section 5 and Section 6(d), in which case such amount shall be distributed to the Participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions and other cash contributions remaining in any Participant’s account after the purchase of Shares which is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of an Offering shall be distributed in full to the Participant after such Purchase Date, without interest.

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(b)    No rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions and other cash contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the Participants, without interest.
9.    ACCOUNTING AND USE OF FUNDS.
Payroll deductions and other cash contributions for each Participant shall be credited to an account established under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder. Proceeds from the sale of Shares pursuant to rights granted under the Plan shall constitute general funds of the Company.
10.    NO RIGHTS AS A STOCKHOLDER; NO RIGHT TO CONTINUED SERVICE.
(a)    A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent). Until the applicable Shares are issued (as evidenced by the appropriate entry on the books of the Company or its transfer agent), a Participant shall only have the rights of an unsecured creditor with respect to cash contributions under the Plan and such Shares.
(b)    Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Designated Subsidiary or affiliate of the Company, as applicable. Further, the Company or a Designated Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.
11.    ADJUSTMENTS UPON CHANGES IN STOCK.
(a)    If any change is made in the Shares subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share subject to outstanding rights. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”
(b)    In the event of a Change in Control, the Committee may take any one or more of the following actions as to outstanding rights to purchase Shares on such terms as the Committee determines: (i) provide that such rights shall be assumed, or substantially equivalent rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be terminated immediately prior to the consummation of such Change in Control and that all such outstanding rights to purchase Shares will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Committee in such notice, which date shall not be less than ten (10) calendar days preceding the effective date of the Change in Control, (iii) upon written notice to the Participants, provide that all outstanding rights to

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purchase Shares will be cancelled as of a date prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to such Participants on such date, (iv) in the event of a Change in Control under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control (the “Acquisition Price”), change the last day of the Offering to be the date of the consummation of the Change in Control and make or provide for a cash payment to each participating Participant equal to (A) (i) the Acquisition Price times (ii) the number of Shares that such Participant’s accumulated payroll deductions as of immediately prior to the Change in Control could purchase at the Purchase Price, where the Acquisition Price is treated as the Fair Market Value of the Shares on the last day of the applicable Offering for purposes of determining the Purchase Price, and where the number of Shares that could be purchased is subject to the limitations set forth in Section 8 minus (B) the result of multiplying such number of Shares by such Purchase Price, (v) provide that, in connection with a liquidation or dissolution of the Company, rights to purchase Shares shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof) and (vi) any combination of the foregoing.
(c)    For purposes of Section 11(b)(i) above, a right to purchase Shares shall be considered assumed if, following consummation of the Change in Control, the right to purchase Shares confers the right to purchase, for each Share subject to the right immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of rights to consist solely of such number of shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determines to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control.
12.    AMENDMENT OF THE PLAN OR OFFERINGS.
(a)    The Committee at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in Section 11 relating to adjustments upon changes in Shares, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:
(i)    Increase the number of Shares reserved for rights under the Plan;
(ii)    Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or
(iii)    Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
    It is expressly contemplated that the Committee may amend the Plan or an Offering in any respect the Committee deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith.
(b)    The Committee may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval. Without stockholder consent and without limiting Section 17(a), the Committee

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will be entitled to change the Offering Date and Purchase Date of an Offering, designate separate Offerings, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll deductions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed payroll deduction elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with payroll deduction and other cash contribution amounts, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.
(c)    Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.
13.    COMPANY POLICIES.
Any Shares purchased pursuant to the Plan are subject to any Company policies, including any clawback, recoupment or stock ownership policies, that are in effect from time to time. Any portion of Shares purchased pursuant to the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any policies which the Company may adopt from time to time pursuant to laws or regulations, including without limitation, any such policy which the Company may be required to adopt under applicable law.
14.    AUTHORIZATION OF SUB-PLANS.
The Committee may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.
15.    WITHHOLDING.
If applicable tax laws impose a tax withholding obligation, each affected Participant shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Committee for payment of any taxes required by law to be withheld in connection with any transaction related to the rights to purchase Shares granted hereunder or Shares acquired by such Participant pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant.
16.    DESIGNATION OF BENEFICIARY.
(a)    A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if applicable, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.
(b)    Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.

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17.    TERMINATION OR SUSPENSION OF THE PLAN.
(a)    The Committee, in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offerings either immediately or upon completion of the purchase of Shares of on the Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offerings to expire in accordance with their terms (and subject to any adjustment pursuant to Section 11). If the Offerings are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares will be returned to the Participants (without interest thereon, except as otherwise required under applicable law) as soon as administratively practicable.
(b)    Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.
18.    NOTICE OF DISQUALIFYING DISPOSITIONS.
Each Participant shall give the Company prompt written notice of any disposition or other transfer of Shares acquired pursuant to the exercise of a right under the Plan if such disposition or transfer is made within two (2) years after the Offering Date or within one year after the Purchase Date.
19.    EFFECTIVE DATE OF PLAN.
The Plan was adopted by the Board on February 20, 2024 and became effective after it was approved by the Company’s stockholders on May 15, 2024 (the “Effective Date”). The Plan will terminate on the tenth (10th) anniversary of the Effective Date.
20.    CHOICE OF LAW.
All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state’s conflict of laws rules.
21.    DEFINITIONS.
(a)    “Acquisition Price” shall have the meaning ascribed to it in Section 11(b).
(b)    “Board” means the Board of Directors of the Company.
(c)    “Change in Control” shall have the meaning ascribed to it in the Company’s 2022 Omnibus Equity Compensation Plan.
(d)    “Code” means the Internal Revenue Code of 1986, as amended.
(e)    “Committee” means the Compensation Committee of the Board.
(f)    “Company” means Leonardo DRS, Inc., a Delaware corporation.
(g)    “Compensation” means a Participant’s regular base salary or base hourly wages that are actually paid to the Participant. Compensation shall not include forms of compensation that are not part of an employee’s regular rate of pay, such as overtime pay, additional compensation in the form of premium pay, differential pay or allowance pay in excess of base wage (e.g., danger pay, hazard pay or hardship pay), commissions, bonuses, other incentive compensation (whether cash- or Share-based), the cost of employee benefits paid for by the Company or an affiliate, education or tuition reimbursements, imputed income

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arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, contributions made by the Company or an affiliate under any employee benefit plan, and similar items of compensation, as determined by the Committee. Notwithstanding the foregoing, the Committee may modify the definition of “Compensation” with respect to one or more Offerings as the Committee determines appropriate, provided such modification is on a uniform and nondiscriminatory basis.
(h)    “Designated Subsidiary” means a subsidiary (as defined in Section 424(f) of the Code) of the Company that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan, or if applicable, an Offering.
(i)    “Effective Date” shall have the meaning ascribed to it in Section 19.
(j)    “Eligible Employee” means, subject to the limitations set forth in Section 5(b) and Section 6(d), all individuals who are common law employees providing services to the Company or a Designated Subsidiary who (i) are employed by, and providing services to, the Company or a Designated Subsidiary prior to the beginning of any Offering; (ii) have completed more than six (6)-months of service with the Company or a Designated Subsidiary since their last hire date; (iii) are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week; (iv) are customarily employed by the Company or a Designated Subsidiary for more than five (5) months in any calendar year and (v) are not an Ineligible Non-U.S. Employees. Notwithstanding the foregoing, the Plan excludes from participation any individual who is a “highly compensated employee” (withing the meaning of Section 414(q) of the Code) and subject to the disclosure requirements of Section 16(a) of the Exchange Act; provided, with respect to the Plan and each Offering, this exclusion is applied in an identical manner to all highly compensated employees of the Company or Designated Subsidiary whose Eligible Employees are participating in such Offering. For purposes of the Plan, the employment relationship will be treated as continuing intact while an individual is on sick leave or other leave of absence that the Company or Designated Subsidiary approves or is legally protected under applicable law. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)    “Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a Share as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner not inconsistent with the regulations under Section 409A of the Code.
(m)    “Ineligible Non-U.S. Employee” means an individual who would otherwise be an Eligible Employee, but for the fact that they are a citizen or resident of a non-U.S. jurisdiction (without regard to whether they also are a citizen or resident of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) and (i) the individual’s participation in the Plan is prohibited under the laws of the applicable jurisdiction or (ii) if in order to permit the individual to participate, the Plan or and Offering would need to be modified to comply with the laws of the applicable jurisdiction, but in doing so, would cause the Plan or the Offering to violate Section 423 of the Code.
(n)    “Offering” shall have the meaning ascribed to it in Section 3(a).

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(o)    “Offering Date” shall have the meaning ascribed to it in Section 3(a).
(p)    “Participant” means an Eligible Employee who participates in the Plan.
(q)    “Plan” means the Leonardo DRS, Inc. Employee Stock Purchase Plan, as may be amended from time to time.
(r)    “Purchase Date” shall have the meaning ascribed to it in Section 6(a).
(s)    “Purchase Price” shall have the meaning ascribed to it in Section 6(c).
(t)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any comparable successor rule.
(u)    “Securities Act” means the Securities Act of 1933, as amended.
(v)    “Shares” means shares of the common stock of the Company, par value $0.01 per share.

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Leonardo DRS, Inc.
2022 OMNIBUS EQUITY COMPENSATION PLAN
Amended and Restated Effective May 15, 20241
ARTICLE I
GENERAL
1.1    Purpose
The purpose of the Leonardo DRS, Inc. 2022 Omnibus Equity Compensation Plan (as amended from time to time, the “Plan”) is to help the Company (as hereinafter defined): (1) attract, retain and motivate key employees (including prospective employees), consultants and non-employee directors of Leonardo DRS, Inc., a Delaware corporation (the “Company”); (2) align the interests of such persons with the Company’s stockholders; and (3) promote ownership of the Company’s equity.
1.2    Definitions of Certain Terms
For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1    “Acquisition Awards” has the meaning set forth in Section 1.6.1.
1.2.2    “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under section 12 of the Exchange Act.
1.2.3    “Award” means an award made pursuant to the Plan.
1.2.4    “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged (including any electronic acceptance or acknowledgement) by a Participant as a condition to receiving an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Participant. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.5    “Board” means the Board of Directors of the Company.
1.2.6    “Business Combination” has the meaning provided in Section 1.2.9(c).
1.2.7    “Cause” means (a) with respect to a Participant employed pursuant to a written employment agreement which agreement includes a definition of “Cause,” “Cause” as defined in that agreement or (b) with respect to any other Participant, the occurrence of any of the following: (i) the Participant’s repeated or continued failure to perform his or her duties to the Company’s satisfaction (other than any such failure resulting from incapacity due to physical or mental illness), as determined in the Company’s sole discretion; (ii) the Participant’s engagement in dishonesty, illegal conduct or misconduct; (iii) the Participant’s embezzlement, misappropriation or fraud, whether or not related to the Participant’s employment with the Company; (iv) the Participant’s conviction of, or plea of guilty or nolo contendere to, a crime that constitutes a felony (or state law equivalent) or crime that constitutes a misdemeanor involving moral turpitude; or (v) the Participant’s violations of the Company’s code of ethics and business conduct, as amended from time to time, as determined in the Company’s sole discretion.

[1] The Plan will be effective as of May 15, 2024, subject to stockholder approval.

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1.2.8    “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.
1.2.9    “Change in Control” means:
(a)    during any period of 12 months, individuals who constitute the Board as of the date hereof (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; provided, further, that this Section 1.2.9(a) shall not be in effect until there are no Leonardo S.p.A “Proxy Holders” (as defined in the Proxy Agreement between Leonardo S.p.A, the Company and other parties thereto, dated as of October 26, 2017) on the Board;
(b)    any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities:  (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition), or (E) by Leonardo S.p.A or any of its direct or indirect Subsidiaries;
(c)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), excluding such a Business Combination with Leonardo S.p.A or any of its direct or indirect subsidiaries, unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than Leonardo S.p.A or any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or
(d)    the consummation of a sale of all or substantially all of the Company’s assets (other than to Leonardo S.p.A or any of its direct or indirect Subsidiaries or an Affiliate of the Company); or

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(e)    the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person (other than Leonardo S.p.A or any of its direct or indirect Subsidiaries) becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.
1.2.10    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.11    “Committee” has the meaning set forth in Section 1.3.1.
1.2.12    “Common Stock” means the common stock of the Company, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.
1.2.13    “Company” means Leonardo DRS, Inc., and any successor entity thereto.
1.2.14    “Company Voting Securities” has the meaning provided in the definition of Change in Control.
1.2.15    “Consent” has the meaning set forth in Section 3.3.2.
1.2.16    “Consultant” means any individual (other than a non-employee director), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company.
1.2.17    “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.18    “Director” means a member of the Board.
1.2.19    “Disability” means, unless otherwise defined in an employment agreement between the Participant and the Company, a Participant’s inability to perform the duties of his or her employment on a full-time basis for six (6) consecutive months, as determined by the Committee.
1.2.20    “Effective Date” has the meaning set forth in Section 3.25.
1.2.21    “Employee” means a regular, active employee or a prospective employee of the Company, but not including a non-employee director.
1.2.22    “Employment” means a Participant’s performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Participant’s leave of absence results in a termination of Employment, (b) whether and when a change in a Participant’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Participant’s Employment being terminated will include both voluntary and involuntary terminations.
1.2.23    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

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1.2.24    “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the NASDAQ Stock Market or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.
1.2.25    “Good Reason” means, following a Change in Control, (a) with respect to a Participant employed pursuant to a written employment agreement which agreement includes a definition of “Good Reason,” “Good Reason” as defined in that agreement or (b) with respect to any other Participant, the occurrence of any of the following in the absence of the Participant’s written consent: (i) a material diminution in the Participant’s authority, duties, or responsibilities (other than temporarily while the Participant is physically or mentally incapacitated or as required by law), (ii) a material diminution in the Participant’s base salary, (iii) the relocation of the Participant’s principal place of employment to a location more than fifty (50) miles from the Participant’s principal place of employment immediately prior to the Change in Control, which constitutes a material adverse change in the geographic location with respect to such Participant or (iv) the Company’s material breach of any employment agreement to which the Company and the Participant are party at the time of such breach; provided that in any case such event is not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the affected Participant within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason.
1.2.26    “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.
1.2.27    “Incumbent Directors” has the meaning provided in the definition of Change in Control.
1.2.28    “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.
1.2.29    “Original Adoption Date” has the meaning set forth in Section 3.25.
1.2.30    “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.1.
1.2.31    “Participant” means an Employee, Consultant or non-employee director who receives an Award.
1.2.32    “Performance-Based Awards” means certain Other Stock-Based or Cash-Based Awards granted pursuant to Section 2.8.2.
1.2.33    “Performance Criteria” has the meaning set forth in Section 2.8.2.
1.2.34    “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may or may not be based on Performance Criteria.
1.2.35    “Plan” has the meaning set forth in Section 1.1.
1.2.36    “Plan Action” has the meaning set forth in Section 3.3.1.

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1.2.37     “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
1.2.38    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.39    “Share Limit” has the meaning set forth in Section 1.6.1.
1.2.40    “Shares” means shares of Common Stock.
1.2.41    “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which the Company, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.
1.2.42    “Surviving Entity” has the meaning provided in the definition of Change in Control.
1.2.43    “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and of any Subsidiary or parent corporation of the Company.
1.2.44    “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
1.3    Administration
1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:
(a)    exercise all of the powers granted to it under the Plan;
(b)    construe, interpret and implement the Plan and all Award Agreements;
(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d)    make all determinations necessary or advisable in administering the Plan;
(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f)    amend the Plan to reflect changes in applicable law;
(g)    grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of Performance Goals and/or upon continued service;
(h)    amend any outstanding Award Agreement in any respect including, without limitation, to
(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any

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Shares acquired pursuant to such Award will be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award),
(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award),
(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or
(4) reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and
(i)    determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,
(1) Awards may be
(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),
(B) exercised or
(C) canceled, forfeited or suspended,
(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant thereof or of the Committee,
(3) Awards may be settled by the Company, any of its Subsidiaries or Affiliates or any of their designees and
(4) the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset subject to Section 3.20.
1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

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1.3.4    No member of the Committee, Board or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Participant) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:
(a)    any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and
(b)    any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.
The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s certificate of incorporation or bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
1.4    Persons Eligible for Awards
Awards under the Plan may be made to Employees, Consultants and non-employee directors.
1.5    Types of Awards Under Plan
Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:
(a)    stock options,
(b)    stock appreciation rights,
(c)    restricted Shares,
(d)    restricted stock units,
(e)    dividend equivalent rights and
(f)    other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

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1.6    Shares of Common Stock Available for Awards
1.6.1    Shares Subject to the Plan. Subject to the other provisions of this Section 1.6, a total of 20,516,484 Shares shall be reserved for issuance under the Plan during its term which consists of the sum of (a) the 12,416,484 Shares previously authorized and approved for issuance under the Plan as of the Plan’s Original Adoption Date and (b) 8,100,000 Shares authorized and approved for issuance under the Plan as of the Company’s 2024 annual meeting of stockholders (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of Shares that may be granted under the Plan. Available Shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of Shares available for grant under the Plan, subject to applicable stock exchange requirements.
1.6.2    Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted Shares repurchased by the Company at the same price paid by the Participant so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. In the case of stock appreciation rights, the difference between the number of Shares covered by the exercised portion of the stock appreciation right and the number of Shares actually delivered upon exercise shall not be restored or available for future issuance under the Plan. Shares tendered by a Participant or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards. Shares repurchased using stock option proceeds will not be made available for future issuance of Awards.
1.6.3    Adjustments. The Committee will:
(a)    adjust the number and type of property or securities authorized pursuant to Section 1.6.1,
(b)    adjust the individual Participant limitations set forth in Sections 1.6, 2.4.1 and 2.5.1,
(c)    adjust the number and type of property or securities set forth in Section 2.3.2 that can be issued through Incentive Stock Options and
(d)    adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of securities other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

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ARTICLE II
AWARDS UNDER THE PLAN
2.1    Agreements Evidencing Awards
Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2    No Rights as a Stockholder
No Participant (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of the Company with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Participant’s ownership of such Shares.
2.3    Options
2.3.1    Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock options may be granted under the Plan to any one individual in any fiscal year may not exceed the Share Limit (as adjusted pursuant to the provisions of Section 1.6.3).
2.3.2    Incentive Stock Options. At the time of grant, the Committee will determine:
(a)    whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and
(b)    the number of Shares subject to such Incentive Stock Option; provided, however, that
(1)    the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any fiscal year (under all such plans of the Company and of any Subsidiary or parent corporation of the Company) may not exceed $100,000 and
(2)    no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.
The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than the Share Limit (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan may be issued through Incentive Stock Options.
2.3.3    Exercise Price. The exercise price per Share with respect to each stock option will be determined by the Committee but, except for Acquisition Awards or as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless

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otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options.
2.3.4    Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.
2.3.5    Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.
To exercise a stock option, the Participant must give written notice or, to the extent permitted by the Company, electronic notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check, or in another form as determined by the Company, which may include:
(a)     personal check,
(b)     Shares, based on the Fair Market Value as of the exercise date,
(c)    any other form of consideration approved by the Company and permitted by applicable law and
(d)    any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Participant so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Participant and another jointly with the right of survivorship.
2.4    Stock Appreciation Rights
2.4.1    Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock appreciation rights may be granted under the Plan to any one individual in any fiscal year may not exceed the Share Limit (as adjusted pursuant to the provisions of Section 1.6.3).
2.4.2    Exercise Price. The exercise price per Share with respect to each stock appreciation right will be determined by the Committee but, except for Acquisition Awards or as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock appreciation rights.
2.4.3    Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

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2.4.4    Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised at such time or times as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.
To exercise a stock appreciation right, the Participant must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a)    the excess of:
(1)     the Fair Market Value of the Common Stock on the date of exercise over
(2)     the exercise price of such stock appreciation right
multiplied by
(b)    the number of stock appreciation rights exercised, will be delivered to the Participant.
Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Participant so requests, Shares purchased may be issued in the name of the Participant and another jointly with the right of survivorship.
2.5    Restricted Shares
2.5.1    Grants. The Committee may grant or offer for sale restricted Shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such Shares, the Participant will have the rights of a stockholder with respect to the restricted Shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Participant of an Award of restricted Shares will be issued a Certificate in respect of such Shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such Shares. In the event that a Certificate is issued in respect of restricted Shares, such Certificate may be registered in the name of the Participant, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.
2.5.2    Right to Vote and Receive Dividends on Restricted Shares. Each Participant of an Award of restricted Shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted Share will be retained by the Company and will be paid to the relevant Participant (without interest) when the Award of restricted Shares vests and will revert back to the Company if for any reason the restricted Share upon which such dividends or other distributions were paid reverts back to the Company (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6.3).
2.6    Restricted Stock Units
The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Participant of a restricted stock unit will

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have only the rights of a general unsecured creditor of the Company, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Participant of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.
2.7    Dividend Equivalent Rights
The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate; provided that in no event may such payments may be made unless and until the Award to which they relate vests.
2.8    Other Stock-Based or Cash-Based Awards
2.8.1    Grant. The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted Shares, performance share awards and performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
2.8.2    Establishment of the Performance Period, Performance Goals and Certification. A Participant’s Performance-Based Award will be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee. The Committee may prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the Performance Goals during the performance period. The Performance Goals will be based on criteria determined by the Committee from time to time, and as may be adjusted, modified or amended by the Committee (“Performance Criteria”). Any Performance Goals may be measured in absolute terms or relative to historic performance or the performance of other companies or an index. Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable Performance Goals have been met with respect to a given Participant and, if they have, will determine the amount of the applicable Performance-Based Award. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.
2.9    Repayment If Conditions Not Met
If the Committee determines that all terms and conditions of the Plan and a Participant’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Participant will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted Shares, an amount equal to the Fair Market Value (determined at the time such Shares became

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vested) of such restricted Shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
2.10    Continuous Employment Requirement
Unless otherwise provided herein, in an Award Agreement, in an employment agreement or in other arrangement of the Company or its Affiliates, in the event of Participant’s termination of Employment prior to the vesting of all of the Awards, any unvested Awards will terminate automatically without any further action by the Company and be forfeited without further notice and at no cost to the Company.
ARTICLE III
MISCELLANEOUS
3.1    Amendment of the Plan
3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Participant of any Award without the Participant’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Participant without the Participant’s consent.
3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the Company’s stockholders.
3.2    Tax Withholding
Participants will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),
(a)    the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Participant whether or not pursuant to the Plan (including Shares otherwise deliverable),
(b)    the Committee will be entitled to require that the Participant remit cash to the Company (through payroll deduction or otherwise), or
(c)    the Company may enter into any other suitable arrangements to withhold, in each case in the Company’s discretion the amounts of such taxes to be withheld based on the individual tax rates applicable to the Participant.

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3.3    Required Consents and Legends
3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.14 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended Shares.
3.3.2    The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a)    any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,
(b)    any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,
(c)    any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,
(d)    any and all consents by the Participant to:
(i)    the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,
(ii)    the Company’s deducting amounts from the Participant’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Participant’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and
(iii)    the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and
(e)    any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.
3.4    Right of Offset
The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, relocation reimbursement, sign-on bonus, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

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3.5    Non-assignability; No Hedging
Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Participant to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.
3.6    Change in Control
3.6.1    Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement or the Company’s Executive Severance Plan, or successor thereof, if a Participant’s Employment is terminated by the Company or any successor entity thereto without Cause on or within one (1) year after a Change in Control, (i) each Award granted to such Participant prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, and (ii) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Participant’s termination of Employment.
3.6.2    Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement or the Company’s Executive Severance Plan, or successor thereof, for any Participant who is an “Eligible Employee” under the Company’s Executive Severance Plan, if such Participant resigns his or her Employment for Good Reason, on or within one (1) year after a Change in Control, (i) each Award granted to such Participant prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, and (ii) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Participant’s termination of Employment.
3.6.3    Notwithstanding the foregoing, in the event of a Change in Control, a Participant’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount of cash or securities equal to their value, where in the case of stock options and stock appreciation rights, the value of such awards, if any, will be equal to their in-the-money spread value (if any), as determined in the sole discretion of the Committee; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments or similar payments,

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then the Committee will determine if Awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
3.7    No Continued Employment or Engagement; Right of Discharge Reserved
Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Participant any right to continued Employment, or other engagement, with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.
3.8    Nature of Payments
3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Participant. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Participant. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional Shares. Fractional Shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2    All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Participant, will not entitle the Participant to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Participant, unless the Company specifically provides otherwise.
3.9    Non-Uniform Determinations
3.9.1    The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Participant’s Employment has been terminated for purposes of the Plan.
3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (a) establish special rules applicable to Awards to Participants who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (b) cause the Company to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

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3.10    Other Payments or Awards
Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11    Plan Headings
The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12    Termination of Plan
The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13    Clawback/Recapture Policy
Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Participant.
3.14    Section 409A
3.14.1    All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.
3.14.2    Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a)    any payment due upon a Participant’s termination of Employment will be paid only upon such Participant’s separation from service from the Company within the meaning of Section 409A;
(b)     any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(c)    any payment to be made with respect to such Award in connection with the Participant’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Participant’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

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(d)    to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e)    with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f)    if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;
(g)    if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and
(h)    for purposes of determining whether the Participant has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.15    Governing Law
The laws of the Commonwealth of Virginia shall govern the interpretation, validity, administration, enforcement and performance of the terms of the Plan and all Awards regardless of the law that might be applied under principles of conflicts of laws.
3.16    Disputes; Choice of Forum
3.16.1    The Company and each Participant, as a condition to such Participant’s participation in the Plan, agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought to the exclusive jurisdiction of the Circuit Court of Arlington County (Virginia) or the United States District Court for the Eastern District of Virginia (Alexandria Division). The parties irrevocably waive, to the fullest extent permitted by law, any objection a party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of the Plan shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable. The Company and each Participant, as a condition to such Participant’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Participant and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.16.1.
3.16.2    The agreement by the Company and each Participant as to forum is independent of the law that may be applied in the action, and the Company and each Participant, as a condition to such Participant’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the

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Company or such Participant now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.16 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Participant.
3.16.3    Each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Participant’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Participant of any such service of process.
3.16.4    Each Participant, as a condition to such Participant’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.18, except that a Participant may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Participant’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).
3.17    Waiver of Jury Trial
EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.
3.18    Waiver of Claims
Each Participant of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Participant has no right to any benefits under the Plan. Accordingly, in consideration of the Participant’s receipt of any Award hereunder, the Participant expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.
3.19    Shortened Statute of Limitations
Each Participant agrees to shorten the applicable statute of limitations and agrees that no claims or causes of actions may be brought against the Company or any its Subsidiaries or Affiliates or any of their directors, officers, employees, controlling persons, agents or representatives based upon, directly or indirectly, any claim that arises under this Plan or any Award Agreement more than twelve (12) months after the date of the action that is the subject of the claim or lawsuit. Each Participant agrees to waive any statute of limitations to the contrary.
3.20    No Repricing or Reloads
Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options or stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the Company’s stockholders. The Company will not grant any stock options or stock appreciation rights with automatic reload features.

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Appendix B
3.21    Severability; Entire Agreement
If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.22    No Liability with Respect to Tax Qualification or Adverse Tax Treatment
Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Participant on account of an Award’s failure to (a) qualify for favorable United States federal, state or local, or foreign, tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
3.23    No Third-Party Beneficiaries
Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.24    Successors and Assigns of the Company
The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.
3.25    Date of Adoption and Approval of Stockholders
This Plan was originally adopted on November 23, 2022 (the “Original Adoption Date”). The Board approved an amendment and restatement of the original Plan on March 19, 2024, and the Company’s stockholders approved the amendment and restatement of the Plan effective as of May 15, 2024 (the “Effective Date”).
3.26    Limits on Compensation to Non-Employee Directors.
No non-employee director of the Company may be granted (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value of such award.

Leonardo DRS	123	2024 Proxy Statement

Appendix C
Non-GAAP Financial Measures
We believe the non-GAAP financial measures presented in this document will help investors understand our financial condition and operating results and assess our future prospects. We believe these non-GAAP financial measures, each of which is discussed in greater detail below, are important supplemental measures because they exclude unusual or non-recurring items as well as non-cash items that are unrelated to or may not be indicative of our ongoing operating results. Further, when read in conjunction with our U.S. GAAP results, these non-GAAP financial measures provide a baseline for analyzing trends in our underlying businesses and can be used by management as a tool to help make financial, operational and planning decisions. Finally, these measures are often used by analysts and other interested parties to evaluate companies in our industry by providing more comparable measures that are less affected by factors such as capital structure.
We recognize that these non-GAAP financial measures have limitations, including that they may be calculated differently by other companies or may be used under different circumstances or for different purposes, thereby affecting their comparability from company to company. In order to compensate for these and the other limitations discussed below, management does not consider these measures in isolation from or as alternatives to the comparable financial measures determined in accordance with U.S. GAAP. Readers should review the reconciliations below and should not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin	Year Ended December 31, 2023 ($ in millions)
Net earnings	168
Income tax provision	24
Amortization of intangibles	22
Depreciation	63
Restructuring costs	11
Interest expense	36
Deal-related transaction costs	7
Other one-time non-operational events	(7)
Adjusted EBITDA	324
Adjusted EBITDA margin	11.5%
We define adjusted EBITDA as our net earnings before income taxes, amortization of acquired intangible assets, depreciation, restructuring costs, interest, deal-related transaction costs, other non-operating expenses such as foreign exchange, non-service pension expenditures, legal liability accrual reversals, and other one-time non-operational events as well as gains (losses) on business disposals. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenue.

Leonardo DRS	124	2024 Proxy Statement

Appendix C

Adjusted Net Earnings	Year Ended December 31, 2023 ($ in millions)
Net earnings	168
Deal-related transaction costs	7
Amortization of intangibles	22
Restructuring costs	11
Other one-time non-operational events	(7)
Tax effect of adjustments	(7)
Adjusted net earnings	194
We define adjusted net earnings as net earnings excluding deal-related transaction costs, amortization of acquired intangible assets, restructuring costs, other non-operating expenses such as foreign exchange, non-service pension expenditures, legal liability accrual reversals, and other one-time non-operational events offset by the tax effect of such adjustments, as well as gains (losses) on business disposals (net of tax).

Free Cash Flow	Year Ended December 31, 2023 ($ in millions)
Net cash provided by operating activities	205
Transaction-related expenditures, net of tax	13
Capital expenditures	(60)
Proceeds from sales of assets	1
Free cash flow	159
We define free cash flow as the sum of the cash flows provided by (used in) operating activities, the cash flows provided by (used in) investing activities pertaining to capital expenditures, proceeds generated from the sale of capital assets and dividends received from investments, less transaction-related expenditures (net of tax) and tax payments on disposals.

Leonardo DRS	125	2024 Proxy Statement

LEONARDO DRS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DRS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42321-P03946

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEONARDO DRS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) William J. Lynn, III
02) Frances F. Townsend
03) Gail S. Baker
04) Dr. Louis R. Brothers
05) David W. Carey
06) General George W. Casey, Jr.
07) Mary E. Gallagher
08) Kenneth J. Krieg
09) Eric Salzman

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V42322-P03946

LEONARDO DRS, INC.
Annual Meeting of Stockholders
May 15, 2024 9:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark A. Dorfman and Michael Dippold, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LEONARDO DRS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time, on May 15, 2024, virtually at www.virtualshareholdermeeting.com/DRS2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side